JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

[PHOTO OF RONALD R. ANGARELLA]

Dear Policyowner:

     As you well know, last year continued to bring us significant challenges relative to investing in equities. In fact, 2002 marked the third consecutive year of negative stock market returns, which has not been experienced for sixty-one years. Corporate scandals, the economy, and heightened geopolitical risks plagued stock market performance. The Dow Jones Industrial Average(R)*, NASDAQ Composite*, S&P 500(R)*, Russell 2000(R)* and the Dow Jones World Indices all posted double digit losses for the year.

As an alternative to equity investments, fixed income provided the only bright spot for the year. Within the Jefferson Pilot Variable Fund, the JPVF High Yield Bond Portfolio and the JPVF Money Market Portfolio provided positive year-end returns.

Despite the almost unprecedented recent market performance, it is important to note the Dow Jones Industrial Average(R)* and the S&P 500 Index(R)* posted average annual returns of 12.03% and 9.33% respectively for the ten-year period ending December 31, 2002. We believe long-term investors will continue to benefit in the future from realistically attractive market returns by deploying asset allocation strategies to structure a properly diversified portfolio.

The Jefferson Pilot Variable Fund offers a diverse selection of investment choices to support your financial planning needs. You can choose from growth to value disciplines, small to large capitalization portfolios, index based accounts, international equity alternatives and fixed income options.

Your Jefferson Pilot Financial variable life or variable annuity product is a flexible, long-term planning tool. You have the ability to design a mix of portfolios to match your investment style, objectives and risk profile. Our portfolio offerings are currently under annual review, as we remain committed to providing you with a host of quality investment opportunities.

Thank you for your continued confidence in Jefferson Pilot Financial and for allowing us to assist you in meeting your financial planning goals.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.

* UNLIKE INVESTMENTS IN VARIABLE PRODUCTS, INDICES ARE UNMANAGED AND DO NOT INCUR FEES, CHARGES, OR THE COSTS OF INSURANCE. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. THE COMPONENTS OF INDICES WILL VARY. CONTACT YOUR REPRESENTATIVE FOR MORE INFORMATION ABOUT INDICES.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                                      INDEX

                                                                    PAGE
Portfolio Profiles

   Mid-Cap Growth Portfolio                                           4

   Growth Portfolio                                                  10

   Emerging Growth Portfolio                                         16

   Capital Growth Portfolio                                          22

   Small Company Portfolio                                           26

   Mid-Cap Value Portfolio                                           32

   International Equity Portfolio                                    38

   Small-Cap Value Portfolio                                         42

   S&P 500 Index Portfolio                                           48

   Value Portfolio                                                   58

   World Growth Stock Portfolio                                      64

   Balanced Portfolio                                                70

   High Yield Bond Portfolio                                         78

   Money Market Portfolio                                            88

Financial Statements                                                 92

Notes to Financial Statements                                       100

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

[CHART]

Common Stock            95.12%
Cash                     4.88%

                               NUMBER OF HOLDINGS

                                       117

                                PERCENT OF
TOP TEN EQUITIES                PORTFOLIO++
-------------------------------------------
MedImmune, Inc.                   1.89%
WellPoint Health
  Networks, Inc.                  1.78%
Nextel Communications, Inc.       1.70%
KLA-Tencor Corp.                  1.46%
Novellus Systems, Inc.            1.44%
Anthem, Inc.                      1.42%
Bed Bath & Beyond, Inc.           1.41%
International Game
  Technology                      1.36%
Fiserv, Inc.                      1.28%
Coach, Inc.                       1.27%

                                PERCENT OF
TOP TEN INDUSTRIES              PORTFOLIO++
-------------------------------------------
Pharmaceutical                    9.13%
Retail Stores                     7.35%
Electronics - Semiconductors      6.60%
Financial Services                6.46%
Computer Equipment
  & Services                      5.65%
Computer Software                 5.32%
Medical - Biotechnology           4.22%
Medical Products                  3.73%
Telecommunications -
  Equipment & Services            3.71%
Entertainment & Leisure           3.34%

              ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.

                              ROBERT E. TURNER, CFA
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER

- Founded Turner in 1990
- M.B.A. and Bachelor's degree from Bradley University
- 21 years of investment experience
- Chartered Financial Analyst

                              CHRISTOPHER K. McHUGH

- Joined Turner in 1990
- M.B.A. from St. Joseph's University
- Bachelor's degree from Philadelphia University
- 16 years of investment experience

                             WILLIAM C. McVAIL, CFA

- Joined Turner in 1998
- Bachelor's degree from Vassar College
- 15 years of investment experience
- Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
     To achieve capital appreciation by investing in primarily common stocks and other equities of midsize U.S. companies.

                            NET ASSETS AS OF 12/31/02
                                   $12,424,488

   For the twelve months ended December 31, 2002, the stock market suffered from persistent weakness. A promising rally during the fourth quarter of 2001 was followed by even greater declines during 2002. During this time period, the JPVF Mid Cap Growth Portfolio recorded a -31.62% loss, under performing the Russell Midcap Growth Index's -27.41% drop.

   Several factors have caused investor sentiment to remain extremely negative for much of the last twelve months. In fact, during the third quarter of 2002, broad weakness in stocks drove the Dow to its worst quarterly performance since 1987. Among the issues testing investor confidence were disclosures of accounting improprieties and outright corporate fraud, continued doubts about the objectivity of Wall Street analysts, uncertainty surrounding terrorism threats, and conflict in the Middle East and possible war in Iraq. In addition, the market was under considerable pressure due to concerns about corporate profits and the economy. While widespread investor uncertainty concerning the economic outlook and corporate profits had a negative impact on stock investing in general, growth oriented companies suffered the most.

   Holdings in the healthcare sector contributed positively to performance for the year. Specific areas of strength included hospital management, medical services and medical distribution companies. While consumer discretionary holdings detracted from overall Portfolio performance, bright spots in that sector included select holdings in several Internet and specialty retailers, including Amazon.com, Inc., Coach, Inc. and Chico's FAS, Inc.

   The Portfolio's holdings in the technology sector detracted the most from performance. Particularly hard hit were holdings in the semiconductor and computer communications industries, including semiconductor stocks Broadcom Corp. and PMC-Sierra, Inc., and computer communications company Brocade Communications Systems, Inc. Our holdings in those industries accounted for greater than 8% of the Portfolio's weighting on average. Both industries suffered significant losses for the year. We were heavily weighted in the semiconductor and related industries because companies in those industries typically perform well in advance of improvements in the economy, often due to early increases in demand as overall economic activity stabilizes and improves. However, the demand environment did not improve as quickly as we had hoped and the sluggish economic rebound set the stage for further earnings concerns.

   We continue to believe that the market will begin to show gradual improvement during 2003 in response to a strengthening economy and improvement in corporate earnings. In fact, during the fourth quarter we began to see stabilization in the earnings outlook for companies in several areas of the market. Throughout much of the year we emphasized companies positioned as market leaders within their industries. We are now focusing more on companies we believe have the most leverageable advantages coming out of the difficult business environment of the past several years. Many of these companies have streamlined operations and are now positioned to benefit from even moderate increases in revenues. These stocks include telecommunications equipment, financial data processors, and retailing companies with strong brands.

[CHART]

          MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

 MID-CAP GROWTH PORTFOLIO     RUSSELL MID-CAP GROWTH INDEX

                  ACCOUNT                       ACCOUNT
  DATE             VALUE            DATE         VALUE
--------          -------         --------      -------
05/01/01           10,000         05/01/01       10,000
05/31/01            9,991         05/31/01        9,817
06/30/01           10,013         06/30/01        9,822
07/31/01            9,175         07/31/01        9,160
08/31/01            8,384         08/31/01        8,496
09/30/01            6,865         09/30/01        7,091
10/31/01            7,417         10/31/01        7,837
11/30/01            8,358         11/30/01        8,681
12/31/01            8,583         12/31/01        9,011
01/31/02            8,439         01/31/02        8,718
02/28/02            7,627         02/28/02        8,224
03/31/02            8,281         03/31/02        8,851
04/30/02            7,852         04/30/02        8,383
05/31/02            7,513         05/31/02        8,133
06/30/02            6,671         06/30/02        7,235
07/31/02            6,076         07/31/02        6,533
08/31/02            5,895         08/31/02        6,510
09/30/02            5,477         09/30/02        5,992
10/31/02            5,988         10/31/02        6,457
11/30/02            6,502         11/30/02        6,976
12/31/02            5,870         12/31/02        6,555

AVERAGE ANNUAL TOTAL RETURNS

                                        RUSSELL
                                        MIDCAP
                             MID-CAP    GROWTH
                             GROWTH      INDEX
1 YEAR                       -31.62%    -27.41%

INCEPTION                    -27.34%    -22.36%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                  PERIOD FROM
                                                                  MAY 1, 2001
                                                YEAR ENDED          THROUGH
                                                 DECEMBER          DECEMBER
                                                 31, 2002         31, 2001 (A)
Net asset value, beginning of period           $        8.58     $       10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income
  Net gains and losses on securities
      (both realized and unrealized)                   (2.71)            (1.42)
                                               -------------     -------------

  Total from investment operations                     (2.71)            (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
      investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                               -------------     -------------

  Total distributions                                   0.00              0.00

Net asset value, end of period                 $        5.87     $        8.58
                                               =============     =============

Total Return (B)                                      (31.62%)          (14.17%)

Ratios to Average Net Assets: (C)
 Expenses                                               1.16%             1.24%
 Net investment income                                 (0.94%)           (0.99%)

Portfolio Turnover Rate                               236.16%           182.81%

Net Assets, At End of Period                   $  12,424,488     $  11,586,092

                    (A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

                    (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

                    (C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--95.13%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.60%
Lamar Advertising Co.+                                     2,200    $     74,030
                                                                    ------------
AIRLINES-0.61%
AMR Corp.+                                                11,560          76,296
                                                                    ------------
AUTOMOTIVE PARTS & EQUIPMENT-0.88%
Advance Auto Parts, Inc.+                                  2,230         109,047
                                                                    ------------
BANKING-0.73%
Commerce Bancorp, Inc.                                     2,110          91,131
                                                                    ------------
BEVERAGES-1.34%
Coca-Cola Enterprises, Inc.                                4,120          89,486
Pepsi Bottling Group, Inc., The                            2,980          76,586
                                                                    ------------
                                                                         166,072
                                                                    ------------
BROADCASTING-2.18%
Cumulus Media, Inc.+                                       7,440         110,633
Univision Communications, Inc.+                            2,790          68,355
Westwood One, Inc.+                                        2,470          92,279
                                                                    ------------
                                                                         271,267
                                                                    ------------
CHEMICALS-1.60%
Cabot Microelectronics Corp.+                              1,610          75,992
Ecolab, Inc.                                               2,490         123,255
                                                                    ------------
                                                                         199,247
                                                                    ------------
COMMERCIAL SERVICES-2.12%
Convergys Corp.+                                           5,850          88,628
Laboratory Corporation of America Holdings+                4,180          97,143
Weight Watchers International, Inc.+                       1,690          77,689
                                                                    ------------
                                                                         263,460
                                                                    ------------
COMPUTER EQUIPMENT & SERVICES-5.65%
CDW Computer Centers, Inc.+                                3,550         155,668
Comverse Technology, Inc.+                                11,890         119,138
Fiserv, Inc.+                                              4,670         158,547
Lexmark International, Inc.+                               1,960         118,580
NVIDIA Corp.+                                              5,260          60,543
SunGard Data Systems, Inc.+                                3,780          89,057
                                                                    ------------
                                                                         701,533
                                                                    ------------
COMPUTER INFORMATION & TECHNOLOGY-0.76%
DST Systems, Inc.+                                         2,660          94,563
                                                                    ------------
COMPUTER NETWORK-2.39%
Juniper Networks, Inc.+                                   12,180          82,824
Network Appliance, Inc.+                                   8,600          86,000
Network Associates, Inc.+                                  7,950         127,916
                                                                    ------------
                                                                         296,740
                                                                    ------------
COMPUTER SOFTWARE-5.32%
Adobe Systems, Inc.                                        5,300         131,445
BEA Systems, Inc.+                                        11,290         129,496
Citrix Systems, Inc.+                                      5,150          63,448
Mercury Interactive Corp.+                                 4,320         128,088
PeopleSoft, Inc.+                                          4,850          88,755
Symantec Corp.+                                            2,960         119,910
                                                                    ------------
                                                                         661,142
                                                                    ------------
CONSULTING SERVICES-0.90%
Corporate Executive Board Co., The+                        1,380    $     44,050
FTI Consulting, Inc.+                                      1,680          67,452
                                                                    ------------
                                                                         111,502
                                                                    ------------
EDUCATIONAL SERVICES-0.72%
Apollo Group, Inc.+                                        2,025          89,100
                                                                    ------------
ELECTRONICS-1.18%
Agilent Technologies, Inc.+                                3,830          68,787
Teradyne, Inc.+                                            5,960          77,540
                                                                    ------------
                                                                         146,327
                                                                    ------------
ELECTRONICS - SEMICONDUCTORS-6.60%
Cymer, Inc.+                                               4,660         150,285
KLA-Tencor Corp.+                                          5,140         181,802
Lam Research Corp.+                                        5,290          57,132
Novellus Systems, Inc.+                                    6,390         179,431
PMC-Sierra, Inc.+                                         16,600          92,296
QLogic Corp.+                                              1,420          49,004
Skyworks Solutions, Inc.+                                 12,790         110,250
                                                                    ------------
                                                                         820,200
                                                                    ------------
ENTERTAINMENT & LEISURE-3.34%
Electronic Arts, Inc.+                                     3,020         150,305
International Game Technology+                             2,220         168,542
MGM Mirage+                                                2,930          96,602
                                                                    ------------
                                                                         415,449
                                                                    ------------
FINANCIAL SERVICES-6.46%
Affiliated Managers Group, Inc.+                           2,620         131,786
Bear Stearns Companies, Inc., The                          2,030         120,582
Countrywide Financial Corp.                                1,190          61,464
Doral Financial Corp.                                      1,640          46,904
Investors Financial Services Corp.                         4,550         124,625
Legg Mason, Inc.                                           2,510         121,835
Neuberger Berman, Inc.                                     1,670          55,928
Providian Financial Corp.+                                12,580          81,644
Raymond James Financial, Inc.                              1,970          58,273
                                                                    ------------
                                                                         803,041
                                                                    ------------
FOOD PRODUCTS-0.58%
Hershey Foods Corp.                                        1,060          71,486
                                                                    ------------
FOOD SERVICE & RESTAURANTS-1.70%
Cheesecake Factory, Inc., The+                             2,270          82,061
Panera Bread Co.+                                          1,900          66,139
Performance Food Group Co.+                                1,840          62,485
                                                                    ------------
                                                                         210,685
                                                                    ------------
HEALTHCARE-2.88%
LifePoint Hospitals, Inc.+                                 2,130          63,753
Mid Atlantic Medical Services, Inc.+                       2,250          72,900
WellPoint Health Networks, Inc.+                           3,110         221,308
                                                                    ------------
                                                                         357,961
                                                                    ------------
HUMAN RESOURCES-1.45%
Manpower, Inc.                                             2,420          77,198
Robert Half International, Inc.+                           6,420         103,426
                                                                    ------------
                                                                         180,624
                                                                    ------------

                        See notes to financial statements

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
INSURANCE-1.42%
Anthem, Inc.+                                              2,810    $    176,749
                                                                    ------------
INTERNET SERVICES-2.58%
Internet Security Systems, Inc.+                           4,750          87,068
VeriSign, Inc.+                                           12,600         101,052
Yahoo!, Inc.+                                              8,100         132,435
                                                                    ------------
                                                                         320,555
                                                                    ------------
LODGING-0.71%
Starwood Hotels & Resorts Worldwide, Inc.                  3,690          87,601
                                                                    ------------
MEDICAL - BIOTECHNOLOGY-4.22%
Biogen, Inc.+                                              2,170          86,930
Cephalon, Inc.+                                            1,780          86,629
Covance, Inc.+                                             4,830         118,770
Genzyme Corp.+                                             2,600          76,882
Trimeris, Inc.+                                            1,660          71,529
Universal Health Services, Inc., Class B+                  1,850          83,435
                                                                    ------------
                                                                         524,175
                                                                    ------------
MEDICAL PRODUCTS-3.73%
AmerisourceBergen Corp.                                    1,650          89,612
Biomet, Inc.                                               3,780         108,335
Henry Schein, Inc.+                                        2,310         103,950
St. Jude Medical, Inc.+                                    1,560          61,963
Varian Medical Systems, Inc.+                              2,000          99,200
                                                                    ------------
                                                                         463,060
                                                                    ------------
MEDICAL SUPPLIES-0.87%
DENTSPLY International, Inc.                               2,900         107,880
                                                                    ------------
MOTOR VEHICLE MANUFACTURING-0.93%
Navistar International Corp.+                              4,740         115,229
                                                                    ------------
OFFICE EQUIPMENT-0.96%
Avery Dennison Corp.                                       1,960         119,717
                                                                    ------------
OIL & GAS - DISTRIBUTION & MARKETING-0.42%
Kinder Morgan, Inc.                                        1,240          52,415
                                                                    ------------
OIL & GAS - INTEGRATED-0.39%
Nabors Industries, Ltd.+                                   1,390          49,025
                                                                    ------------
OIL & GAS PRODUCERS-1.19%
Murphy Oil Corp.                                           2,200          94,270
Pogo Producing Co.                                         1,430          53,268
                                                                    ------------
                                                                         147,538
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-2.99%
BJ Services Co.+                                           3,910         126,332
Cooper Cameron Corp.+                                      1,950          97,149
Halliburton Co.                                            4,240          79,330
Patterson-UTI Energy, Inc.+                                2,260          68,184
                                                                    ------------
                                                                         370,995
                                                                    ------------
PACKAGING & CONTAINERS-0.82%
Ball Corp.                                                 2,000    $    102,380
                                                                    ------------
PHARMACEUTICA-9.13%
Accredo Health, Inc.+                                      3,705         130,601
Allergan, Inc.                                             1,940         111,783
Caremark RX, Inc.+                                         7,700         125,125
Gilead Sciences, Inc.+                                     3,920         133,280
MedImmune, Inc.+                                           8,649         234,989
Omnicare, Inc.                                             2,080          49,566
Pharmaceutical Product Development, Inc.+                  3,650         106,836
Scios, Inc.+                                               2,950          96,111
Teva Pharmaceutical Industries, Ltd., ADR                  2,100          81,081
Watson Pharmaceuticals, Inc.+                              2,290          64,738
                                                                    ------------
                                                                       1,134,110
                                                                    ------------
RETAIL - INTERNET-0.75%
Amazon.com, Inc.+                                          4,960          93,694
                                                                    ------------
RETAIL STORES-7.35%
Bed Bath & Beyond, Inc.+                                   5,090         175,758
Chico's FAS, Inc.+                                         3,840          72,614
Michaels Stores, Inc.+                                     2,730          85,449
Staples, Inc.+                                             8,490         155,367
Starbucks Corp.+                                           3,020          61,548
Tiffany & Co.                                              4,780         114,290
Whole Foods Market, Inc.+                                  1,850          97,551
Williams-Sonoma, Inc.+                                     5,560         150,954
                                                                    ------------
                                                                         913,531
                                                                    ------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES-3.71%
CIENA Corp.+                                              17,660          90,772
JDS Uniphase Corp.+                                       35,520          87,734
Nortel Networks Corp.+                                    63,280         101,881
RF Micro Devices, Inc.+                                    5,130          37,603
Tellabs, Inc.+                                            19,650         142,856
                                                                    ------------
                                                                         460,846
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS-1.70%
Nextel Communications, Inc.+                              18,300         211,365
                                                                    ------------
TEXTILES & APPAREL-1.27%
Coach, Inc.+                                               4,800         158,016
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $11,869,783)                                                  11,819,784
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $11,869,783)                                       95.13%     11,819,784
Other assets, less liabilities                              4.87         604,704
                                                    ------------    ------------
TOTAL NET ASSETS                                          100.00%   $ 12,424,488
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

[CHART]

Common Stock            92.86%
Cash                     7.14%

                               NUMBER OF HOLDINGS

                                       90

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Microsoft Corp.                   4.23%
Kohl's Corp.                      2.76%
Forest Laboratories, Inc.         2.73%
Amgen, Inc.                       2.69%
Dell Computer Corp.               2.39%
Apollo Group, Inc.                2.31%
Microchip Technology, Inc.        2.26%
XTO Energy, Inc.                  2.10%
Cisco Systems, Inc.               1.94%
International Game
  Technology                      1.87%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Computer Software                 9.82%
Retail Stores                     8.94%
Pharmaceutical                    8.79%
Medical Products                  7.12%
Medical - Biotechnology           6.90%
Financial Services                4.96%
Computer Equipment
  & Services                      4.35%
Educational Services              3.62%
Electronic Components             3.49%
Electronics - Semiconductors      3.34%

   ++ Represents market value of investments plus cash.

                                PORTFOLIO MANAGER
                         Strong Capital Management, Inc.

                              RONALD C. OGNAR, CFA

- Joined Strong in 1993
- 34 years of investment experience
- B.S. from University of Illinois
- Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
       To seek capital growth by investing primarily in equity securities.

                            NET ASSETS AS OF 12/31/02
                                   $31,843,166

   After a sharp fourth quarter 2001 rebound, the first few months of 2002 were characterized by a sell off of growth-style stocks. As the year progressed, market pessimism expanded to include all equity styles and all sectors of the market. Despite growing evidence the economy continues to strengthen and improve, the markets have been moving persistently lower this summer. A disconnect has been growing all year between the economy and the stock market. The current economic environment would typically be considered very conducive to gains in the stock market. Output is growing, inflation is tame and interest rates are very low. Though this has not yet spurred the return of significant corporate capital investment, it has helped keep the consumer and the real estate markets strong. Despite an improving economic picture, stocks have continued to fall over concerns of violence and terrorism, a steady stream of corporate malfeasance, low capital spending and a weaker dollar. Many of the broad market indexes are at or near five-year lows.

   Early in the year, we began to position the JPVF Growth Portfolio for a cyclical economic recovery with emphasis in areas such as consumer and cyclical stocks. The decision to overweight the consumer sector worked well for the Portfolio as consumers benefited from low interest rates, mortgage refinancing and tax cuts. Cyclical companies became more prominent positions in the Portfolio as the economy showed clear signs of recovery.

   The healthcare sector was underweight relative to the index. This decision worked well because large-capitalization pharmaceutical companies have remained under pressure due to patent expirations and the inability to meet forecasted financial results. We intend to continue avoiding that area and focusing on industries where we see promising potential such as testing and diagnostic companies, bioscience companies and drug distributors. These industries tend to exhibit better growth potential, firmer pricing and generally more solid financial results.

   Weakness in the technology sector severely hindered performance for both the Portfolio and its benchmark, the Russell Midcap Growth Index, during the quarter. Although we believe the longer-term prospects for leading technology companies remains bright, weakness in key end-markets, such as personal computers and telecommunication services, has resulted in a slower rebound in corporate IT spending than would be normally expected. Although the Portfolio's consumer-related technology holdings have held up well, our key holdings in enterprise software and semiconductors have recently struggled despite encouraging fundamental developments.

   Presently, the market remains vulnerable to fear and anxiety. Regardless, we believe progress is possible for those who focus on companies with strong balance sheets and quality management teams. As growth managers, we fervently believe that the trajectory of earnings growth drives stock prices over the long-term. Recently, our work has centered on the possibility that new growth sectors are developing. Sectors such as basic materials and energy tend to be under-covered by Wall Street and unencumbered by billions of dollars in new capacity. Though investors tend to focus on broad performance, we are focused on growth stocks - companies with positive business momentum. We believe that when pessimism begins to recede, solid earnings improvement should help our companies lead the market higher.

[CHART]

              GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX Comparison of Change in Value of $10,000 Investment.

     GROWTH PORTFOLIO          RUSSELL MID-CAP GROWTH INDEX

                  ACCOUNT                       ACCOUNT
  DATE             VALUE            DATE         VALUE
--------          -------         --------       ------
01/01/98           10,000         01/01/98       10,000
03/31/98           11,160         03/31/98       11,238
06/30/98           11,691         06/30/98       11,232
09/30/98           10,420         09/30/98        9,356
12/31/98           13,114         12/31/98       11,834
03/31/99           14,487         03/31/99       12,238
06/30/99           15,102         06/30/99       13,513
09/30/99           15,055         09/30/99       12,837
12/31/99           23,652         12/31/99       17,904
03/31/00           28,610         03/31/00       21,686
06/30/00           25,892         06/30/00       20,080
09/30/00           28,234         09/30/00       20,586
12/31/00           22,301         12/31/00       15,802
03/31/01           16,226         03/31/01       11,837
06/30/01           16,891         06/30/01       13,752
09/30/01           13,085         09/30/01        9,929
12/31/01           14,772         12/31/01       12,616
03/31/02           14,219         03/31/02       12,392
06/30/02           12,650         06/30/02       10,130
09/30/02           10,898         09/30/02        8,389
12/31/02           11,001         12/31/02        9,158

AVERAGE ANNUAL TOTAL RETURNS

                                         RUSSELL
                                         MIDCAP
                                         GROWTH
                              GROWTH      INDEX
1 YEAR                        -25.53%    -27.41%

INCEPTION                       1.93%     -1.74%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                            YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                             DECEMBER          DECEMBER           DECEMBER           DECEMBER            DECEMBER
                                             31, 2002          31, 2001           31, 2000           31, 1999            31, 1998
Net asset value, beginning of period       $      12.80      $      20.68       $      23.38       $      13.11       $      10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                                                      (0.06)             (0.05)
 Net gains and losses on securities
  (both realized and unrealized)                  (3.27)            (6.89)             (0.96)             10.50               3.16
                                           ------------      ------------       ------------       ------------       ------------

Total from investment operations                  (3.27)            (6.89)             (0.96)             10.44               3.11

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                   (0.99)             (1.74)             (0.17)
 Distributions in excess of capital gains
                                           ------------      ------------       ------------       ------------       ------------

Total distributions                                0.00             (0.99)             (1.74)             (0.17)              0.00

Net asset value, end of period             $       9.53      $      12.80       $      20.68       $      23.38       $      13.11
                                           ============      ============       ============       ============       ============

Total Return (A)                                 (25.53%)          (33.76%)            (5.71%)            80.36%             31.14%

Ratios to Average Net Assets:
  Expenses                                         0.86%             0.87%              0.84%              0.96%              1.08%
  Net investment income                           (0.55%)           (0.35%)            (0.23%)            (0.54%)            (0.47%)

Portfolio Turnover Rate                          283.59%           403.36%            344.98%            326.19%            283.36%

Net Assets, At End of Period               $ 31,843,166      $ 49,583,867       $ 79,541,483       $ 44,334,220       $ 11,543,742

                    (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--94.48%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.73%
Lockheed Martin Corp.                                      7,000    $    404,250
Northrop Grumman Corp.                                     1,500         145,500
                                                                    ------------
                                                                         549,750
                                                                    ------------
AUTOMOTIVE PARTS & EQUIPMENT-0.54%
Advance Auto Parts, Inc.+                                  3,500         171,150
                                                                    ------------
BROADCASTING-2.47%
Clear Channel Communications, Inc.+                        4,500         167,805
Univision Communications, Inc.+                           11,500         281,750
Westwood One, Inc.+                                        9,000         336,240
                                                                    ------------
                                                                         785,795
                                                                    ------------
BUILDING CONSTRUCTION-0.94%
Fastenal Co.                                               8,000         299,120
                                                                    ------------
COMMERCIAL SERVICES-1.42%
Paychex, Inc.                                              8,000         223,200
Weight Watchers International, Inc.+                       5,000         229,850
                                                                    ------------
                                                                         453,050
                                                                    ------------
COMPUTER EQUIPMENT & SERVICES-4.43%
Affiliated Computer Services, Inc.+                        6,000         315,900
CDW Computer Centers, Inc.+                                2,000          87,700
Dell Computer Corp.+                                      29,000         775,460
First Data Corp.                                           6,500         230,165
                                                                    ------------
                                                                       1,409,225
                                                                    ------------
COMPUTER INFORMATION & TECHNOLOGY-1.47%
Autodesk, Inc.                                            15,000         214,500
Cognizant Technology Solutions Corp.+                      3,500         252,805
                                                                    ------------
                                                                         467,305
                                                                    ------------
COMPUTER NETWORK-1.97%
Cisco Systems, Inc.+                                      48,000         628,800
                                                                    ------------
COMPUTER SOFTWARE-9.99%
Adobe Systems, Inc.                                       12,000         297,612
BEA Systems, Inc.+                                        29,500         338,365
Intuit, Inc.+                                              6,000         281,520
Mercury Interactive Corp.+                                11,000         326,150
Microsoft Corp.+                                          26,500       1,370,049
Symantec Corp.+                                           14,000         567,140
                                                                    ------------
                                                                       3,180,836
                                                                    ------------
CONSULTING SERVICES-0.88%
FTI Consulting, Inc.+                                      7,000         281,050
                                                                    ------------
EDUCATIONAL SERVICES-3.68%
Apollo Group, Inc.+                                       17,000         748,000
Corinthian Colleges, Inc.+                                 6,000         227,160
University of Phoenix Online+                              5,500         197,120
                                                                    ------------
                                                                       1,172,280
                                                                    ------------
ELECTRONIC COMPONENTS-3.55%
Maxim Integrated Products, Inc.                            7,000    $    231,280
Microchip Technology, Inc.                                30,000         733,500
Xilinx, Inc.+                                              8,000         164,800
                                                                    ------------
                                                                       1,129,580
                                                                    ------------
ELECTRONICS - SEMICONDUCTORS-3.40%
Intel Corp.                                               21,500         334,755
KLA-Tencor Corp.+                                          5,000         176,850
Novellus Systems, Inc.+                                    8,000         224,640
QLogic Corp.+                                             10,000         345,100
                                                                    ------------
                                                                       1,081,345
                                                                    ------------
ENTERTAINMENT & LEISURE-2.77%
Electronic Arts, Inc.+                                     5,500         273,735
International Game Technology+                             8,000         607,360
                                                                    ------------
                                                                         881,095
                                                                    ------------
FINANCIAL SERVICES-5.05%
Bear Stearns Companies, Inc., The                          5,500         326,700
Charles Schwab Corp., The                                 25,000         271,250
Doral Financial Corp.                                      5,000         143,000
Lehman Brothers Holdings, Inc.                             3,000         159,870
Morgan Stanley                                             6,000         239,520
SLM Corp.                                                  3,000         311,580
Washington Mutual, Inc.                                    4,500         155,385
                                                                    ------------
                                                                       1,607,305
                                                                    ------------
FOOD SERVICE & RESTAURANTS-1.90%
Panera Bread Co.+                                         13,000         452,530
Performance Food Group Co.+                                4,500         152,816
                                                                    ------------
                                                                         605,346
                                                                    ------------
HUMAN RESOURCES-0.60%
Manpower, Inc.                                             6,000         191,400
                                                                    ------------
INSURANCE-0.96%
Anthem, Inc.+                                              3,000         188,700
RenaissanceRe Holdings, Ltd.                               3,000         118,800
                                                                    ------------
                                                                         307,500
                                                                    ------------
MANUFACTURING-1.80%
3M Co.                                                     2,000         246,600
Danaher Corp.                                              5,000         328,500
                                                                    ------------
                                                                         575,100
                                                                    ------------
MEDICAL - BIOTECHNOLOGY-7.02%
Affymetrix, Inc.+                                         12,000         274,680
Amgen, Inc.+                                              18,000         870,120
Charles River Laboratories International, Inc.+            5,000         192,400
Genzyme Corp.+                                            12,000         354,840
Pharmacia Corp.                                           13,000         543,400
                                                                    ------------
                                                                       2,235,440
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS-7.25%
Advanced Neuromodulation Systems, Inc.+                   14,000    $    491,400
Biomet, Inc.                                               4,500         128,970
Boston Scientific Corp.+                                  14,000         595,280
Johnson & Johnson                                          7,500         402,825
Medtronic, Inc.                                            3,000         136,800
STERIS Corp.+                                              7,000         169,750
Stryker Corp.                                              2,000         134,240
Varian Medical Systems, Inc.+                              5,000         248,000
                                                                    ------------
                                                                       2,307,265
                                                                    ------------
MEDICAL SUPPLIES-1.24%
Alcon, Inc.+                                              10,000         394,500
                                                                    ------------
MINING & METALS -
  FERROUS & NONFERROUS-1.17%
Nucor Corp.                                                9,000         371,700
                                                                    ------------
MOTOR VEHICLE MANUFACTURING-0.94%
Harley-Davidson, Inc.                                      6,500         300,300
                                                                    ------------
MULTIMEDIA-0.51%
Viacom, Inc., Class B+                                     4,000         163,040
                                                                    ------------
OIL & GAS PRODUCERS-2.96%
ENSCO International, Inc.                                  9,000         265,050
XTO Energy, Inc.                                          27,500         679,250
                                                                    ------------
                                                                         944,300
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-0.92%
Smith International, Inc.+                                 9,000         293,580
                                                                    ------------
PHARMACEUTICAL-8.94%
Amylin Pharmaceuticals, Inc.+                              6,500         104,910
Eli Lilly & Co.                                            4,500         285,750
Forest Laboratories, Inc.+                                 9,000         883,980
Gilead Sciences, Inc.+                                    10,000         340,000
MedImmune, Inc.+                                           5,500         149,435
Pfizer, Inc.                                              19,000         580,830
Taro Pharmaceutical Industries, Ltd.+                      7,000         263,200
Teva Pharmaceutical Industries, Ltd., ADR                  6,200         239,382
                                                                    ------------
                                                                       2,847,487
                                                                    ------------
RETAIL - INTERNET-1.06%
eBay, Inc.+                                                5,000    $    339,100
                                                                    ------------
RETAIL STORES-9.10%
Bed Bath & Beyond, Inc.+                                  12,500         431,625
Chico's FAS, Inc.+                                        30,000         567,300
Kohl's Corp.+                                             16,000         895,200
Lowe's Companies, Inc.                                     6,000         225,000
PETsMART, Inc.+                                            9,000         154,170
Ross Stores, Inc.                                          6,500         275,535
Whole Foods Market, Inc.+                                  3,500         184,555
Williams-Sonoma, Inc.+                                     6,000         162,900
                                                                    ------------
                                                                       2,896,285
                                                                    ------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES-0.80%
QUALCOMM, Inc.+                                            7,000         254,730
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS-1.88%
Nextel Communications, Inc.+                              33,000         381,150
Vodafone Group, PLC, ADR                                  12,000         217,440
                                                                    ------------
                                                                         598,590
                                                                    ------------
TEXTILES & APPAREL-1.14%
Coach, Inc.+                                              11,000         362,120
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $29,863,652)                                                  30,085,469
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $29,863,652)                                       94.48%     30,085,469
Other assets, less liabilities                              5.52       1,757,697
                                                    ------------    ------------
TOTAL NET ASSETS                                          100.00%   $ 31,843,166
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           EMERGING GROWTH PORTFOLIO

[CHART]

Common Stock            99.96%
Cash                     0.04%

                               NUMBER OF HOLDINGS

                                       208

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Pfizer, Inc.                      2.60%
Microsoft Corp.                   1.99%
Cisco Systems, Inc.               1.91%
Viacom, Inc., Class B             1.67%
Oracle Corp.                      1.63%
Johnson & Johnson                 1.59%
Analog Devices, Inc.              1.46%
Dell Computer Corp.               1.44%
Freddie Mac                       1.43%
Clear Channel
  Communications, Inc.            1.43%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Pharmaceutical                    9.30%
Computer Equipment
  & Services                      8.40%
Retail Stores                     7.50%
Computer Software                 7.39%
Broadcasting                      5.81%
Medical Products                  4.66%
Multimedia                        4.00%
Financial Services                3.88%
Food Service & Restaurants        3.38%
Electronics - Semiconductors      3.37%

   ++ Represents market value of investments plus cash.

THE NATURE OF INVESTING IN EMERGING GROWTH COMPANIES INVOLVES GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH INVESTMENTS IN MORE ESTABLISHED COMPANIES.

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                                 DALE A. DUTILE
                              SENIOR VICE PRESIDENT

- Joined MFS in 1994
- M.B.A. from Sloan School of Management, Massachusetts Institute of Technology
- Graduate of Boston College

                               ERIC FISCHMAN, CFA
                                     MANAGER

- Joined MFS in 2000
- M.B.A. from Columbia Business School
- Law degree from Boston University School of Law
- Bachelor's degree from Cornell University
- Chartered Financial Analyst

                              DAVID E. SETTE-DUCATI
                              SENIOR VICE PRESIDENT

- Joined MFS in 1995
- M.B.A. from the Amos Tuck School of Business Administration of Dartmough
  College
- Graduate of Williams College

                              JOHN E. LATHROP, CFA
                              SENIOR VICE PRESIDENT

- Joined MFS in 1994
- M.B.A. from Cornell University's Johnson Graduate School of Management
- Graduate of Northwestern University
- Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
          To seek long-term growth of capital by investing primarily in common stocks of small and medium sized companies.

                            NET ASSETS AS OF 12/31/02
                                   $73,987,892

   For the twelve months ended December 31, 2002, the JPVF Emerging Growth Portfolio provided a total return of -33.84%. This return compares to a return of -28.04% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

   The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001, stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

   In October, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

   In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment Group, Inc., Viacom, Inc., and Clear Channel Communications, Inc. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Company Incorporated and The Goldman Sachs Group Incorporated.

Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

   Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, Inc., a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark International, Inc. was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

   In addition to an overall down market, three areas were largely responsible for the Portfolio's negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

   Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. By the end of the period, the Portfolio was under weighted in technology, relative to its benchmark, for the first time in many years. Many of our remaining tech positions were in larger, more established companies.

   As a relatively aggressive growth offering, the Portfolio has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

   Finally, several of our larger holdings declined because of high-profile problems. At Tyco International, Ltd., the discovery that the CEO had been cheating on state income taxes led to further revelations about misdeeds by much of his management team. This management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare Corp.'s stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold both our Tenet stock and our Tyco holdings.

   We also had problems with some other health care holdings. At Baxter International, Inc., we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme Corp., we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

   We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

[CHART]

EMERGING GROWTH PORTFOLIO, RUSSELL 3000 GROWTH INDEX AND THE RUSSELL 2000 INDEX
              Comparison of Change in Value of $10,000 Investment.

EMERGING GROWTH PORTFOLIO        RUSSELL 3000 GROWTH INDEX       RUSSELL 2000 INDEX

                ACCOUNT                          ACCOUNT                      ACCOUNT
  DATE           VALUE                DATE        VALUE          DATE          VALUE
--------        -------            --------       ------        --------      -------
05/01/95         10,000            05/01/95       10,000        05/01/95       10,000
06/30/95         10,962            06/30/95       10,757        06/30/95       10,681
09/30/95         12,821            09/30/95       11,758        09/30/95       11,728
12/31/95         13,291            12/31/95       12,256        12/31/95       11,984
03/31/96         14,225            03/31/96       12,919        03/31/96       12,593
06/30/96         15,349            06/30/96       13,734        06/30/96       13,241
09/30/96         15,938            09/30/96       14,165        09/30/96       13,285
12/31/96         15,724            12/31/96       14,940        12/31/96       13,963
03/31/97         14,483            03/31/97       14,859        03/31/97       13,244
06/30/97         17,184            06/30/97       17,652        06/30/97       15,381
09/30/97         19,507            09/30/97       19,139        09/30/97       17,662
12/31/97         18,942            12/31/97       19,234        12/31/97       17,062
03/31/98         22,928            03/31/98       22,087        03/31/98       18,819
06/30/98         22,878            06/30/98       22,876        06/30/98       17,959
09/30/98         19,792            09/30/98       20,530        09/30/98       14,341
12/31/98         25,180            12/31/98       25,971        12/31/98       16,680
03/31/99         25,977            03/31/99       27,466        03/31/99       15,775
06/30/99         28,236            06/30/99       28,731        06/30/99       18,229
09/30/99         28,521            09/30/99       27,650        09/30/99       17,077
12/31/99         44,444            12/31/99       34,755        12/31/99       20,225
03/31/00         49,202            03/31/00       37,293        03/31/00       21,657
06/30/00         43,636            06/30/00       36,162        06/30/00       20,839
09/30/00         44,396            09/30/00       34,249        09/30/00       21,076
12/31/00         35,923            12/31/00       26,964        12/31/00       19,620
03/31/01         26,368            03/31/01       21,435        03/31/01       18,342
06/30/01         26,667            06/30/01       23,393        06/30/01       20,963
09/30/01         19,166            09/30/01       18,710        09/30/01       16,605
12/31/01         23,291            12/31/01       21,671        12/31/01       20,107
03/31/02         22,030            03/31/02       21,121        03/31/02       20,907
06/30/02         17,797            06/30/02       17,220        06/30/02       19,162
09/30/02         14,760            09/30/02       14,553        09/30/02       15,061
12/31/02         15,408            12/31/02       15,596        12/31/02       15,989

AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                            3000      RUSSELL
                EMERGING   GROWTH      2000
                 GROWTH     INDEX      INDEX
1 YEAR           -33.84%   -28.04%    -20.48%

5 YEAR            -4.04%    -4.11%     -1.36%

INCEPTION          5.80%     5.96%      6.31%

                                 INCEPTION DATE
                                   MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000 Index and the Russell 3000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2002, the performance benchmark of the Portfolio has changed from the Russell 2000 Index to the Russell 3000 Growth Index. The Russell 3000 Growth Index better represents the investment objective of the Portfolio and its multi-cap focus.

The Russell 2000 Index and Russell 3000 Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER          DECEMBER           DECEMBER          DECEMBER          DECEMBER
                                              31, 2002          31, 2001           31, 2000          31, 1999          31, 1998
 Net asset value, beginning of period      $       14.72     $        30.09     $        40.67     $       23.04     $       17.47

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                             0.01             (0.10)            (0.11)
 Net gains and losses on securities
   (both realized and unrealized)                  (4.98)             (9.95)             (6.77)            17.73              5.85
                                           -------------     --------------     --------------     -------------     -------------

   Total from investment operations                (4.98)             (9.95)             (6.76)            17.63              5.74

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                     (5.42)             (3.82)                              (0.06)
 Distributions in excess of capital gains                                                                                    (0.11)
                                           -------------     --------------     --------------     -------------     -------------

 Total distributions                                0.00              (5.42)             (3.82)             0.00             (0.17)

Net asset value, end of period             $        9.74     $        14.72     $        30.09     $       40.67     $       23.04
                                           =============     ==============     ==============     =============     =============

Total Return (A)                                  (33.84%)           (35.16%)           (19.17%)           76.51%            32.93%

Ratios to Average Net Assets:
 Expenses                                           0.92%              0.94%              0.88%             0.94%             0.94%
 Net investment income                             (0.35%)            (0.21%)            (0.27%)           (0.42%)           (0.61%)

Portfolio Turnover Rate                           118.76%            270.07%            204.65%           163.56%            77.07%

Net Assets, At End of Period               $  73,987,892     $  120,659,006     $  176,177,466     $ 189,472,948     $  95,795,377

                    (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--97.01%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.12%
Lamar Advertising Co.+                                     2,720    $     91,528
                                                                    ------------
AEROSPACE & DEFENSE-1.39%
Alliant Techsystems, Inc.+                                 2,870         178,945
Lockheed Martin Corp.                                      6,370         367,868
Northrop Grumman Corp.                                     5,000         485,000
                                                                    ------------
                                                                       1,031,813
                                                                    ------------
AGRICULTURAL OPERATIONS-0.06%
Archer-Daniels-Midland Co.                                 3,700          45,880
                                                                    ------------
BANKING-2.33%
Citigroup, Inc.                                           24,950         877,991
First Tennessee National Corp.                             3,590         129,025
Mellon Financial Corp.                                     8,960         233,946
National Commerce Financial Corp.                          3,380          80,613
New York Community Bancorp, Inc.                           8,100         233,928
TCF Financial Corp.                                        3,790         165,585
                                                                    ------------
                                                                       1,721,088
                                                                    ------------
BEVERAGES-1.61%
Pepsi Bottling Group, Inc., The                           13,860         356,202
PepsiCo, Inc.                                             19,820         836,800
                                                                    ------------
                                                                       1,193,002
                                                                    ------------
BROADCASTING-5.64%
Clear Channel Communications, Inc.+                       27,530       1,026,594
Comcast Corp., Class A Special+                           17,110         386,515
Comcast Corp.+                                             8,200         193,274
Cox Communications, Inc.+                                  6,950         197,380
EchoStar Communications Corp.+                            44,070         980,998
Entercom Communications Corp.+                             7,520         352,838
Hearst-Argyle Television, Inc.+                            7,920         190,951
Hispanic Broadcasting Corp.+                              13,220         271,671
Lin TV Corp.+                                                730          17,776
Univision Communications, Inc.+                            5,950         145,775
USA Interactive+                                           7,080         162,274
Westwood One, Inc.+                                        6,530         243,961
                                                                    ------------
                                                                       4,170,007
                                                                    ------------
CHEMICALS-1.34%
Aventis, SA                                                4,290         233,182
Praxair, Inc.                                             13,170         760,831
                                                                    ------------
                                                                         994,013
                                                                    ------------
COMMERCIAL SERVICES-3.19%
Cendant Corp.+                                            50,400         528,192
Concord EFS, Inc.+                                        12,980         204,305
Express Scripts, Inc.+                                    14,330         688,413
Iron Mountain, Inc.+                                       6,305         208,128
Laboratory Corporation of America Holdings+                8,780         204,047
Macrovision Corp.+                                         3,690          59,188
Weight Watchers International, Inc.+                      10,120         465,216
                                                                    ------------
                                                                       2,357,489
                                                                    ------------
COMPUTER EQUIPMENT & SERVICES-8.15%
Affiliated Computer Services, Inc.+                       16,520         869,778
Automatic Data Processing, Inc.                            3,730         146,403
BISYS Group, Inc., The+                                   58,970         937,623
CDW Computer Centers, Inc.+                                2,150          94,278
Dell Computer Corp.+                                      38,710       1,035,105
First Data Corp.                                          19,080         675,623
Fiserv, Inc.+                                             12,140    $    412,153
Hewlett-Packard Co.                                       19,820         344,075
International Business Machines Corp.                      3,500         271,250
Lexmark International, Inc.+                               4,740         286,770
SunGard Data Systems, Inc.+                               40,710         959,128
                                                                    ------------
                                                                       6,032,186
                                                                    ------------
COMPUTER INFORMATION & TECHNOLOGY-0.98%
Cadence Design Systems, Inc.+                              9,620         113,420
ChoicePoint, Inc.+                                         5,430         214,431
DST Systems, Inc.+                                        11,120         395,316
                                                                    ------------
                                                                         723,167
                                                                    ------------
COMPUTER NETWORK-2.10%
Cisco Systems, Inc.+                                     104,900       1,374,177
Network Associates, Inc.+                                 11,300         181,817
                                                                    ------------
                                                                       1,555,994
                                                                    ------------
COMPUTER SOFTWARE-7.17%
BEA Systems, Inc.+                                        20,700         237,429
Intuit, Inc.+                                              5,230         245,392
Mercury Interactive Corp.+                                 6,860         203,399
Microsoft Corp.+                                          27,660       1,430,022
Oracle Corp.+                                            108,190       1,168,452
PeopleSoft, Inc.+                                         41,360         756,888
SAP, AG, ADR                                              17,880         348,660
VERITAS Software Corp.+                                   58,815         918,690
                                                                    ------------
                                                                       5,308,932
                                                                    ------------
COSMETICS & PERSONAL CARE-1.49%
Avon Products, Inc.                                       14,380         774,651
Gillette Co., The                                          7,560         229,522
Kimberly-Clark Corp.                                       2,010          95,415
                                                                    ------------
                                                                       1,099,588
                                                                    ------------
DELIVERY & FREIGHT SERVICES-0.54%
United Parcel Service, Inc., Class B                       6,310         398,035
                                                                    ------------
DIVERSIFIED OPERATIONS-0.45%
General Electric Co.                                      13,810         336,274
                                                                    ------------
EDUCATIONAL SERVICES-0.70%
Apollo Group, Inc.+                                       11,800         519,200
                                                                    ------------
ELECTRONIC COMPONENTS-1.34%
Linear Technology Corp.                                    9,590         246,655
Maxim Integrated Products, Inc.                            9,150         302,316
Microchip Technology, Inc.                                18,010         440,345
                                                                    ------------
                                                                         989,316
                                                                    ------------
ELECTRONICS - SEMICONDUCTORS-3.27%
Advanced Micro Devices, Inc.+                             17,270         111,564
Analog Devices, Inc.+                                     43,970       1,049,564
ASML Holding, NV+                                          5,190          43,388
KLA-Tencor Corp.+                                          1,640          58,007
Novellus Systems, Inc.+                                   16,980         476,798
QLogic Corp.+                                              3,640         125,616
STMicroelectronics, NV                                    13,050         254,606
Taiwan Semiconductor
  Manufacturing Company, Ltd., ADR+                       22,737         160,296
Texas Instruments, Inc.                                    9,140         137,191
                                                                    ------------
                                                                       2,417,030
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE-0.66%
E.W. Scripps Co., The                                      3,450    $    265,478
Electronic Arts, Inc.+                                     4,480         222,970
                                                                    ------------
                                                                         488,448
                                                                    ------------
ENVIRONMENTAL CONTROLS-0.36%
Waters Corp.+                                             12,100         263,538
                                                                    ------------
FINANCIAL SERVICES-3.76%
Accenture, Ltd.                                           20,750         373,293
American Express Co.                                       6,720         237,552
Goldman Sachs Group, Inc., The                            10,315         702,452
Investors Financial Services Corp.                         6,970         190,908
Lehman Brothers Holdings, Inc.                             1,850          98,587
Merrill Lynch & Company, Inc.                             18,670         708,527
Morgan Stanley                                             2,750         109,780
SLM Corp.                                                  3,490         362,471
                                                                    ------------
                                                                       2,783,570
                                                                    ------------
FOOD PRODUCTS-0.53%
Hershey Foods Corp.                                        3,070         207,041
Kellogg Co.                                                5,350         183,345
                                                                    ------------
                                                                         390,386
                                                                    ------------
FOOD SERVICE & RESTAURANTS-3.28%
ARAMARK Corp., Class B+                                   17,270         405,845
Brinker International, Inc.+                              20,470         660,158
CEC Entertainment, Inc.+                                   7,330         225,031
Outback Steakhouse, Inc.                                  18,710         644,372
Sysco Corp.                                               16,420         489,152
                                                                    ------------
                                                                       2,424,558
                                                                    ------------
FOREST PRODUCTS & PAPER-0.88%
International Paper Co.                                   18,540         648,344
                                                                    ------------
GOVERNMENT AGENCY-1.52%
Fannie Mae                                                 1,450          93,279
Freddie Mac                                               17,430       1,029,242
                                                                    ------------
                                                                       1,122,521
                                                                    ------------
HEALTHCARE-3.04%
Cardinal Health, Inc.                                      3,270         193,551
First Health Group Corp.+                                 13,540         329,699
Health Management Associates, Inc.                        11,420         204,418
IMS Health, Inc.                                           8,500         136,000
LifePoint Hospitals, Inc.+                                 3,590         107,452
Lincare Holdings, Inc.+                                   17,410         550,504
UnitedHealth Group, Inc.                                   5,190         433,365
WellPoint Health Networks, Inc.+                           4,180         297,449
                                                                    ------------
                                                                       2,252,438
                                                                    ------------
HOME FURNISHINGS-0.25%
Ethan Allen Interiors, Inc.                                2,780          95,549
Newell Rubbermaid, Inc.                                    2,970          90,080
                                                                    ------------
                                                                         185,629
                                                                    ------------
HUMAN RESOURCES-0.32%
Employee Solutions, Inc.+                                    553               0
Manpower, Inc.                                             4,290         136,851
Robert Half International, Inc.+                           6,160          99,238
                                                                    ------------
                                                                         236,089
                                                                    ------------
INSURANCE-2.79%
Ace, Ltd.                                                  9,830    $    288,412
American International Group, Inc.                         4,550         263,218
Arthur J. Gallagher & Co.                                  9,330         274,115
Hartford Financial Services Group, Inc., The               2,050          93,132
MetLife, Inc.                                              6,820         184,413
SAFECO Corp.                                               3,910         135,560
Travelers Property Casualty Corp.+                        28,834         422,418
Travelers Property Casualty Corp., Class B+                  545           7,984
Willis Group Holdings, Ltd.+                               2,090          59,920
XL Capital, Ltd.                                           4,350         336,038
                                                                    ------------
                                                                       2,065,210
                                                                    ------------
INTERNET SERVICES-0.41%
Yahoo!, Inc.+                                             18,430         301,331
                                                                    ------------
INVESTMENT COMPANIES-0.25%
Software HOLDRs Trust                                      6,900         186,231
                                                                    ------------
LODGING-1.07%
Hilton Hotels Corp.                                       11,770         149,597
Starwood Hotels & Resorts Worldwide, Inc.                 27,050         642,167
                                                                    ------------
                                                                         791,764
                                                                    ------------
MANUFACTURING-1.51%
3M Co.                                                     2,090         257,697
Danaher Corp.                                              3,510         230,607
ITT Industries, Inc.                                       2,750         166,898
Millipore Corp.                                            8,600         292,400
Rockwell Automation, Inc.                                  8,060         166,923
                                                                    ------------
                                                                       1,114,525
                                                                    ------------
MEDICAL - BIOTECHNOLOGY-2.37%
Amgen, Inc.+                                              19,300         932,962
Applera Corporation - Applied Biosystems Group             3,390          59,461
Biogen, Inc.+                                              5,940         237,956
Genzyme Corp.+                                            16,625         491,601
IDEC Pharmaceuticals Corp.+                                1,020          33,833
                                                                    ------------
                                                                       1,755,813
                                                                    ------------
MEDICAL PRODUCTS-4.52%
AmerisourceBergen Corp.                                    2,670         145,008
Cytyc Corp.+                                              34,150         348,330
Guidant Corp.+                                            10,760         331,946
Invitrogen Corp.+                                          6,560         205,262
Johnson & Johnson                                         21,230       1,140,263
Medtronic, Inc.                                           14,360         654,816
Stryker Corp.                                              3,170         212,770
Varian Medical Systems, Inc.+                              6,220         308,512
                                                                    ------------
                                                                       3,346,907
                                                                    ------------
MEDICAL SUPPLIES-0.34%
DENTSPLY International, Inc.                               6,870         255,564
                                                                    ------------
MOTOR VEHICLE MANUFACTURING-1.57%
Bayerische Motoren Werke (BMW), AG                        11,600         352,382
Harley-Davidson, Inc.                                     17,480         807,576
                                                                    ------------
                                                                       1,159,958
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
MULTIMEDIA-3.89%
AOL Time Warner, Inc.+                                    24,780    $    324,618
Fox Entertainment Group, Inc.+                            24,360         631,655
Gannett Company, Inc.                                      3,220         231,196
McGraw-Hill Companies, Inc., The                           8,090         488,960
Viacom, Inc., Class B+                                    29,410       1,198,752
                                                                    ------------
                                                                       2,875,181
                                                                    ------------
OIL & GAS - INTEGRATED-0.29%
EnCana Corp.                                               6,990         217,389
                                                                    ------------
OIL & GAS PRODUCERS-0.07%
Noble Corp.+                                               1,540          54,131
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-1.77%
Baker Hughes, Inc.                                        17,980         578,776
BJ Services Co.+                                          16,720         540,223
Cooper Cameron Corp.+                                      3,790         188,818
                                                                    ------------
                                                                       1,307,817
                                                                    ------------
PACKAGING & CONTAINERS-0.14%
Smurfit-Stone Container Corp.+                             6,680         102,812
                                                                    ------------
PHARMACEUTICAL-9.03%
Abbott Laboratories                                        4,060         162,400
Biovail Corp.+                                             4,660         123,071
Caremark RX, Inc.+                                        47,800         776,750
Celgene Corp.+                                             4,510          96,830
Eli Lilly & Co.                                           12,470         791,845
Forest Laboratories, Inc.+                                 7,060         693,433
MedImmune, Inc.+                                          20,310         551,823
Mylan Laboratories, Inc.                                  10,600         369,940
Novartis, AG                                               2,600          94,865
Pfizer, Inc.                                              61,040       1,865,993
Shire Pharmaceuticals Group, PLC, ADR+                    13,660         258,037
Teva Pharmaceutical Industries, Ltd., ADR                 23,180         894,980
                                                                    ------------
                                                                       6,679,967
                                                                    ------------
PUBLISHING & PRINTING-1.16%
Meredith Corp.                                             3,480         143,063
New York Times Co., The                                    8,030         367,212
Scholastic Corp.+                                          1,330          47,814
Tribune Co.                                                6,660         302,764
                                                                    ------------
                                                                         860,853
                                                                    ------------
RETAIL - INTERNET-0.28%
Expedia, Inc.+                                             3,070         205,476
                                                                    ------------
RETAIL STORES-7.28%
Abercrombie & Fitch Co.+                                   3,080          63,017
BJ's Wholesale Club, Inc.+                                 7,210         131,943
Blockbuster, Inc.                                          4,620          56,595
Cost Plus, Inc.+                                           1,950          55,907
CVS Corp.                                                  4,230         105,623
Dollar Tree Stores, Inc.+                                  4,380         107,617
Family Dollar Stores, Inc.                                21,500         671,015
Gap, Inc., The                                             4,200          65,184
Home Depot, Inc., The                                     33,100         793,076
Kohl's Corp.+                                             10,460         585,237
Limited Brands                                             6,100          84,973
Linens 'N Things, Inc.+                                    3,770    $     85,202
Nordstrom, Inc.                                            7,550         143,224
Office Depot, Inc.+                                        9,740         143,762
PETsMART, Inc.+                                           10,970         187,916
Starbucks Corp.+                                           5,290         107,810
Talbots, Inc., The                                         9,130         251,349
Target Corp.                                              22,960         688,800
Tiffany & Co.                                              9,540         228,101
TJX Companies, Inc., The                                   6,660         130,003
Walgreen Co.                                              12,770         372,756
Wal-Mart Stores, Inc.                                      4,310         217,698
Williams-Sonoma, Inc.+                                     4,060         110,229
                                                                    ------------
                                                                       5,387,037
                                                                    ------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.63%
Advanced Fibre Communications, Inc.+                       9,390         156,625
American Tower Corp.+                                     21,780          76,883
Nokia Oyj, ADR                                            10,640         164,920
RF Micro Devices, Inc.+                                    6,780          49,697
Tandberg, ASA                                              2,550          14,723
                                                                    ------------
                                                                         462,848
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS-0.52%
Crown Castle International Corp.+                         52,700         197,625
Vodafone Group, PLC, ADR                                  10,236         185,476
                                                                    ------------
                                                                         383,101
                                                                    ------------
TEXTILES & APPAREL-0.12%
Nike, Inc., Class B                                        2,060          91,608
                                                                    ------------
TOBACCO-0.11%
Philip Morris Companies, Inc.                              1,980          80,249
                                                                    ------------
TOYS-0.13%
Mattel, Inc.                                               4,910          94,027
                                                                    ------------
TRANSPORTATION-0.29%
Expeditors International of Washington, Inc.               4,400         143,660
Swift Transportation Company, Inc.+                        3,590          71,865
                                                                    ------------
                                                                         215,525
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $79,405,406)                                                  71,775,387
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $79,405,406)                                       97.01%     71,775,387
Other assets, less liabilities                              2.99       2,212,505
                                                    ------------    ------------
TOTAL NET ASSETS                                          100.00%   $ 73,987,892
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

[CHART]

Common Stock            95.94%
Cash                     4.06%

                               NUMBER OF HOLDINGS

                                       46

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Microsoft Corp.                   5.57%
Liberty Media Corp.               4.69%
Pfizer, Inc.                      4.47%
Viacom, Inc., Class B             4.41%
SLM Corp.                         4.09%
Fannie Mae                        4.08%
Anheuser-Busch Companies, Inc.    3.52%
WellPoint Health Networks, Inc.   3.41%
Genentech, Inc.                   3.25%
Anadarko Petroleum Corp.          3.23%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Financial Services                8.81%
Broadcasting                      8.02%
Computer Software                 6.83%
Multimedia                        6.22%
Entertainment & Leisure           5.06%
Pharmaceutical                    5.01%
Healthcare                        4.52%
Medical - Biotechnology           4.47%
Insurance                         4.11%
Government Agency                 4.08%

   ++Represents market value of investments plus cash.

                                PORTFOLIO MANAGER
                          Janus Capital Management LLC

                               E. MARC PINTO, CFA
                                 VICE PRESIDENT

- Joined Janus Capital Corporation in 1994
- Over 17 years of investment experience
- B.A. from Yale University
- M.B.A. from Harvard University
- Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
                             To seek capital growth.
      Realization of income is not a significant investment consideration.

                            NET ASSETS AS OF 12/31/02
                                  $167,737,547

   An increasingly positive macroeconomic picture at the start of 2002 led investors to hope that an economic turnaround would materialize in the year. However, significant levels of excess capacity in a range across several industries as well as a lack of pent-up demand thanks to robust consumer spending suggested a recovery would be slow going. With economic weakness persisting, the Federal Reserve cut the short-term lending rate by 50 basis points in the fourth quarter, citing anemic corporate spending and a potential war with Iraq in their decision.

   Meanwhile, the markets remained volatile, as investors were often quick to abandon any company with even a hint of balance sheet or cash flow issues. Though a rally developed during the fourth quarter, investors became more cautious in December with news of lackluster holiday sales and rising unemployment contributing to the decline. Consequently, the major market indices logged their third straight year of annual losses. Against this backdrop, the JPVF Capital Growth Portfolio declined, trailing its benchmark, the S&P 500 Index.

   Throughout the year, we have been conscious of positioning the Portfolio more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems Corp. - New York Group and Liberty Media Corp., though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. For example, Cablevision recently sold its Bravo network to NBC for $1.25 billion, and the Company plans to use that money to pay down debt. There are also plans to sell wireless PCS licenses to Verizon for $750 million, which should add further to Cablevision's cash reserves. Furthermore, in the last quarter of the year, the Company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.

   For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.

   Stocks that contributed positively included Anheuser-Busch Companies, Inc. The world's largest brewer logged sixteen straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.

   A new position during the period was Lexmark International, Inc., the number two printer manufacturer behind Hewlett-Packard Company. The Company is solidly positioned in the ink-jet and laser markets, especially in the all-in-one segment, where you get printer, fax and copy capabilities in the same machine. What we really like about Lexmark is its razor/razor blade business strategy. That is, a printer or other device is sold at or below cost, and then the loss is made up with hefty gross margins on the consumable end, namely the cartridges. With a large base of machines sold, Lexmark can expect a relatively smooth earnings stream as consumers need to replace their cartridges.

   Among stocks liquidated were financial services company Washington Mutual, Inc., processed-food producer H.J. Heinz Company and drugstore chain Walgreen Company. In the case of Washington Mutual, we still admire the Company, but could not see any important upside catalysts for it. In fact, if interest rates begin to turn up again, it could hurt a lot of financial stocks, which is one reason why we scaled back the Portfolio's financial weighting during the period. Like Washington Mutual, we sold H.J. Heinz as we believed it was fairly valued and did not see any catalysts to spur growth in the near term. Meanwhile, Walgreen was sold based on the cautious retail environment and the fact that its front-of-store/nonprescription sales have been weak.

   With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

[CHART]

                  CAPITAL GROWTH PORTFOLIO AND THE S&P500 INDEX
              Comparison of Change in Value of $10,000 Investment.

CAPITAL GROWTH PORTFOLIO              S&P 500 INDEX

                  ACCOUNT                       ACCOUNT
  DATE             VALUE            DATE         VALUE
--------          -------         --------      -------
05/01/92           10,000         05/01/92       10,000
06/30/92           10,087         06/30/92        9,958
09/30/92           10,925         09/30/92       10,272
12/31/92           12,724         12/31/92       10,787
03/31/93           13,604         03/31/93       11,256
06/30/93           13,635         06/30/93       11,310
09/30/93           14,752         09/30/93       11,598
12/31/93           15,869         12/31/93       11,867
03/31/94           15,387         03/31/94       11,420
06/30/94           14,720         06/30/94       11,470
09/30/94           15,553         09/30/94       12,031
12/31/94           15,353         12/31/94       12,028
03/31/95           16,045         03/31/95       13,195
06/30/95           17,479         06/30/95       14,451
09/30/95           20,143         09/30/95       15,596
12/31/95           21,762         12/31/95       16,532
03/31/96           23,919         03/31/96       17,512
06/30/96           25,766         06/30/96       18,399
09/30/96           26,224         09/30/96       19,074
12/31/96           25,951         12/31/96       20,767
03/31/97           26,015         03/31/97       20,860
06/30/97           30,540         06/30/97       24,494
09/30/97           33,805         09/30/97       26,326
12/31/97           33,582         12/31/97       27,079
03/31/98           39,281         03/31/98       30,849
06/30/98           41,989         06/30/98       31,864
09/30/98           36,869         09/30/98       28,701
12/31/98           46,502         12/31/98       34,802
03/31/99           50,983         03/31/99       36,534
06/30/99           53,243         06/30/99       39,105
09/30/99           51,361         09/30/99       36,663
12/31/99           67,270         12/31/99       42,118
03/31/00           74,984         03/31/00       43,084
06/30/00           71,917         06/30/00       41,940
09/30/00           70,336         09/30/00       41,533
12/31/00           58,217         12/31/00       38,284
03/31/01           47,465         03/31/01       33,743
06/30/01           51,001         06/30/01       35,717
09/30/01           37,663         09/30/01       30,474
12/31/01           43,552         12/31/01       33,731
03/31/02           42,204         03/31/02       33,826
06/30/02           33,225         06/30/02       29,293
09/30/02           28,017         09/30/02       24,231
12/31/02           30,000         12/31/02       26,277

AVERAGE ANNUAL TOTAL RETURNS

                CAPITAL    S&P 500
                GROWTH      INDEX
1 YEAR         -31.12%    -22.10%

5 YEAR          -2.23%     -0.58%

10 YEAR          8.95%      9.33%

INCEPTION       10.84%      9.47%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                              DECEMBER          DECEMBER          DECEMBER          DECEMBER         DECEMBER
                                              31, 2002          31, 2001          31, 2000          31, 1999         31, 1998
 Net asset value, beginning of period      $       22.47     $       32.57     $       39.27     $       27.90     $       21.23

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                                   (0.12)            (0.09)
 Net gains and losses on securities
   (both realized and unrealized)                  (6.99)            (8.03)            (4.88)            12.31              8.25
                                           -------------     -------------     -------------     -------------     -------------

 Total from investment operations                  (6.99)            (8.03)            (4.88)            12.19              8.16

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                    (2.07)            (1.82)            (0.82)            (1.49)
 Distributions in excess of capital gains
                                           -------------     -------------     -------------     -------------     -------------

 Total distributions                                0.00             (2.07)            (1.82)            (0.82)            (1.49)

Net asset value, end of period             $       15.48     $       22.47     $       32.57     $       39.27     $       27.90
                                           =============     =============     =============     =============     =============

 Total Return (A)                                 (31.12%)          (25.19%)          (13.46%)           44.65%            38.47%

Ratios to Average Net Assets:
 Expenses                                           0.92%             1.06%             1.05%             1.03%             1.09%
 Net investment income                             (0.09%)           (0.45%)           (0.60%)           (0.42%)           (0.38%)
Portfolio Turnover Rate                            52.35%            42.83%            23.17%            41.65%            54.58%
Net Assets, At End of Period               $ 167,737,547     $ 263,092,721     $ 350,038,157     $ 365,864,399     $ 198,002,451

                    (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--95.96%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.06%
General Dynamics Corp.                                    27,445   $   2,178,310
Honeywell International, Inc.                             53,355       1,280,520
                                                                   -------------
                                                                       3,458,830
                                                                   -------------
BANKING-3.42%
Bank of New York Company, Inc., The                      159,805       3,828,928
Citigroup, Inc.                                           54,156       1,905,750
                                                                   -------------
                                                                       5,734,678
                                                                   -------------
BEVERAGES-3.52%
Anheuser-Busch Companies, Inc.                           122,010       5,905,284
                                                                   -------------
BROADCASTING-8.02%
Cablevision Systems Corp.-  New York Group+              279,666       4,681,609
Liberty Media Corp.+                                     879,484       7,862,585
USA Interactive+                                          39,610         907,861
                                                                   -------------
                                                                      13,452,055
                                                                   -------------
COMMERCIAL SERVICES-2.41%
Moody's Corp.                                             37,020       1,528,556
Scientific Games Corp.+                                    4,572          33,193
Weight Watchers International, Inc.+                      54,055       2,484,908
                                                                   -------------
                                                                       4,046,657
                                                                   -------------
COMPUTER EQUIPMENT & SERVICES-3.64%
Automatic Data Processing, Inc.                          111,090       4,360,283
Lexmark International, Inc.+                              28,765       1,740,283
                                                                   -------------
                                                                       6,100,566
                                                                   -------------
COMPUTER SOFTWARE-6.84%
Microsoft Corp.+                                         180,885       9,351,755
Oracle Corp.+                                            195,555       2,111,994
                                                                   -------------
                                                                      11,463,749
                                                                   -------------
COSMETICS & PERSONAL CARE-1.73%
Colgate-Palmolive Co.                                     55,310       2,899,903
                                                                   -------------
DIVERSIFIED OPERATIONS-2.41%
General Electric Co.                                     165,890       4,039,422
                                                                   -------------
ELECTRONIC COMPONENTS-2.86%
Flextronics International, Ltd.+                         286,230       2,344,224
Linear Technology Corp.                                   95,585       2,458,446
                                                                   -------------
                                                                       4,802,670
                                                                   -------------
ELECTRONICS - SEMICONDUCTORS-3.02%
Applied Materials, Inc.+                                 298,710       3,892,191
Texas Instruments, Inc.                                   78,300       1,175,283
                                                                   -------------
                                                                       5,067,474
                                                                   -------------
ENTERTAINMENT & LEISURE-5.06%
Electronic Arts, Inc.+                                    54,140       2,694,548
Metro-Goldwyn-Mayer, Inc.+                               135,680       1,763,840
MGM Mirage+                                              122,180       4,028,275
                                                                   -------------
                                                                       8,486,663
                                                                   -------------
FINANCIAL SERVICES-8.81%
Charles Schwab Corp., The                                277,691       3,012,947
Morgan Stanley                                           122,570       4,892,994
SLM Corp.                                                 66,125       6,867,743
                                                                   -------------
                                                                      14,773,684
                                                                   -------------
GOVERNMENT AGENCY-4.08%
Fannie Mae                                               106,465   $   6,848,893
                                                                   -------------
HEALTHCARE-4.52%
McKesson Corp.                                            69,030       1,865,881
WellPoint Health Networks, Inc.+                          80,400       5,721,264
                                                                   -------------
                                                                       7,587,145
                                                                   -------------
INSURANCE-4.11%
Allstate Corp., The                                      120,485       4,456,740
Marsh & McLennan Companies, Inc.                          52,885       2,443,816
                                                                   -------------
                                                                       6,900,556
                                                                   -------------
MEDICAL - BIOTECHNOLOGY-4.48%
Amgen, Inc.+                                              42,605       2,059,526
Genentech, Inc.+                                         164,220       5,445,535
                                                                   -------------
                                                                       7,505,061
                                                                   -------------
MEDICAL PRODUCTS-3.04%
Johnson & Johnson                                         95,025       5,103,793
                                                                   -------------
MOTOR VEHICLE MANUFACTURING-0.74%
Harley-Davidson, Inc.                                     26,900       1,242,780
                                                                   -------------
MULTIMEDIA-6.23%
AOL Time Warner, Inc.+                                   231,962       3,038,702
Viacom, Inc., Class B+                                   181,661       7,404,502
                                                                   -------------
                                                                      10,443,204
                                                                   -------------
OIL & GAS PRODUCERS-3.23%
Anadarko Petroleum Corp.                                 113,210       5,422,759
                                                                   -------------
PHARMACEUTICAL-5.01%
Pfizer, Inc.                                             245,062       7,491,545
Wyeth                                                     24,450         914,430
                                                                   -------------
                                                                       8,405,975
                                                                   -------------
RETAIL STORES-3.82%
Costco Wholesale Corp.+                                   61,965       1,738,738
Home Depot, Inc., The                                    122,365       2,931,865
TJX Companies, Inc., The                                  88,760       1,732,595
                                                                   -------------
                                                                       6,403,198
                                                                   -------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES-2.90%
Nokia Oyj, ADR                                           232,495       3,603,673
QUALCOMM, Inc.+                                           34,595       1,258,912
                                                                   -------------
                                                                       4,862,585
                                                                   -------------
TOTAL COMMON STOCK
  (Cost $204,327,314)                                                160,957,584
                                                                   -------------
TOTAL INVESTMENTS
  (Cost $204,327,314)                                      95.96%    160,957,584
Other assets, less liabilities                              4.04       6,779,963
                                                          ------   -------------
TOTAL NET ASSETS                                          100.00%  $ 167,737,547
                                                          ======   =============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

[CHART]

Common Stock            94.96%
Preferred Stock          0.84%
Cash                     4.20%

                               NUMBER OF HOLDINGS

                                       171

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Timberland Co., The               2.27%
Quicksilver, Inc.                 2.16%
Pharmaceutical Product
  Development, Inc.               1.99%
Pacific Sunwear of
  California, Inc.                1.78%
SICOR, Inc.                       1.57%
Matthews International Corp.      1.51%
Medicis Pharmaceutical Corp.      1.43%
Standard Pacific Corp.            1.40%
Intergraph Corp.                  1.38%
Armor Holdings, Inc.              1.37%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Pharmaceutical                   10.77%
Retail Stores                     7.07%
Commercial Services               6.68%
Medical Products                  5.78%
Textiles & Apparel                5.72%
Computer Equipment & Services     4.86%
Computer Software                 4.75%
Computer Information
  & Technology                    4.64%
Healthcare                        4.30%
Educational Services              3.63%

   ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                            Lord, Abbett and Company
                                (Since 05/01/99)

                            STEPHEN J. McGRUDER, CFA
                                     PARTNER

- Joined Lord, Abbett in 1995
- 33 years of investment experience
- B.S. from Stanford University
- B.A. in Business Economics from Claremont McKenna College
- Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
 To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

                            NET ASSETS AS OF 12/31/02
                                   $51,865,535

   2002 was a dismal year for the markets, with indexes across the board down sharply. Small cap benchmarks were generally in line with large cap benchmarks, although there was a sharp divergence between growth and value. Value benchmarks, while markedly lower in 2002, suffered only about half the losses seen by growth benchmarks.

   The JPVF Small Company Portfolio fell 28.96% for the year while its principal benchmark, the Russell 2000 Growth, fell 30.26%. The most significant contributor to the Portfolio's relative performance was strong stock selection within Healthcare and Technology. A major detractor from relative performance was our underweight of the Financial Services industry. This underweight is based on our belief that most Financials are not true "growth" vehicles, as well as our sense that they have achieved full valuations and are unlikely to continue to enjoy a positive macroeconomic backdrop. We are confident that this positioning will benefit us in coming quarters as it began to near the end of 2002.

   During the course of 2002, we began to structure the Portfolio for a more favorable market environment. Our beta, which had been slightly below that of the Russell 2000 Growth, increased to match our benchmark's. Our weighting in technology names, which had also been below benchmark, is now somewhat above it. Our increased focus on cyclical names in the first half of 2002 was premature, and hurt performance during 2002. We expect this emphasis will add value in the coming year.

   Our single biggest contributor to performance last year was Cray, Inc., which develops high-performance computer systems. Cray has continued to win new contracts, and as a result advanced nearly four-fold last year. Cray added 70 basis points to performance last year. Our single biggest detractor was Skillsoft, PLC, which develops e-learning courseware for businesses. Skillsoft made a series of poorly received acquisitions during the year, and was forced to announce a restatement of financials. Skillsoft fell nearly 90% during the year, and cost the Portfolio 120 basis points in performance.

   Our biggest new purchase during the year was Southwest Bancorporation of Texas, Inc., a regional bank based in Texas. This stock was first introduced into the Portfolio in February; the holding was reduced in August, and increased again late last year. We would like to add exposure to the Financial Services area, in which we are underweight, whenever the opportunity arises. However given valuations in this group, we are predisposed to take profits when it seems prudent, and repurchase shares if the price falls. This was the strategy we followed with Southwest last year. Our largest sell was Iron Mountain, Inc., which has been a successful long-term holding for us. Iron Mountain has reached a capitalization and valuation level that has prompted us to reduce our position.

   Sector weight changes last year were driven as much by relative performance as by Portfolio transactions. We emphasized Consumer Discretionary names last year, as the consumer continued to be the only real engine of growth for the economy. We also increased our Healthcare weighting, especially in specialty pharmaceutical and services. Both these sectors were up slightly, increasing less than 2%. Materials & Processing's weight fell nearly 2.5% last year, as this area was particularly hard hit by economic weakness.

   Our most significant position continues to be an underweight in Financial Services, for reasons previously discussed. We are overweight in Consumer Discretionary and Healthcare. We continue to find growth in these sectors, and feel they will be able to do well over the coming year. While these don't tend to be "high beta" holdings, their profitability and conservative balance sheets should help them thrive.

   We anticipate that 2003 will be a much more positive year for the economy and for the markets. We will maintain our positioning in the consumer discretionary sector, which should continue to perform well as the economic recovery gains ground. We also will emphasize more cyclical companies, which we expect will strengthen in advance of a manufacturing recovery. Given the monetary and fiscal stimulus already at work in the economy, as well as the beneficial effects of a lower dollar, we believe a recovery in capital spending will be evident by late 2003. We will maintain our underweight of the Financial Services sector, which is unlikely to enjoy the tailwind of lower interest rates in the coming year.

[CHART]

            SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

          SMALL COMPANY PORTFOLIO                              RUSSELL 2000 GROWTH INDEX

                                 ACCOUNT                                              ACCOUNT
        DATE                      VALUE                      DATE                      VALUE
        ----                     ------                      ----                     -------
      04/18/86                   10,000                    04/18/86                   10,000
      06/30/86                   10,372                    06/30/86                   10,400
      09/30/86                    9,863                    09/30/86                    8,710
      12/31/86                   10,565                    12/31/86                    8,806
      03/31/87                   11,914                    03/31/87                   11,200
      06/30/87                   12,813                    06/30/87                   11,045
      09/30/87                   13,698                    09/30/87                   11,403
      12/31/87                   10,395                    12/31/87                    7,883
      03/31/88                   12,119                    03/31/88                    9,256
      06/30/88                   13,176                    06/30/88                    9,844
      09/30/88                   13,151                    09/30/88                    9,573
      12/31/88                   13,129                    12/31/88                    9,489
      03/31/89                   14,183                    03/31/89                   10,194
      06/30/89                   15,054                    06/30/89                   10,853
      09/30/89                   16,226                    09/30/89                   11,823
      12/31/89                   15,669                    12/31/89                   11,403
      03/31/90                   15,299                    03/31/90                   11,100
      06/30/90                   15,505                    06/30/90                   11,801
      09/30/90                   12,071                    09/30/90                    8,721
      12/31/90                   12,759                    12/31/90                    9,418
      03/31/91                   15,336                    03/31/91                   12,295
      06/30/91                   15,663                    06/30/91                   11,869
      09/30/91                   16,103                    09/30/91                   13,149
      12/31/91                   16,999                    12/31/91                   14,238
      03/31/92                   18,699                    03/31/92                   14,628
      06/30/92                   17,992                    06/30/92                   12,871
      09/30/92                   18,527                    09/30/92                   13,121
      12/31/92                   21,506                    12/31/92                   15,345
      03/31/93                   22,691                    03/31/93                   15,070
      06/30/93                   22,524                    06/30/93                   15,504
      09/30/93                   23,910                    09/30/93                   16,951
      12/31/93                   24,925                    12/31/93                   17,397
      03/31/94                   24,982                    03/31/94                   16,688
      06/30/94                   24,337                    06/30/94                   15,636
      09/30/94                   26,469                    09/30/94                   17,097
      12/31/94                   26,834                    12/31/94                   16,974
      03/31/95                   28,241                    03/31/95                   17,905
      06/30/95                   29,736                    06/30/95                   19,682
      09/30/95                   33,164                    09/30/95                   21,920
      12/31/95                   34,809                    12/31/95                   22,244
      03/31/96                   37,702                    03/31/96                   23,521
      06/30/96                   39,076                    06/30/96                   24,896
      09/30/96                   38,570                    09/30/96                   24,684
      12/31/96                   40,537                    12/31/96                   24,749
      03/31/97                   38,833                    03/31/97                   22,153
      06/30/97                   44,729                    06/30/97                   26,042
      09/30/97                   52,097                    09/30/97                   30,448
      12/31/97                   50,105                    12/31/97                   27,953
      03/31/98                   53,395                    03/31/98                   31,274
      06/30/98                   51,272                    06/30/98                   29,478
      09/30/98                   39,894                    09/30/98                   22,886
      12/31/98                   44,205                    12/31/98                   28,296
      03/31/99                   40,113                    03/31/99                   27,821
      06/30/99                   43,794                    06/30/99                   31,925
      09/30/99                   41,405                    09/30/99                   30,354
      12/31/99                   50,480                    12/31/99                   40,489
      03/31/00                   51,933                    03/31/00                   44,246
      06/30/00                   44,989                    06/30/00                   40,985
      09/30/00                   44,744                    09/30/00                   39,358
      12/31/00                   41,460                    12/31/00                   31,408
      03/31/01                   34,321                    03/31/01                   26,634
      06/30/01                   39,719                    06/30/01                   31,420
      09/30/01                   30,681                    09/30/01                   22,597
      12/31/01                   38,482                    12/31/01                   28,509
      03/31/02                   38,439                    03/31/02                   27,950
      06/30/02                   34,030                    06/30/02                   23,562
      09/30/02                   26,106                    09/30/02                   18,491
      12/31/02                   27,339                    12/31/02                   19,880


AVERAGE ANNUAL TOTAL RETURNS

                        RUSSELL 2000
                SMALL      GROWTH
               COMPANY      INDEX
1 YEAR         -28.96%     -30.26%

5 YEAR         -11.41%      -6.59%

10 YEAR          2.43%       2.62%

INCEPTION        6.20%       4.20%

                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000 Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                              DECEMBER         DECEMBER           DECEMBER           DECEMBER           DECEMBER
                                              31, 2002         31, 2001           31, 2000           31, 1999           31, 1998
 Net asset value, beginning of period      $       13.76     $       14.83     $        18.05     $        16.24     $       20.43
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                                              (0.02)             0.22
 Net gains and losses on securities
   (both realized and unrealized)                  (3.98)            (1.07)             (3.22)              2.22             (2.59)
                                           -------------     -------------     --------------     --------------     -------------

Total from investment operations                   (3.98)            (1.07)             (3.22)              2.20             (2.37)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                                                                      (0.02)            (0.19)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                                          (0.37)            (1.63)
 Distributions in excess of capital gains
                                           -------------     -------------     --------------     --------------     -------------

Total distributions                                 0.00              0.00               0.00              (0.39)            (1.82)

Net asset value, end of period             $        9.78     $       13.76     $        14.83     $        18.05     $       16.24
                                           =============     =============     ==============     ==============     =============

Total Return (A)                                  (28.96%)           (7.18%)           (17.87%)            14.20%           (11.78%)

Ratios to Average Net Assets:
 Expenses                                           0.86%             0.86%              0.83%              0.86%             0.87%
 Net investment income (loss)                      (0.73%)           (0.64%)            (0.54%)            (0.14%)            1.23%

Portfolio Turnover Rate                            57.24%            57.96%             54.38%            143.95%            43.06%

Net Assets, At End of Period               $  51,865,535     $  78,543,761     $   80,284,431     $   92,991,539     $  78,343,648

                    (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--95.06%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.24%
Avenue A, Inc.+                                           24,800    $     71,920
DoubleClick, Inc.+                                         9,000          50,940
                                                                    ------------
                                                                         122,860
                                                                    ------------

AEROSPACE & DEFENSE-0.37%
DRS Technologies, Inc.+                                    6,200         194,246
                                                                    ------------

AIRLINES-0.86%
SkyWest, Inc.                                             34,200         446,994
                                                                    ------------

BANKING-1.71%
Silicon Valley Bancshares+                                14,000         255,500
Southwest Bancorporation of Texas, Inc.+                  14,800         426,388
Texas Regional Bancshares, Inc.                            5,700         202,584
                                                                    ------------
                                                                         884,472
                                                                    ------------

BUILDING CONSTRUCTION-3.33%
Beazer Homes USA, Inc.+                                    3,410         206,646
Dominion Homes, Inc.+                                      7,300         104,025
M.D.C. Holdings, Inc.                                     18,059         690,937
Standard Pacific Corp.                                    29,300         725,175
                                                                    ------------
                                                                       1,726,783
                                                                    ------------

COLLECTIBLES-0.66%
Action Performance Companies, Inc.                        18,000         342,000
                                                                    ------------

COMMERCIAL SERVICES-6.69%
Albany Molecular Research, Inc.+                          30,400         449,646
G&K Services, Inc.                                        12,730         450,655
Healthcare Services Group, Inc. +                         32,000         417,280
Hooper Holmes, Inc.                                       89,000         546,460
Iron Mountain, Inc.+                                      18,000         594,180
Macrovision Corp.+                                        19,200         307,968
NCO Group, Inc.+                                          22,500         358,875
PRG-Schultz International, Inc.+                          18,300         162,870
TeleTech Holdings, Inc.+                                  25,100         182,226
                                                                    ------------
                                                                       3,470,160
                                                                    ------------

COMPUTER EQUIPMENT & SERVICES-4.87%
Acxiom Corp.+                                             34,700         533,686
Advanced Digital Information Corp.+                       66,900         448,899
Cray, Inc.+                                               62,700         480,909
Drexler Technology Corp.+                                  9,700         122,220
eCollege.com, Inc.+                                       52,100         179,745
Mercury Computers Systems, Inc.+                           5,700         173,964
PEC Solutions, Inc.+                                       4,300         128,570
RadiSys Corp.+                                            43,950         350,721
Silicon Storage Technology, Inc.+                         26,300         106,252
                                                                    ------------
                                                                       2,524,966
                                                                    ------------

COMPUTER INFORMATION & TECHNOLOGY-4.65%
CGI Group, Inc.+                                               2    $          9
Cognizant Technology Solutions Corp.+                      3,000         216,690
Intergraph Corp.+                                         40,200         713,952
Kronos, Inc.+                                              4,700         173,853
Manhattan Associates, Inc.+                                6,730         159,232
ManTech International Corp.+                              16,090         306,836
MICROS Systems, Inc.+                                     13,300         298,186
NDCHealth Corp.                                           22,500         447,750
Neoware Systems, Inc.+                                     6,230          92,889
                                                                    ------------
                                                                       2,409,397
                                                                    ------------

COMPUTER NETWORK-1.01%
@Road, Inc.+                                              11,100          45,843
Raindance Communications, Inc.+                           28,500          92,055
SafeNet, Inc.+                                             2,200          55,770
SI International, Inc.+                                    9,940         107,451
SRA International, Inc.+                                   8,250         223,493
                                                                    ------------
                                                                         524,612
                                                                    ------------

COMPUTER SOFTWARE-4.75%
Activision, Inc.+                                          8,200         119,638
Datastream Systems, Inc.+                                 21,670         138,688
Documentum, Inc.+                                         25,000         391,500
Echelon Corp.+                                            19,600         219,716
Macromedia, Inc.+                                         15,800         168,270
Phoenix Technologies, Ltd.+                               21,600         124,632
SeeBeyond Technology Corp.+                               59,600         144,828
Take-Two Interactive Software, Inc.+                       7,700         180,873
TIBCO Software, Inc.+                                     36,200         223,716
Verint Systems, Inc.+                                      8,630         174,153
Verity, Inc.+                                              9,800         131,232
Watchguard Technologies, Inc.+                            23,500         149,954
WebEx Communications, Inc.+                               19,860         297,900
                                                                    ------------
                                                                       2,465,100
                                                                    ------------

CONSULTING SERVICES-2.24%
Corporate Executive Board Co., The+                       20,720         661,382
First Consulting Group, Inc.+                             29,300         168,768
FTI Consulting, Inc.+                                      8,200         329,230
                                                                    ------------
                                                                       1,159,380
                                                                    ------------

COSMETICS & PERSONAL CARE-0.83%
Nu Skin Enterprises, Inc.                                  6,110          73,137
Steiner Leisure, Ltd., ADR+                               25,700         358,258
                                                                    ------------
                                                                         431,395
                                                                    ------------

DELIVERY & FREIGHT SERVICES-0.60%
EGL, Inc.+                                                21,700         309,225
                                                                    ------------

EDUCATIONAL SERVICES-3.63%
Career Education Corp.+                                    8,800         352,000
Education Management Corp.+                               11,000         413,600
ITT Educational Services, Inc.+                           18,600         438,030
SkillSoft, PLC, ADR+                                     110,159         302,937
Sylvan Learning Systems, Inc.+                            23,000         377,200
                                                                    ------------
                                                                       1,883,767
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-0.33%
Dionex Corp.+                                              5,700    $    169,347
                                                                    ------------

ELECTRONIC COMPONENTS-0.38%
FLIR Systems, Inc.+                                        4,000         195,200
                                                                    ------------

ELECTRONICS-2.05%
Analogic Corp.                                             7,300         367,102
Electronics Boutique Holdings Corp.+                      13,500         213,435
Oak Technology, Inc.+                                     43,000         113,950
Planar Systems, Inc.+                                     13,000         268,190
Sypris Solutions, Inc.                                    10,000         102,100
                                                                    ------------
                                                                       1,064,777
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-1.57%
Cree, Inc.+                                                3,000          49,050
Integrated Circuit Systems, Inc.+                          7,100         129,575
Monolithic System Technology, Inc.+                       15,800         190,864
Rudolph Technologies, Inc.+                               13,100         250,996
Varian Semiconductor Equipment Associates+                 8,220         195,315
                                                                    ------------
                                                                         815,800
                                                                    ------------

ENGINEERING & CONSTRUCTION-0.23%
Keith Companies, Inc., The+                                9,000         117,630
                                                                    ------------

ENTERTAINMENT & LEISURE-0.64%
Shuffle Master, Inc.+                                     17,370         331,941
                                                                    ------------

ENVIRONMENTAL CONTROLS-0.12%
Fuel-Tech, NV+                                            15,000          62,850
                                                                    ------------

FOOD PRODUCTS-0.95%
NBTY, Inc.+                                               12,600         221,508
United Natural Foods, Inc.+                               10,800         273,780
                                                                    ------------
                                                                         495,288
                                                                    ------------

FOOD SERVICE & RESTAURANTS-1.18%
Champps Entertainment, Inc.+                               6,100          58,011
Jack in the Box, Inc.+                                    20,900         361,361
Red Robin Gourmet Burgers+                                15,000         191,100
                                                                    ------------
                                                                         610,472
                                                                    ------------

HEALTHCARE-4.30%
AdvancePCS+                                                9,400         208,774
AMERIGROUP Corp.+                                          8,380         253,998
Centene Corp.+                                            15,100         507,209
Coventry Health Care, Inc.+                               12,400         359,972
LifePoint Hospitals, Inc.+                                11,800         353,186
Renal Care Group, Inc.+                                   15,300         484,092
Res-Care, Inc.+                                           17,800          64,596
                                                                    ------------
                                                                       2,231,827
                                                                    ------------

HOME FURNISHINGS-1.25%
La-Z-Boy, Inc.                                             9,050         217,019
Pier 1 Imports, Inc.                                      22,800         431,604
                                                                    ------------
                                                                         648,623
                                                                    ------------

HUMAN RESOURCES-0.63%
Labor Ready, Inc.+                                        17,500    $    112,350
PAREXEL International Corp.+                              19,700         216,503
                                                                    ------------
                                                                         328,853
                                                                    ------------

INTERNET SERVICES-2.23%
Alloy, Inc.+                                              45,330         496,364
eMerge Interactive, Inc.+                                120,500          31,330
Internet Security Systems, Inc.+                          11,600         212,628
SI Corp.+                                                 74,000         330,039
Websense, Inc.+                                            4,150          88,648
                                                                    ------------
                                                                       1,159,009
                                                                    ------------

MACHINERY-0.84%
Flow International Corp.+                                 23,300          59,415
Kulicke and Soffa Industries, Inc.+                       30,500         174,460
Semitool, Inc.+                                           32,600         202,446
                                                                    ------------
                                                                         436,321
                                                                    ------------

MANUFACTURING-1.73%
Cable Design Technologies Corp.+                          19,550         115,345
Matthews International Corp.                              35,100         783,818
                                                                    ------------
                                                                         899,163
                                                                    ------------

MEDICAL - BIOTECHNOLOGY-3.15%
Bio-Rad Laboratories, Inc.+                                9,600         371,520
Corixa Corp.+                                             55,100         352,089
Martek Biosciences Corp.+                                  2,800          70,448
Molecular Devices Corp.+                                  21,800         359,046
SangStat Medical Corp.+                                   39,000         440,700
Seattle Genetics, Inc.+                                   12,600          39,060
                                                                    ------------
                                                                       1,632,863
                                                                    ------------

MEDICAL PRODUCTS-5.79%
Coherent, Inc.+                                           20,200         402,990
Cooper Companies, Inc., The                               16,500         412,830
Diagnostic Products Corp.                                 15,100         583,162
Endologix, Inc.+                                          21,600          18,360
Hanger Orthopedic Group, Inc.+                            11,000         144,650
Medicines Co., The+                                       12,200         195,444
Novoste Corp.+                                            38,700         279,414
Orthofix International, NV+                               21,400         600,270
QLT, Inc.+                                                17,900         152,830
SonoSite, Inc.+                                           15,100         197,357
Zoll Medical Corp.+                                          450          16,052
                                                                    ------------
                                                                       3,003,359
                                                                    ------------

MINING & METALS - FERROUS & NONFERROUS-0.21%
North American Palladium, Ltd.+                           32,000         111,360
                                                                    ------------

MINING & METALS - PRECIOUS-0.32%
Stillwater Mining Co.+                                    31,100         166,385
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS-2.48%
EXCO Resources, Inc.+                                     26,000    $    454,480
Patina Oil & Gas Corp.                                     9,925         314,126
Remington Oil & Gas Corp.+                                17,400         285,534
Spinnaker Exploration Co.+                                10,500         231,525
                                                                    ------------
                                                                       1,285,665
                                                                    ------------

OIL & GAS SERVICES & EQUIPMENT-0.70%
Cal Dive International, Inc.+                             15,400         361,900
                                                                    ------------

PHARMACEUTICAL-10.78%
Alpharma, Inc.                                            17,000         202,470
Barr Laboratories, Inc.+                                   7,350         478,412
Bradley Pharmaceuticals, Inc.+                            11,200         145,936
Cell Therapeutics, Inc.+                                  42,980         312,465
DOV Pharmaceutical, Inc.+                                 18,500         125,800
Endo Pharmaceuticals Holdings, Inc.+                      63,880         491,812
ILEX Oncology, Inc.+                                      17,300         122,138
K-V Pharmaceutical Co.+                                   23,800         552,160
Ligand Pharmaceuticals, Inc.+                             29,800         160,026
Medicis Pharmaceutical Corp.+                             15,000         745,050
Noven Pharmaceutical, Inc.+                               35,400         326,742
Pharmaceutical Product Development, Inc.+                 35,300       1,033,231
SICOR, Inc.+                                              51,550         817,068
SuperGen, Inc.+                                           21,400          77,682
                                                                    ------------
                                                                       5,590,992
                                                                    ------------

PUBLISHING & PRINTING-0.51%
Information Holdings, Inc.+                               17,100         265,392
                                                                    ------------

RETAIL STORES-7.08%
Aeropostale, Inc.+                                        20,300         214,571
Christopher & Banks Corp.+                                21,620         448,615
Cost Plus, Inc.+                                          12,660         362,962
GameStop Corp.+                                           17,700         173,460
Group 1 Automotive, Inc.+                                 15,890         379,453
Hot Topic, Inc.+                                          22,200         507,936
MSC Industrial Direct Company, Inc.+                      37,300         662,075
Pacific Sunwear of California, Inc.+                      52,125         922,091
                                                                    ------------
                                                                       3,671,163
                                                                    ------------

SECURITY SYSTEMS-1.37%
Armor Holdings, Inc.+                                     51,500         709,155
                                                                    ------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES-1.04%
CellStar Corp.+                                           24,160         137,712
Comtech Telecommunications Corp.+                         20,900         226,765
Plantronics, Inc.+                                        11,600         175,508
                                                                    ------------
                                                                         539,985
                                                                    ------------

TELECOMMUNICATIONS - WIRELESS-0.47%
Metro One Telecommunications, Inc.+                       37,400    $    241,230
                                                                    ------------

TEXTILES & APPAREL-5.72%
Cutter & Buck, Inc.+                                      17,800          66,750
Kenneth Cole Productions, Inc.+                           11,850         240,555
Quicksilver, Inc.+                                        42,160       1,123,986
Tarrant Apparel Group+                                    11,600          47,444
Timberland Co., The+                                      33,100       1,178,691
Tropical Sportswear International Corp.+                  34,600         310,362
                                                                    ------------
                                                                       2,967,788
                                                                    ------------

TRAVEL SERVICES-0.36%
Pegasus Solutions, Inc.+                                  18,550         186,057
                                                                    ------------

UTILITIES - ELECTRIC & GAS-0.08%
FuelCell Energy, Inc.+                                     6,600          43,243
                                                                    ------------

WATER TREATMENT-0.13%
Ionics, Inc.+                                              2,900          66,120
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $63,556,185)                                                  49,305,115
                                                                    ------------

  PREFERRED STOCK--0.84 %

OIL & GAS PRODUCERS-0.84%
EXCO Resources, Inc., 5.000%,
  due 05/23/03                                            24,300         434,484
                                                                    ------------

TOTAL PREFERRED STOCK
  (Cost $510,300)                                                        434,484
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $64,066,485)                                       95.90%     49,739,599
Other assets, less liabilities                              4.10       2,125,936
                                                    ------------    ------------

TOTAL NET ASSETS                                          100.00%   $ 51,865,535
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP VALUE PORTFOLIO

Common Stock            96.99%
Cash                     3.01%

                               NUMBER OF HOLDINGS

                                       85

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Harman International
  Industries, Inc.                3.55%
Ambac Financial Group, Inc.       2.75%
Republic Services, Inc.           2.57%
Reinsurance Group of
  America, Inc.                   2.49%
UnionBanCal Corp.                 2.29%
Webster Financial Corp.           2.01%
Vishay Intertechnology, Inc.      1.84%
Dean Foods Co.                    1.83%
United Stationers, Inc.           1.81%
Black & Decker Corp., The         1.77%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Manufacturing                     8.66%
Banking                           8.14%
Insurance                         7.00%
Utilities - Electric & Gas        5.10%
Electronics                       4.70%
Financial Services                4.39%
Oil & Gas Producers               4.22%
Agricultural Operations           3.60%
Transportation                    3.24%
Retail Stores                     2.93%

    ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                        SENIOR VICE PRESIDENT AND PARTNER

- Joined Wellington Management in 1985

- M.B.A. from the Wharton School of Finance at the University of Pennsylvania

- B.A. from Stanford University

                        INVESTMENT OBJECTIVE AND STRATEGY
   To achieve long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

                            NET ASSETS AS OF 12/31/02
                                   $26,343,509

   Throughout the 2002 calendar year, the investment environment was characterized by growth in economic activity and recovery in corporate earnings, which are the normal factors of a stock market expansion. However, stock prices and business news were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion.

   Mid-cap value stocks held up relatively well for the year, with the Russell 2500 Value index outperforming every other broad U.S. equity market index. Value stocks outperformed growth stocks by a wide margin in 2002. Every sector declined in 2002: Information Technology was the leading laggard while Consumer Staples posted the strongest return.

   In this environment, the JPVF Mid-Cap Value Portfolio had a substantial 7.82% rebound in the fourth quarter. This trimmed the full year loss to -13.66% versus a -9.88% return for the Russell 2500 Value Index; the first annual absolute decline we've suffered in the six years of managing mid cap value portfolios. During the first half of 2002, U.S. equity markets fell and setting the stage for a third consecutive year of decline. The second half of 2002 was a period of continued volatility, with seemingly conflicting economic news and growing tension in the Middle East. The consumer was the mainstay of growth, helped by record "cash outs" from mortgage refinancing, partially offsetting the impact from higher unemployment. As anticipated, the year-end holiday season saw a deceleration in consumer spending and confidence. Finally, corporate spending remained sluggish, although there are initial signs of improvement in areas like technology. We did experience a rebound in U.S. equities during the final quarter after an early

October retest of July's lows.

   For the full year, we had strong relative performance in multiple sectors: energy, materials, healthcare, consumer staples, consumer discretionary, and utilities. This could not offset the negative results from Adelphia Communications Corp., which was eliminated in the second quarter. Additionally, the overweight position in the difficult technology sector also detracted from results for the year. However, as the year ended, we saw improved market sentiment from extreme levels of risk aversion during the summer and the technology stocks did well. Stocks that contributed the most to absolute results for the year were Harman International Industries, Inc., Rent-A-Center, Inc., and XTO Energy, Inc.; the biggest detractors were Adelphia Communications, Arrow Electronics, Inc., and KPMG Consulting, Inc.

   We expect 2003 to be a year of tempered recovery and look to the corporate sector to provide more thrust than the consumer. While the corporate healing process continues, we believe business spending is poised for recovery once we get any war with Iraq successfully behind us. Corporate profits are improving, capacity utilization, while still less-than-desired, is improving, inventories are very low, considerable balance sheet repair has already occurred with credit expanding, and we think there are pent-up needs for IT spending. Consumer spending, unlike most recoveries, will likely remain sluggish given a slow-moving jobs recovery, decelerating wage gains, geopolitical concerns, higher energy prices and a likely end to the refinancing boom.

   The U.S. is poised to outgrow the rest of the world again, with a 3% growth rate expected in 2003. There is a clear willingness on the part of the White House to make economic stimulus a renewed priority, despite the staggering budget deficit increases this action might generate. Despite a fragile geopolitical arena, we view these growth-generating actions as beneficial to corporate profits and employment which, coupled with revamped regulatory and corporate governance practices, accelerates the healing needed to boost equity markets.

   As for the Portfolio positioning, the largest differential versus the Index remains the underweight in financials due to the low exposure to REITs. We continue to see fundamental problems here that we think will prevent these stocks from moving higher. We also remain slightly underweight in utilities but have done some recent buying here as these stocks should benefit if Congress agrees to reduce taxation on dividends. We reduced the overweight in energy given the view that commodity prices aren't sustainable beyond the short-term. We continue to be slightly overweight in the industrials, consumer discretionary, information technology, consumer staples and healthcare holdings.

[CHART]

            MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

 MID-CAP VALUE PORTFOLIO         RUSSELL 2500 VALUE INDEX

                  ACCOUNT                       ACCOUNT
  DATE             VALUE            DATE         VALUE
--------          -------         --------      -------
05/01/01           10,000         05/01/01       10,000
05/31/01           10,115         05/31/01       10,242
06/30/01           10,108         06/30/01       10,340
07/31/01            9,907         07/31/01       10,272
08/31/01            9,587         08/31/01       10,184
09/30/01            8,164         09/30/01        9,053
10/31/01            8,411         10/31/01        9,247
11/30/01            9,134         11/30/01        9,959
12/31/01            9,923         12/31/01       10,526
01/31/02            9,955         01/31/02       10,623
02/28/02           10,133         02/28/02       10,755
03/31/02           10,690         03/31/02       11,422
04/30/02           10,703         04/30/02       11,618
05/31/02           10,529         05/31/02       11,427
06/30/02            9,945         06/30/02       11,024
07/31/02            8,925         07/31/02        9,748
08/31/02            8,915         08/31/02        9,801
09/30/02            7,947         09/30/02        8,999
10/31/02            8,311         10/31/02        9,128
11/30/02            9,014         11/30/02        9,843
12/31/02            8,568         12/31/02        9,536

AVERAGE ANNUAL TOTAL RETURNS

                                        RUSSELL
                                         2500
                             MID-CAP    VALUE
                              VALUE     INDEX
1 YEAR                       -13.66%    -9.88%

INCEPTION                     -8.85%    -2.81%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2500 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                   PERIOD FROM
                                                                   MAY 1, 2001
                                                 YEAR ENDED          THROUGH
                                                  DECEMBER          DECEMBER
                                                  31, 2002        31, 2001 (A)
Net asset value, beginning of period           $        9.92     $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income
 Net gains and losses on securities
   (both realized and unrealized)                      (1.35)            (0.08)
                                               -------------     -------------

 Total from investment operations                      (1.35)            (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                               -------------     -------------

Total distributions                                     0.00              0.00

Net asset value, end of period                 $        8.57     $        9.92
                                               =============     =============

Total Return (B)                                      (13.66%)           (0.77%)

Ratios to Average Net Assets: (C)
 Expenses                                               1.20%             1.28%
 Net investment income (loss)                          (0.06%)            0.04%

Portfolio Turnover Rate                                68.82%            34.15%

Net Assets, At End of Period                   $  26,343,509     $  20,471,181

                    (A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

                    (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

                    (C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--98.04%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS-3.64%
Bunge, Ltd.                                               18,900    $    454,734
IMC Global, Inc.                                          27,400         292,358
Monsanto Co.                                              11,000         211,750
                                                                    ------------
                                                                         958,842
                                                                    ------------

AIRLINES-1.29%
Continental Airlines, Inc., Class B+                       7,700          55,825
ExpressJet Holdings, Inc.+                                27,800         284,950
                                                                    ------------
                                                                         340,775
                                                                    ------------

AUTOMOTIVE PARTS & EQUIPMENT-1.23%
BorgWarner, Inc.                                           3,800         191,596
Compagnie Generale des Etablissements
  Michelin, Class B                                        3,800         131,026
                                                                    ------------
                                                                         322,622
                                                                    ------------

AUTOMOTIVE RENTALS-0.96%
United Rentals, Inc.+                                     23,400         251,784
                                                                    ------------

BANKING-8.23%
Astoria Financial Corp.                                    5,200         141,180
Charter One Financial, Inc.                               14,414         414,114
Hibernia Corp.                                            24,300         468,018
UnionBanCal Corp.                                         15,500         608,685
Webster Financial Corp.                                   15,400         535,920
                                                                    ------------
                                                                       2,167,917
                                                                    ------------

BEVERAGES-1.39%
Constellation Brands, Inc.+                               15,400         365,134
                                                                    ------------

BUILDING CONSTRUCTION-1.09%
Beazer Homes USA, Inc.+                                    2,400         145,440
Clayton Homes, Inc.                                        9,200         112,056
Toll Brothers, Inc.+                                       1,400          28,280
                                                                    ------------
                                                                         285,776
                                                                    ------------

BUILDING MATERIALS-0.57%
Lafarge North America, Inc.                                4,600         151,110
                                                                    ------------

CHEMICALS-2.01%
Cambrex Corp.                                              7,100         214,491
Engelhard Corp.                                           14,100         315,135
                                                                    ------------
                                                                         529,626
                                                                    ------------

COMMERCIAL SERVICES-0.51%
Laboratory Corporation of America Holdings+                5,800         134,792
                                                                    ------------

COMPUTER EQUIPMENT & SERVICES-2.84%
Arrow Electronics, Inc.+                                  28,400         363,236
Sybase, Inc.+                                             28,800         385,920
                                                                    ------------
                                                                         749,156
                                                                    ------------

CONSULTING SERVICES-1.35%
BearingPoint, Inc.+                                       51,400         354,660
                                                                    ------------

ELECTRONIC COMPONENTS-2.10%
Flextronics International, Ltd.+                          38,500    $    315,315
Solectron Corp.+                                          67,200         238,560
                                                                    ------------
                                                                         553,875
                                                                    ------------

ELECTRONICS-4.75%
AMETEK, Inc.                                              10,300         396,447
Teradyne, Inc.+                                           28,100         365,581
Vishay Intertechnology, Inc.+                             43,775         489,405
                                                                    ------------
                                                                       1,251,433
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-2.56%
Axcelis Technologies, Inc.+                               60,600         339,905
Fairchild Semiconductor Co.+                              31,300         335,223
                                                                    ------------
                                                                         675,128
                                                                    ------------

ENGINEERING & CONSTRUCTION-0.94%
Granite Construction, Inc.                                15,900         246,450
                                                                    ------------

ENTERTAINMENT & LEISURE-1.55%
Argosy Gaming Co.+                                         8,100         153,333
Bally Total Fitness Holding Corp.+                        36,100         255,949
                                                                    ------------
                                                                         409,282
                                                                    ------------

ENVIRONMENTAL CONTROLS-2.60%
Republic Services, Inc.+                                  32,600         683,948
                                                                    ------------

FINANCIAL SERVICES-4.44%
Ambac Financial Group, Inc.                               13,000         731,120
CIT Group, Inc.                                           14,900         292,040
Legg Mason, Inc.                                           3,000         145,620
                                                                    ------------
                                                                       1,168,780
                                                                    ------------

FOOD PRODUCTS-1.85%
Dean Foods Co.+                                           13,100         486,010
                                                                    ------------

FOREST PRODUCTS & PAPER-1.26%
Abitibi-Consolidated, Inc., ADR                           43,100         332,301
                                                                    ------------

HEALTHCARE-2.94%
Health Net, Inc.+                                         13,200         348,480
Oxford Health Plans, Inc.+                                11,700         426,465
                                                                    ------------
                                                                         774,945
                                                                    ------------

INSURANCE-7.07%
Ace, Ltd.                                                  9,800         287,532
Converium Holding, AG, ADR+                               16,500         397,650
Reinsurance Group of America, Inc.                        24,500         663,460
RenaissanceRe Holdings, Ltd.                               6,900         273,240
St. Paul Companies, Inc., The                              7,100         241,755
                                                                    ------------
                                                                       1,863,637
                                                                    ------------

MACHINERY-1.79%
Black & Decker Corp., The                                 11,000         471,790
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
MANUFACTURING-8.76%
Callaway Golf Co.                                         20,400    $    270,300
Flowserve Corp.+                                          17,500         258,825
Grupo IMSA, SA de CV, ADR                                 14,600         178,314
Harman International Industries, Inc.                     15,900         946,050
ITT Industries, Inc.                                       1,300          78,897
Rockwell Automation, Inc.                                  9,600         198,816
Sensient Technologies Corp.                               16,700         375,249
                                                                    ------------
                                                                       2,306,451
                                                                    ------------

MARINE SERVICES-1.76%
IHC Caland, NV                                             8,800         464,470
                                                                    ------------

MEDICAL PRODUCTS-1.23%
C. R. Bard, Inc.                                           5,600         324,800
                                                                    ------------

MEDICAL SUPPLIES-1.10%
DENTSPLY International, Inc.                               7,800         290,160
                                                                    ------------

MINING & METALS -
  FERROUS & NONFERROUS-0.58%
AK Steel Holding Corp.+                                   19,000         152,000
                                                                    ------------

OIL & GAS - DISTRIBUTION & MARKETING-0.76%
Valero Energy Corp.                                        5,400        199,476
                                                                    ------------

OIL & GAS - INTEGRATED-0.92%
Petro-Canada                                               7,800         242,502
                                                                    ------------

OIL & GAS PRODUCERS-4.26%
Devon Energy Corp.                                         6,300         289,170
Noble Corp.+                                               2,900         101,935
Ocean Energy, Inc.                                        17,600         351,472
XTO Energy, Inc.                                          15,400         380,380
                                                                    ------------
                                                                       1,122,957
                                                                    ------------

PACKAGING & CONTAINERS-2.77%
Pactiv Corp.+                                             14,100         308,226
Smurfit-Stone Container Corp.+                            27,400         421,713
                                                                    ------------
                                                                         729,939
                                                                    ------------

PUBLISHING & PRINTING-0.97%
Reader's Digest Association, Inc., The                    17,000         256,700
                                                                    ------------

REAL ESTATE-1.55%
Rouse Co., The                                             5,500         174,350
SL Green Realty Corp.                                      7,400         233,840
                                                                    ------------
                                                                         408,190
                                                                    ------------

RETAIL STORES-2.96%
Blockbuster, Inc.                                         10,500    $    128,625
Foot Locker, Inc.+                                        17,400         182,700
Rent-A-Center, Inc.+                                       9,400         469,530
                                                                    ------------
                                                                         780,855
                                                                    ------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES-0.60%
UnitedGlobalCom, Inc.+                                    66,200         158,880
                                                                    ------------

TELECOMMUNICATIONS - WIRELINE-0.02%
McLeodUSA, Inc.+                                           5,958           5,005
                                                                    ------------

TEXTILES & APPAREL-0.59%
V.F. Corp.                                                 4,300         155,015
                                                                    ------------

TRANSPORTATION-3.27%
Canadian National Railway Co.                              7,400         307,544
CNF, Inc.                                                  9,100         302,484
Werner Enterprises, Inc.                                  11,700         251,901
                                                                    ------------
                                                                         861,929
                                                                    ------------

UTILITIES - ELECTRIC & GAS-5.15%
Cinergy Corp.                                             10,900         367,548
FirstEnergy Corp.                                          6,000         197,820
FPL Group, Inc.                                            4,700         282,611
PPL Corp.                                                  9,800         339,864
Progress Energy, Inc.                                      3,900         169,065
                                                                    ------------
                                                                       1,356,908
                                                                    ------------

WHOLESALE DISTRIBUTOR-1.83%
United Stationers, Inc.+                                  16,700         480,977
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $28,449,676)                                                  25,826,987
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $28,449,676)                                       98.04%     25,826,987
Other assets, less liabilities                              1.96         516,522
                                                    ------------    ------------

TOTAL NET ASSETS                                          100.00%   $ 26,343,509
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

Common Stock      -92.23%
Preferred Stock    -1.83%
Cash               -5.94%

                               NUMBER OF HOLDINGS

                                       52

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
TotalFinaElf, SA                  5.02%
Vodafone Group, PLC               3.41%
Nokia Oyj                         3.28%
Banco Bilbao Vizcaya
  Argentaria, SA                  2.95%
BP, PLC                           2.64%
Canon, Inc.                       2.50%
Royal Bank of Scotland
  Group, PLC                      2.34%
Axa                               2.34%
Aventis, SA                       2.25%
Shin-Etsu Chemical Company, Ltd.  2.20%

                               PERCENT OF
TOP TEN COUNTRIES              PORTFOLIO++
------------------------------------------
United Kingdom                   20.91%
Japan                            17.36%
France                           15.50%
Netherlands                      10.67%
Spain                             5.90%
Singapore                         4.59%
Germany                           4.39%
Italy                             3.42%
Finland                           3.28%
Sweden                            3.21%

 ++Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

                                PORTFOLIO MANAGER
            Lombard Odier International Portfolio Management Limited

                        INVESTMENT OBJECTIVE AND STRATEGY
      To realize long-term capital appreciation by investing substantially all of its total assets in equity securities of companies
                       from outside of the United States.

                            NET ASSETS AS OF 12/31/02
                                   $25,484,143

   Despite a pickup in the fourth quarter, equity markets declined in all developed markets in 2002. This was the third consecutive down year in the United States, Europe and Japan. During the third quarter, there was some intensification of the bearish trend - with particularly sharp declines in September. Third quarter for MSCI EAFE Index was the worst quarter since the third quarter of 1990 and early October saw what has, so far, been the low point of the current bear market. Equities rebounded from early October and through November but this petered out in December, which generally saw declining markets. Another feature of the final months of the year was a general increase in equity market volatility - from already high levels. Most markets during the fourth quarter had volatility levels around double their long-term average.

   The drivers of the market weakness remained similar to the previous year. Disappointment about the pace of economic recovery and fears about a "double dip" recession were recurring themes. Since equity markets started the year pricing in a strong rebound, this lackluster economic performance exerted a negative force throughout the year. The Federal Reserve reacted most aggressively to this economic weakness, cutting rates to 1.75% by the end of the year. Despite the fact that economic news flow from Europe was generally weaker than the United States, the European Central Bank seemed to be in denial for most of the year, until eventually cutting rates by 50 basis points to 2.75% in early November. In the United Kingdom, the Bank of England Monetary Policy Committee left rates on hold all year despite continued weakness in the manufacturing sector - though this weakness was offset by a resilient consumer sector - and, in particular, by strength in the property market.

   Another theme, particularly in the first half of the year, was corporate malpractice -with the aftermath of the Enron Corporation collapse in December 2002 extending well into the New Year. This was followed by the United States' largest ever corporate bankruptcy, WorldCom, Inc., and by accounting scandals at Tyco International, Ltd., Xerox Corp. and Vivendi Universal, SA - to name but a few. The Securities and Exchange Commission's August deadline for CEO's to sign off the validity of their financial reports appears to have been successful in restoring some confidence - and there has also been some modification of accounting practices - particularly in the treatment of goodwill. While these measures have had the desired effect of making manipulation of the balance sheet more difficult, they have also resulted in a lowering of reported earnings numbers.

   Geopolitical tensions gathered pace throughout the second half of the year, as expectations rose that a United States led invasion of Iraq was imminent. Tensions have played a major part in depressing investor confidence. While conflict between India and Pakistan were avoided, the conflict between Israelis and Palestinians deepened and global terrorism, in the form of bomb attacks, resurfaced in the fourth quarter. While these events have had a generally negative impact on sentiment, in terms of concrete impact, the clearest impact was on the oil price, which rose to close to $32 in December.

   This was a positive for the Energy sector (-2.62% over the year), but apart from this, the year was dominated mainly by defensives. The best performing sectors in the MSCI EAFE index were Consumer Staples (-0.48%), Materials (-2.84%) and Utilities (-3.82%). The Telecommunications and Information Technology sectors rallied strongly in the early part of the fourth quarter - but this did not prevent them from declining strongly over the year as a whole. Information Technology fell by 39.12% and Telecommunications by 22.90%. This polarization of returns was also evident at an individual stock level - as was a rapid and dramatic rotation between sectors and styles and high overall volatility - as alluded to earlier.

   The JPVF International Equity Portfolio declined by 22.79%, compared to an index return of -15.94%. This underperformance was driven primarily by stock selection, with sector strategy having a smaller, though still negative, impact. Weak sectors for the Portfolio included Healthcare and Consumer Discretionary - though the issues here were stock specific rather than reflecting any general sector theme or trend. A consequence of the high levels of volatility and low levels of confidence mean that share prices continue to overshoot and undershoot dramatically on even quite limited news flow. The growth style (as represented by the MSCI EAFE Growth index) under performed value - but there was little clear trend, with rotation between the two styles on an almost monthly basis.

   The market environment remains characterized by considerable uncertainty - and, therefore, high volatility looks set to continue. Our central economic scenario is for the avoidance of a "double dip" recession, and gradual economic improvement - though it is difficult to predict when this will feed through into a clear improvement in the environment for equities. In the mean time, these volatile conditions will continue to generate interesting opportunities at a stock specific level. Our bottom-up emphasis and discipline in identifying quality growth targets and using price targets to time our entry and exit from these names will be key over the coming months.

[CHART]

              INTERNATIONAL EQUITY PORTFOLIOANDTHE MSCI EAFE INDEX Comparison of Change in Value of $10,000 Investment.

INTERNATIONAL EQUITY PORTFOLIO                   MSCI EAFE INDEX

                        ACCOUNT                             ACCOUNT
  DATE                   VALUE                  DATE         VALUE
--------                -------               --------      -------
01/01/98                 10,000               01/01/98       10,000
03/31/98                 11,535               03/31/98       11,430
06/30/98                 11,604               06/30/98       11,510
09/30/98                 10,103               09/30/98        9,835
12/31/98                 12,166               12/31/98       11,823
03/31/99                 12,704               03/31/99       11,945
06/30/99                 13,091               06/30/99       12,206
09/30/99                 13,560               09/30/99       12,698
12/31/99                 16,124               12/31/99       14,810
03/31/00                 16,383               03/31/00       14,752
06/30/00                 15,112               06/30/00       14,125
09/30/00                 13,839               09/30/00       12,946
12/31/00                 12,304               12/31/00       12,558
03/31/01                 10,403               03/31/01       10,796
06/30/01                 10,612               06/30/01       10,615
09/30/01                  8,296               09/30/01        9,129
12/31/01                  9,477               12/31/01        9,765
03/31/02                  9,361               03/31/02        9,815
06/30/02                  8,881               06/30/02        9,607
09/30/02                  7,041               09/30/02        7,711
12/31/02                  7,317               12/31/02        8,209

AVERAGE ANNUAL TOTAL RETURNS

                             MSCI
             INTERNATIONAL   EAFE
                EQUITY      INDEX
1 YEAR         -22.79%      -15.94%

INCEPTION       -6.06%       -3.87%

                                 INCEPTION DATE
                                JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER           DECEMBER           DECEMBER          DECEMBER          DECEMBER
                                              31, 2002           31, 2001           31, 2000          31, 1999          31, 1998
Net asset value, beginning of period       $         8.80     $        11.42     $        16.07     $       12.12     $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                        0.09              (0.01)              0.02             (0.01)
 Net gains and losses on securities
   (both realized and unrealized)                   (2.10)             (2.61)             (3.55)             3.96              2.16
                                           --------------     --------------     --------------     -------------     -------------

 Total from investment operations                   (2.01)             (2.62)             (3.53)             3.95              2.16

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                         (1.12)                              (0.04)
 Distributions in excess of capital gains
                                           --------------     --------------     --------------     -------------     -------------

 Total distributions                                 0.00               0.00              (1.12)             0.00             (0.04)

Net asset value, end of period             $         6.79     $         8.80     $        11.42     $       16.07     $       12.12
                                           ==============     ==============     ==============     =============     =============

Total Return (A)                                   (22.79%)           (22.98%)           (23.69%)           32.54%            21.66%

Ratios to Average Net Assets:
 Expenses                                            1.19%              1.17%              1.15%             1.25%             1.55%
 Net investment income (loss)                        0.49%              0.20%             (0.08%)           (0.05%)            0.04%

Portfolio Turnover Rate                            141.40%             97.33%            142.62%            71.98%            77.23%

Net Assets, At End of Period               $   25,484,143     $   32,172,905     $   39,888,260     $  35,640,381     $  16,576,281

                    (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--92.68%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
BELGIUM-1.27%
Dexia                                                     26,400    $    323,282
                                                                    ------------

FINLAND-3.30%
Nokia Oyj                                                 52,900         840,960
                                                                    ------------

FRANCE-15.58%
Accor, SA                                                 11,000         333,116
Aventis, SA                                               10,600         576,159
Axa                                                       44,600         598,567
Cap Gemini, SA                                             9,100         207,973
Schneider Electric, SA                                     5,900         279,151
Suez, SA                                                  18,600         322,816
TotalFinaElf, SA                                           9,000       1,285,311
Vince, SA                                                  6,512         366,941
                                                                    ------------
                                                                       3,970,034
                                                                    ------------

GERMANY-2.57%
BASF, AG                                                   6,720         253,146
Schering, AG                                               9,230         401,936
                                                                    ------------
                                                                         655,082
                                                                    ------------

HONG KONG-1.08%
Henderson Land Development Company, Ltd.                  92,000         276,057
                                                                    ------------

IRELAND-0.98%
Bank of Ireland                                           24,230         248,910
                                                                    ------------

ITALY-3.43%
ENI, SPA                                                  33,500         532,555
Telecom Italia Mobile, SPA                                75,000         342,340
                                                                    ------------
                                                                         874,895
                                                                    ------------

JAPAN-17.44%
Canon, Inc.                                               17,000         640,347
Honda Motor Company, Ltd.                                 11,000         406,927
Hoya Corp.                                                 5,000         350,131
Mitsui Fudosan Company, Ltd.                              50,000         324,429
Nippon Television Network Corp.                            3,150         469,832
Rohm Company, Ltd.                                         3,600         458,380
Secom Company, Ltd.                                       12,000         411,561
Shin-Etsu Chemical Company, Ltd.                          17,172         562,898
Takeda Chemical Industries, Ltd.                           9,000         376,169
Yamato Transport Company, Ltd.                            34,000         444,089
                                                                    ------------
                                                                       4,444,763
                                                                    ------------

NETHERLANDS-10.72%
ABN Amro Holding, NV                                      34,400         562,384
ING Groep, NV                                             31,300         530,097
Koninklijke Ahold, NV                                     26,400         335,194
Koninklijke (Royal) Philips Electronics, NV               30,700         537,975
STMicroelectronics, NV                                    13,400         262,657
Unilever, NV                                               8,200         503,788
                                                                    ------------
                                                                       2,732,095
                                                                    ------------

SINGAPORE-4.11%
Oversea-Chinese Banking Corporation, Ltd.                 96,000    $    534,102
Venture Corporation, Ltd.                                 64,000         512,886
                                                                    ------------
                                                                       1,046,988
                                                                    ------------

SOUTH KOREA-1.80%
Kookmin Bank, ADR                                         12,942         457,500
                                                                    ------------

SPAIN-5.92%
Altadis, SA                                               18,500         422,025
Banco Bilbao Vizcaya Argentaria, SA                       78,900         755,056
Telefonica, SA                                            37,200         332,965
                                                                    ------------
                                                                       1,510,046
                                                                    ------------

SWEDEN-3.20%
Svenska Handelsbanken, AB                                 37,166         494,790
TeliaSonera, AB+                                          86,239         321,247
                                                                    ------------
                                                                         816,037
                                                                    ------------

SWITZERLAND-1.45%
Roche Holding, AG                                          5,294         368,899
                                                                    ------------


UNITED KINGDOM-19.83%
Alliance Unichem, PLC                                     50,140         360,795
Amvescap, PLC                                             69,546         445,578
BHP Billiton, PLC                                         74,870         399,841
BP, PLC                                                   98,280         675,556
Diageo, PLC                                               38,730         420,843
Kingfisher, PLC                                          148,300         531,178
Reed Elsevier, PLC                                        28,820         246,816
Royal Bank of Scotland Group, PLC                         25,010         599,080
Vodafone Group, PLC                                      478,560         872,455
WPP Group, PLC                                            65,610         501,158
                                                                    ------------
                                                                       5,053,300
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $ 25,456,909)                                                 23,618,848
                                                                    ------------

 PREFERRED STOCK--1.84 %

GERMANY-1.84%
Porsche, AG                                                1,130         469,549
                                                                    ------------

TOTAL PREFERRED STOCK
  (Cost $254,975)                                                        469,549
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $25,711,884)                                       94.52%     24,088,397
Other assets, less liabilities                              5.48       1,395,746
                                                    ------------    ------------

TOTAL NET ASSETS                                          100.00%   $ 25,484,143
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           SMALL-CAP VALUE PORTFOLIO

[CHART]

Common Stock            90.93%
Cash                     9.07%

                               NUMBER OF HOLDINGS

                                       77

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
AMETEK, Inc.                      2.45%
Houston Exploration Co., The      2.12%
Clarcor, Inc.                     2.04%
NCI Building Systems, Inc.        2.00%
Georgia Gulf Corp.                1.99%
Simpson Manufacturing Co.         1.92%
Pride International, Inc.         1.90%
Delphi Financial Group, Inc.      1.73%
H.B. Fuller Co.                   1.72%
Briggs & Stratton Corp.           1.71%

                          PERCENTOF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------------
Banking                           6.12%
Electronics                       5.98%
Chemicals                         5.35%
Real Estate                       4.82%
Financial Services                4.04%
Building Materials                3.93%
Retail Stores                     3.93%
Machinery                         3.53%
Oil & Gas Producers               3.46%
Transportation                    3.26%

     ++Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                   Dalton, Greiner, Hartman, Maher and Company

                        INVESTMENT OBJECTIVE AND STRATEGY
       To achieve long-term capital appreciation by investing primarily in securities of small-cap companies.

                            NET ASSETS AS OF 12/31/02
                                   $23,439,610

   During the last year, most of our value added came from very good stock selection across the board but particularly in the consumer cyclical and industrial cyclical sectors. Technology was a negative; as we were modestly overweight in a sector where the recession dragged on. In financials, Portfolio performance was hurt by an under weighted position, but this was largely offset by good stock selection. The past year was one where the market showed no tolerance for corporate disappointments.

   For the twelve months ended December 31, 2002, the JPVF Small-Cap Value Portfolio's best-performing stocks were spread across a wide array of industries. Claire's Stores, Inc. (+47%), a mall-based fashion-accessory retailer that targets teenage girls, benefited from improving sales and profit margins at key stores. Take Two Interactive Software, Inc. (+42%), designer and distributor of video games, was a major beneficiary of the new game platforms introduced in 2001. Although the stock was a top performer for the Portfolio, concerns about competition led us to sell the Portfolio's position in the Company during the first half of 2002. ITT Education Services, Inc. (+39%) offers postsecondary technical training and associate and bachelor degrees in information technology and related areas. Company initiatives to increase enrollment began to have a positive impact during the period, leading to improved sales and earnings growth. EMS Technologies, Inc. (+35%) is a leading producer of components used in wireless communications. We sold the stock at a profit early in the year due to concerns about the strength of its markets. The prudence of our decision was underscored when the stock ended the year down 3%.

   The Portfolio remained well diversified with seventy-seven holdings as of December 31, 2002. Several stocks that faced major declines, however, had a noticeable impact on Portfolio returns. Most of the Portfolio's worst performers during 2002 came from the technology sector, where the recession dragged on. Therma-Wave, Inc. ( 96%) is a leading-edge provider of metrology--or measuring and monitoring--equipment for the semiconductor manufacturing process. We sold the stock because the Company lost market share and an anticipated recovery in demand has not yet materialized. Artesyn Technologies, Inc. (-85%) is a leading provider of power conversion products to the technology and telecommunications industries. We sold the Portfolio's position in this stock when an anticipated recovery in demand from those industries failed to materialize. Orthodontic Centers of America, Inc. (-73%) is a practice-management company for orthodontists. We sold this stock due to concerns over aggressive accounting practices as well as a lawsuit by a group of orthodontists attempting to rescind their management contract with the Company. Pathmark Stores, Inc. (-70%) is a leading northeast grocery chain. Price deflation, intense competition for sales in a sluggish economy, and deteriorating longer-term prospects for the business depressed the stock's price and we sold the Portfolio's position in the stock.

   During the period, the Portfolio purchased shares of Yellow Corp., a nationwide provider of less-than-truckload freight services. The Company is expected to realize significant earnings growth in an economic recovery.

   The Portfolio also established a holding in Autodesk, Inc., which makes computer-aided design, computer-aided manufacturing, map rendering, and special effects software. We believe Autodesk will see improved revenues and profits, since it has been gaining market share in its two main segments and are expected to upgrade its flagship Autodesk platform in the first quarter of 2003.

   The Portfolio also bought shares of RehabCare Group, Inc., which operates inpatient and outpatient rehabilitation facilities at hospitals and nursing homes and provides temporary physician and nurse staffing services through a subsidiary agency. The Portfolio bought the stock at an attractive valuation, after the Company faced a slowdown in its temporary staffing business and problems integrating an acquisition. The integration issues have been resolved, and we believe the business slowdown is reflected in the current valuation of the stock.

   One aspect of the Portfolio that we've been consciously altering lately is bringing the consumer sector to a below benchmark weighting from the overweight we carried much of the past few years. We feel that the combination of the lack of pent up consumer demand, and leveraged personal balance sheets, combined with too much capacity growth the past few years, will create a difficult environment for companies who serve the consumer in 2003. We've already seen signs of this with a sloppy Christmas spending season, which is particularly surprising considering all the extra cash flow created by the mortgage-refinancing boom. We are maintaining a very low weight in consumer durables and services, while reducing our retail exposure as well.

   Some other themes we'll look to play in 2003 are an improvement in the industrial economy, an increasing focus on the value of dividends, and what some tax reform in this area might mean for the market. On the first issue, we feel that an up tick in business capital expenditures, combined with some inventory replenishment, and two years of restrained capacity growth, will provide a better environment for many of our capital goods, business service, and semiconductor capital equipment companies. We desire to increase the dividend yield on the Portfolio. An important focus in this regard is on companies that generate significant free cash flow, thus giving them the capacity to increase their dividends the most.

   Looking back, the year of 2002 was a bumpy ride, as we suspected going in, and one we certainly won't forget or miss. There remain plenty of macroeconomic and geopolitical risks out there, some of which are impossible to handicap. But on the flip side, there are still many variables working in our favor such as: continued low inflation, low interest rates, continued monetary and fiscal stimulus, improving industrial production, strong productivity growth, and reasonably good prospects for double digit profit growth in 2003. As we continue to buy quality companies with strong cash flow generation, at moderate multiples on that cash flow, coupled with a focused management team, then performance should take care of itself.

[CHART]

            SMALL-CAP VALUE PORTFOLIO ANDTHE RUSSELL 2000 VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

 SMALL-CAP VALUE PORTFOLIO           RUSSELL 2000 VALUE INDEX

                      ACCOUNT                          ACCOUNT
  DATE                 VALUE          DATE              VALUE
--------              -------       --------           -------
05/01/01               10,000       05/01/01            10,000
05/31/01               10,300       05/31/01            10,159
06/30/01               10,759       06/30/01            10,568
07/31/01               10,848       07/31/01            10,331
08/31/01               10,740       08/31/01            10,295
09/30/01                9,606       09/30/01             9,158
10/31/01               10,040       10/31/01             9,397
11/30/01               10,465       11/30/01            10,073
12/31/01               11,137       12/31/01            10,689
01/31/02               11,017       01/31/02            10,832
02/28/02               11,170       02/28/02            10,898
03/31/02               11,927       03/31/02            11,714
04/30/02               12,017       04/30/02            12,126
05/31/02               11,713       05/31/02            11,725
06/30/02               11,063       06/30/02            11,466
07/31/02                9,647       07/31/02             9,753
08/31/02                9,783       08/31/02             9,693
09/30/02                9,265       09/30/02             9,001
10/31/02                9,483       10/31/02             9,124
11/30/02               10,169       11/30/02             9,926
12/31/02                9,730       12/31/02             9,502

AVERAGE ANNUAL TOTAL RETURNS

                             RUSSELL
                               2000
                SMALL-CAP     VALUE
                  VALUE       INDEX
1 YEAR           -12.64%      -11.43%

INCEPTION         -1.63%       -3.02%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2000 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                  PERIOD FROM
                                                                  MAY 1, 2001
                                                YEAR ENDED          THROUGH
                                                 DECEMBER          DECEMBER
                                                 31, 2002         31, 2001 (A)
Net asset value, beginning of period           $       11.07     $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income
 Net gains and losses on securities
   (both realized and unrealized)                      (1.39)             1.14
                                               -------------     -------------

 Total from investment operations                      (1.39)             1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                      (0.05)            (0.07)
 Distributions in excess of capital gains
                                               -------------     -------------

Total distributions                                    (0.05)            (0.07)

Net asset value, end of period                 $        9.63     $       11.07
                                               =============     =============

Total Return (B)                                      (12.64%)           11.37%

Ratios to Average Net Assets: (C)
 Expenses                                               1.42%             1.52%
 Net investment loss                                   (0.35%)           (0.17%)

Portfolio Turnover Rate                                57.55%            34.84%

Net Assets, At End of Period                   $  23,439,610     $  17,943,875

                    (A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

                    (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

                    (C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

           SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--96.30%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-1.59%
R.H. Donnelley Corp.+                                     12,700    $    372,237
                                                                    ------------

AUTOMOTIVE PARTS & EQUIPMENT-3.15%
BorgWarner, Inc.                                           4,600         231,932
CLARCOR, Inc.                                             15,700         506,639
                                                                    ------------
                                                                         738,571
                                                                    ------------

BANKING-6.48%
Chittenden Corp.                                          14,200         361,816
Cullen/Frost Bankers, Inc.                                10,300         336,810
Local Financial Corp.+                                    13,400         196,310
S&T Bancorp, Inc.                                          2,800          70,143
Trustmark Corp.                                            7,600         180,348
Westamerica Bancorporation                                 9,300         373,674
                                                                    ------------
                                                                       1,519,101
                                                                    ------------

BROADCASTING-1.53%
Mediacom Communications Corp.+                            40,600         357,686
                                                                    ------------

BUILDING MATERIALS-4.16%
NCI Building Systems, Inc.+                               22,800         497,496
Simpson Manufacturing Company, Inc.+                      14,500         477,050
                                                                    ------------
                                                                         974,546
                                                                    ------------

CHEMICALS-5.67%
Arch Chemicals, Inc.                                      22,300         406,975
Georgia Gulf Corp.                                        21,400         495,196
H.B. Fuller Co.                                           16,500         427,020
                                                                    ------------
                                                                       1,329,191
                                                                    ------------

COMMERCIAL SERVICES-1.14%
Central Parking Corp.                                     10,000         188,600
Plexus Corp.+                                              9,000          79,020
                                                                    ------------
                                                                         267,620
                                                                    ------------

COMPUTER INFORMATION & TECHNOLOGY-1.15%
Autodesk, Inc.                                            18,900         270,270
                                                                    ------------

CONSULTING SERVICES-0.39%
Forrester Research, Inc.+                                  5,900          91,863
                                                                    ------------

COSMETICS & PERSONAL CARE-0.91%
Steiner Leisure, Ltd., ADR+                               15,300         213,282
                                                                    ------------

DIVERSIFIED OPERATIONS-0.05%
Florida East Coast Industries, Inc., Series B                500          11,035
                                                                    ------------

EDUCATIONAL SERVICES-2.39%
ITT Educational Services, Inc.+                           12,300         289,665
Learning Tree International, Inc.+                        19,792         271,150
                                                                    ------------
                                                                         560,815
                                                                    ------------

ELECTRONIC COMPONENTS-3.37%
Advanced Energy Industries, Inc.+                         17,400    $    221,328
Merix Corp.+                                              10,200          85,680
Technitrol, Inc.                                          18,900         305,046
TTM Technologies, Inc.+                                   54,000         178,686
                                                                    ------------
                                                                         790,740
                                                                    ------------

ELECTRONICS-6.33%
Actel Corp.+                                              22,000         356,840
AMETEK, Inc.                                              15,800         608,141
Electro Scientific Industries, Inc.+                      16,300         326,000
Littlefuse, Inc.+                                         11,500         193,890
                                                                    ------------
                                                                       1,484,871
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-0.94%
Pericom Semiconductor Corp.+                              26,600         221,046
                                                                    ------------

ENTERTAINMENT & LEISURE-0.45%
Shuffle Master, Inc.+                                      5,500         105,105
                                                                    ------------

FINANCIAL SERVICES-4.28%
Jefferies Group, Inc.                                      8,700         365,139
Raymond James Financial, Inc.                              9,000         266,220
Waddell & Reed Financial, Inc.                            18,900         371,763
                                                                    ------------
                                                                       1,003,122
                                                                    ------------

FOOD PRODUCTS-0.89%
Flowers Foods, Inc.                                       10,650         207,782
                                                                    ------------

FOOD SERVICE & RESTAURANTS-0.32%
Landry's Restaurants, Inc.                                 3,500          74,340
                                                                    ------------

FOREST PRODUCTS & PAPER-1.32%
Wausau-Mosinee Paper Corp.                                27,500         308,550
                                                                    ------------

HEALTHCARE-2.56%
AMERIGROUP Corp.+                                         10,200         309,162
Renal Care Group, Inc.+                                    9,200         291,088
                                                                    ------------
                                                                         600,250
                                                                    ------------

HOME FURNISHINGS-0.66%
Oneida, Ltd.                                              14,100         155,523
                                                                    ------------

HUMAN RESOURCES-1.38%
RehabCare Group Inc.+                                     16,900         322,452
                                                                    ------------

INSURANCE-3.26%
Delphi Financial Group, Inc.                              11,300         428,948
Reinsurance Group of America, Inc.                        12,350         334,438
                                                                    ------------
                                                                         763,386
                                                                    ------------

                       See notes to financial statements.

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
MACHINERY-3.74%
Briggs & Stratton Corp.                                   10,000    $    424,700
IDEX Corp.                                                11,400         372,780
Thomas Industries, Inc.                                    3,000          78,180
                                                                    ------------
                                                                         875,660
                                                                    ------------

MANUFACTURING-3.42%
Brady Corp.                                                3,300         110,055
Lincoln Electric Holdings, Inc.                            7,700         178,255
Matthews International Corp.                               7,100         158,550
Wabtec, Inc.                                              25,300         355,212
                                                                    ------------
                                                                         802,072
                                                                    ------------

MEDICAL PRODUCTS-3.07%
Arrow International, Inc.                                  9,559         388,765
Orthofix International, NV+                               11,800         330,990
                                                                    ------------
                                                                         719,755
                                                                    ------------

MEDICAL SUPPLIES-1.63%
Sybron Dental Specialties, Inc.+                          25,800         383,130
                                                                    ------------

MOTOR VEHICLE MANUFACTURING-2.55%
Arctic Cat, Inc.                                          25,000         400,000
Coachmen Industries, Inc.                                 12,500         197,500
                                                                    ------------
                                                                         597,500
                                                                    ------------

OFFICE EQUIPMENT-1.59%
Herman Miller, Inc.                                       20,300         373,520
                                                                    ------------

OIL & GAS PRODUCERS-3.66%
Cabot Oil & Gas Corp.                                     13,400         332,052
Houston Exploration Co., The+                             17,200         526,320
                                                                    ------------
                                                                         858,372
                                                                    ------------

OIL & GAS SERVICES & EQUIPMENT-2.02%
Pride International, Inc.+                                31,700         472,330
                                                                    ------------

PHARMACEUTICAL-1.59%
Omnicare, Inc.                                            15,600         371,748
                                                                    ------------

PUBLISHING & PRINTING-1.39%
Banta Corp.                                               10,400         325,208
                                                                    ------------

RAILROAD-0.69%
Florida East Coast Industries, Inc.                        7,000    $    162,400
                                                                    ------------

REAL ESTATE-5.11%
BRE Properties, Inc.                                      10,600         330,720
Kilroy Realty Corp.                                       13,200         304,260
LNR Property Corp.                                         9,100         322,140
Macerich Co., The                                          7,800         239,850
                                                                    ------------
                                                                       1,196,970
                                                                    ------------

RETAIL STORES-4.16%
Claire's Stores, Inc.                                     11,500         253,805
Dress Barn, Inc., The+                                    28,634         380,832
Payless ShoeSource, Inc.+                                  6,600         339,702
                                                                    ------------
                                                                         974,339
                                                                    ------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.77%
Plantronics, Inc.+                                        12,000         181,560
                                                                    ------------

TEXTILES & APPAREL-1.79%
Timberland Co., The+                                      11,800         420,198
                                                                    ------------

TRANSPORTATION-3.45%
Heartland Express, Inc.+                                  11,353         260,109
USFreightways Corp.                                       10,700         307,625
Yellow Corp.+                                              9,600         241,834
                                                                    ------------
                                                                         809,568
                                                                    ------------

UTILITIES - ELECTRIC & GAS-1.30%
El Paso Electric Co.+                                     27,600         303,600
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $24,600,738)                                                  22,571,314
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $24,600,738)                                       96.30%     22,571,314
Other assets, less liabilities                              3.70         868,296
                                                    ------------    ------------

TOTAL NET ASSETS                                          100.00%   $ 23,439,610
                                                    ============    ============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            S&P 500 INDEX PORTFOLIO

[CHART]

Common Stock                      94.04%
S&P 500 Index Futures              5.96%
(net of cash + cash equivalent)

                               NUMBER OF HOLDINGS

                                       501

                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------
Microsoft Corp.                   3.21%
General Electric Co.              2.81%
Exxon Mobil Corp.                 2.73%
Wal-Mart Stores, Inc.             2.59%
Pfizer, Inc.                      2.19%
Citigroup, Inc.                   2.10%
Johnson & Johnson                 1.86%
American International
  Group, Inc.                     1.75%
International Business
  Machines Corp.                  1.52%
Merck & Company, Inc.             1.48%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
Banking                           8.67%
Pharmaceutical                    7.14%
Retail Stores                     6.65%
Financial Services                4.97%
Computer Software                 4.49%
Insurance                         4.38%
Oil & Gas - Integrated            4.28%
Computer Equipment & Services     4.25%
Medical Products                  3.61%
Telecommunications - Integrated   2.94%

     ++Represents market value of investments plus cash.

"S&P 500(R)" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY JEFFERSON PILOT VARIABLE CORPORATION. ENSEMBLE, ALLEGIANCE, PILOT, AND ALPHA PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF PURCHASING ANY OF THESE PRODUCTS.

                               PORTFOLIO MANAGER
                          Barclays Global Fund Advisors

                        INVESTMENT OBJECTIVE AND STRATEGY
      To approximate, before fees and expenses, the total rate of return of common stocks represented by the S&P 500 Index.

                            NET ASSETS AS OF 12/31/02
                                  $165,873,051

   The JPVF S&P 500 Index Portfolio seeks investment performance that correlates, before fees and expenses, to the S&P 500 Index. For the year ended December 31, 2002, the S&P 500 Index declined 22.10%.

   During the year, markets struggled with the uncertainty of economic recovery, a loss in confidence in corporate America, and the possibility of war. Hints of an improving economy emerged in the first few months of 2002. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward in March to 1.7%. Also helping to buoy markets and encourage investors, consumer confidence jumped a surprising 15%. By April, however, equity markets began to slump as weak economic indicators and negative news from corporate America clouded the outlook for recovery. Despite a robust first quarter GDP growth rate of 6.1%, the labor market remained soft and the U.S. dollar continued to weaken. A new wave of profit warnings was compounded by investor skepticism about accounting methods and corporate leadership after investigations of WorldCom, Inc. and Tyco International, Ltd. followed earlier investigations of Enron Corp. As markets dipped to new lows in the first few days of October, bargain hunters moved in, spurring a rebound. Positive economic news also helped boost markets. Notably, GDP growth for the third quarter was revised to a healthy 4% and corporate earnings rose 2.1%.

   Within the S&P 500 Index, no industry sector managed to escape the market declines of 2002. Information technology (14.29% of the Index as of December 31, 2002) suffered the steepest declines, falling 37.31%. Telecommunications services (4.19% of the Index as of December 31, 2002) ended the year with a 33.94% loss after a substantial rebound in the fourth quarter. Utilities (2.85% of the Index as of December 31, 2002) fell 29.98%. Health care (14.93% of the Index as of December 31, 2002) declined 18.80%, and financials (20.45% of the Index as of December 31) fell 14.66%. Consumer staples (9.48% of the Index) weathered the storm the best, losing 4.27%.

   All of the Index's ten largest holdings posted negative returns for the year. Leading the declines was General Electric Company (2.99% of the Index as of December 31, 2002), which fell 37.71%. International Business Machines Corp. (1.62% of the Index as of December 31, 2002) dropped 35.47%. Financial giants American International Group, Inc. (1.86% of the Index as of December 31, 2002) and Citigroup, Inc. (2.23% of the Index as of December 31, 2002) declined 26.94% and 24.22%, respectively. Pfizer, Inc. (2.32% of the Index as of December 31,
2002) lost 22.16%, and Microsoft Corp., the largest weighting at 3.41% of the Index, fell 21.96%. Merck and Company, Inc. (1.57% of the Index as of December 31, 2002) suffered the smallest decline among the ten largest holdings, dropping only 1.26%.

[CHART]

                 S&P 500 INDEX PORTFOLIO AND THE S&P 500 INDEX
              Comparison of Change in Value of $10,000 Investment.

 S&P 500 INDEX PORTFOLIO                  S&P 500 INDEX

                   ACCOUNT                               ACCOUNT
  DATE              VALUE           DATE                  VALUE
--------           -------        --------               ------
05/01/00            10,000        05/01/00                10,000
06/30/00            10,029        06/30/00                10,037
09/30/00             9,926        09/30/00                 9,939
12/31/00             9,145        12/31/00                 9,162
03/31/01             8,053        03/31/01                 8,076
06/30/01             8,518        06/30/01                 8,548
09/30/01             7,261        09/30/01                 7,293
12/31/01             8,031        12/31/01                 8,073
03/31/02             8,046        03/31/02                 8,095
06/30/02             6,960        06/30/02                 7,011
09/30/02             5,758        09/30/02                 5,800
12/31/02             6,237        12/31/02                 6,289

AVERAGE ANNUAL TOTAL RETURNS

                S&P 500
                 INDEX      S&P 500
               PORTFOLIO     INDEX
1 YEAR          -22.34%     -22.10%
INCEPTION       -16.21%     -15.95%

                                 INCEPTION DATE
                                  MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                      PERIOD FROM
                                                                                      MAY 1, 2000
                                              YEAR ENDED           YEAR ENDED           THROUGH
                                               DECEMBER             DECEMBER           DECEMBER
                                               31, 2002             31, 2001          31, 2000 (A)
 Net asset value, beginning of period       $          7.97     $          9.14     $         10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                 0.08                0.08                0.06
 Net gains and losses on securities
   (both realized and unrealized)                     (1.84)              (1.19)              (0.92)
                                            ---------------     ---------------     ---------------

 Total from investment operations                     (1.76)              (1.11)              (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                 (0.08)              (0.06)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                            ---------------     ---------------     ---------------

 Total distributions                                  (0.08)              (0.06)               0.00

Net asset value, end of period              $          6.13     $          7.97     $          9.14
                                            ===============     ===============     ===============

Total Return (B)                                     (22.34%)            (12.18%)             (8.55%)

Ratios to Average Net Assets: (C)
 Expenses                                              0.28%               0.28%               0.28%
 Net Investment income                                 1.28%               1.09%               1.03%

Portfolio Turnover Rate                                2.86%               1.59%               5.26%

Net Assets, At End of Period                $   165,873,051     $   189,046,310     $   175,931,207

                    (A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

                    (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

                    (C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. Had these fees not been reimbursed, the expense ratio would have been 0.34%, 0.35%, 0.33% and the net investment income ratio would have been 1.22%, 1.03%, 0.98% for the year ended December 31, 2002, the year ended December 31, 2001 and the period from May 1, 2000 through December 31, 2000, respectively. Ratios are calculated on an annualized basis.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--94.01%

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.22%
Interpublic Group of Companies, Inc., The                  7,223    $    101,700
Omnicom Group, Inc.                                        3,572         230,751
TMP Worldwide, Inc.+                                       2,142          24,226
                                                                    ------------
                                                                         356,677
                                                                    ------------

AEROSPACE & DEFENSE-1.79%
Boeing Co., The                                           16,030         528,830
General Dynamics Corp.                                     3,857         306,130
Goodrich Corp.                                             1,966          36,017
Honeywell International, Inc.                             15,610         374,640
Lockheed Martin Corp.                                      8,701         502,483
Northrop Grumman Corp.                                     3,518         341,246
Raytheon Co.                                               7,685         236,314
Rockwell Collins, Inc.                                     3,541          82,364
United Technologies Corp.                                  9,061         561,238
                                                                    ------------
                                                                       2,969,262
                                                                    ------------

AGRICULTURAL OPERATIONS-0.15%
Archer-Daniels-Midland Co.                                12,701         157,492
Monsanto Co.                                               5,000          96,250
                                                                    ------------
                                                                         253,742
                                                                    ------------

AIRLINES-0.15%
AMR Corp.+                                                 2,996          19,774
Delta Air Lines, Inc.                                      2,341          28,326
Southwest Airlines Co.                                    14,735         204,817
                                                                    ------------
                                                                         252,917
                                                                    ------------

APPLIANCES-0.07%
Maytag Corp.                                               1,510          43,035
Whirlpool Corp.                                            1,310          68,408
                                                                    ------------
                                                                         111,443
                                                                    ------------

AUTOMOTIVE PARTS & EQUIPMENT-0.26%
Cooper Tire & Rubber Co.                                   1,354          20,770
Cummins, Inc.                                                760          21,379
Dana Corp.                                                 2,833          33,316
Delphi Corp.                                              10,777          86,755
Genuine Parts Co.                                          3,335         102,718
Goodyear Tire & Rubber Co., The                            3,083          20,995
Johnson Controls, Inc.                                     1,676         134,365
Visteon Corp.                                              2,497          17,379
                                                                    ------------
                                                                         437,677
                                                                    ------------

AUTOMOTIVE RENTALS-0.02%
Ryder System, Inc.                                         1,197          26,861
                                                                    ------------

BANKING-8.66%
AmSouth Bancorporation                                     7,022         134,822
Bank of America Corp.                                     28,881       2,009,251
Bank of New York Company, Inc., The                       14,066         337,021
Bank One Corp.                                            22,483         821,754
Charter One Financial, Inc.                                4,568         131,239
Citigroup, Inc.                                           98,789       3,476,385
Comerica, Inc.                                             3,430         148,313
Fifth Third Bancorp                                       11,165         653,711
First Tennessee National Corp.                             2,426          87,190
FleetBoston Financial Corp.                               20,063         487,531
Golden West Financial Corp.                                2,985         214,353
Huntington Bancshares, Inc.                                4,824    $     90,257
J.P. Morgan Chase & Co.                                   38,185         916,440
KeyCorp                                                    8,155         205,017
Mellon Financial Corp.                                     8,548         223,188
North Fork Bancorporation, Inc.                            3,137         105,842
Northern Trust Corp.                                       4,242         148,682
Southtrust Corp.                                           6,653         165,327
State Street Corp.                                         6,218         242,502
SunTrust Banks, Inc.                                       5,503         313,231
U.S. Bancorp                                              36,743         779,686
Union Planters Corp.                                       3,890         109,465
Wachovia Corp.                                            26,269         957,242
Wells Fargo & Co.                                         32,645       1,530,071
Zions Bancorporation                                       1,777          69,923
                                                                    ------------
                                                                      14,358,443
                                                                    ------------

BEVERAGES-2.87%
Adolph Coors Co., Class B                                    669          40,976
Anheuser-Busch Companies, Inc.                            16,626         804,698
Brown-Forman Corp., Class B                                1,343          87,778
Coca-Cola Co., The                                        47,600       2,085,832
Coca-Cola Enterprises, Inc.                                8,562         185,967
Pepsi Bottling Group, Inc., The                            5,422         139,345
PepsiCo, Inc.                                             33,412       1,410,655
                                                                    ------------
                                                                       4,755,251
                                                                    ------------

BROADCASTING-0.96%
Clear Channel Communications, Inc.+                       11,689         435,883
Comcast Corp.+                                            44,217       1,042,195
Univision Communications, Inc.+                            4,386         107,457
                                                                    ------------
                                                                       1,585,535
                                                                    ------------

BUILDING CONSTRUCTION-0.09%
Centex Corp.                                               1,174          58,935
KB HOME                                                      987          42,293
Pulte Homes, Inc.                                          1,169          55,960
                                                                    ------------
                                                                         157,188
                                                                    ------------

BUILDING MATERIALS-0.11%
American Standard Companies, Inc.+                         1,375          97,818
Louisiana-Pacific Corp.+                                   1,947          15,693
Vulcan Materials Co.                                       1,931          72,413
                                                                    ------------
                                                                         185,924
                                                                    ------------

CHEMICALS-1.43%
Air Products & Chemicals, Inc.                             4,360         186,390
Ashland, Inc.                                              1,288          36,747
Dow Chemical Co., The                                     17,422         517,433
E.I. du Pont de Nemours and Co.                           19,229         815,310
Eastman Chemical Co.                                       1,507          55,412
Ecolab, Inc.                                               2,415         119,543
Engelhard Corp.                                            2,471          55,227
Great Lakes Chemical Corp.                                   916          21,874
Hercules, Inc.+                                            2,034          17,899
PPG Industries, Inc.                                       3,255         163,238
Praxair, Inc.                                              3,101         179,145
Rohm and Haas Co.                                          4,204         136,546
Sigma-Aldrich Corp.                                        1,376          67,011
                                                                    ------------
                                                                       2,371,775
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-0.61%
Cendant Corp.+                                            19,989    $    209,485
Cintas Corp.                                               3,267         149,465
Concord EFS, Inc.+                                         9,734         153,213
Convergys Corp.+                                           3,292          49,874
McDermott International, Inc.+                             1,180           5,168
Moody's Corp.                                              2,965         122,425
Paychex, Inc.                                              7,190         200,601
Quintiles Transnational Corp.+                             2,322          28,096
W.W. Grainger, Inc.                                        1,831          94,388
                                                                    ------------
                                                                       1,012,715
                                                                    ------------
COMPUTER EQUIPMENT & SERVICES-4.24%
Apple Computer, Inc.+                                      6,725          96,369
Automatic Data Processing, Inc.                           11,708         459,539
Computer Sciences Corp.+                                   3,274         112,789
Comverse Technology, Inc.+                                 3,539          35,461
Dell Computer Corp.+                                      49,971       1,336,225
Electronic Data Systems Corp.                              9,221         169,943
EMC Corp.+                                                42,510         261,011
First Data Corp.                                          14,625         517,871
Fiserv, Inc.+                                              3,691         125,309
Gateway, Inc.+                                             6,204          19,481
Hewlett-Packard Co.                                       58,450       1,014,692
International Business Machines Corp.                     32,555       2,523,013
Lexmark International, Inc.+                               2,536         153,428
NVIDIA Corp.+                                              2,743          31,572
Parametric Technology Corp.+                               5,044          12,711
SunGard Data Systems, Inc.+                                5,403         127,295
Symbol Technologies, Inc.                                  4,415          36,291
                                                                    ------------
                                                                       7,033,000
                                                                    ------------

COMPUTER INFORMATION & TECHNOLOGY-0.20%
Autodesk, Inc.                                             2,153          30,788
NCR Corp.+                                                 1,861          44,180
Sun Microsystems, Inc.+                                   62,183         193,389
Unisys Corp.+                                              6,106          60,449
                                                                    ------------
                                                                         328,806
                                                                    ------------

COMPUTER NETWORK-1.15%
Cisco Systems, Inc.+ Section                             139,573       1,828,406
Network Appliance, Inc.+                                   6,370          63,700
Novell, Inc.+                                              6,947          23,203
                                                                    ------------
                                                                       1,915,309
                                                                    ------------

COMPUTER SOFTWARE-4.48%
Adobe Systems, Inc.                                        4,547         112,770
BMC Software, Inc.+                                        4,636          79,322
Citrix Systems, Inc.+                                      3,570          43,982
Computer Associates International, Inc.                   11,005         148,568
Compuware Corp.+                                           7,181          34,469
Intuit, Inc.+                                              4,095         192,137
Mercury Interactive Corp.+                                 1,603          47,529
Microsoft Corp.+                                         102,982       5,324,169
Oracle Corp.+                                            103,730       1,120,284
PeopleSoft, Inc.+                                          5,849         107,037
Rational Software Corp.+                                   3,764          39,108
Siebel Systems, Inc.+                                      8,944          66,901
VERITAS Software Corp.+                                    7,735         120,821
                                                                    ------------
                                                                       7,437,097
                                                                    ------------

COSMETICS & PERSONAL CARE-1.21%
Alberto-Culver Co., Class B                                1,131    $     57,002
Avon Products, Inc.                                        4,520         243,492
Colgate-Palmolive Co.                                     10,491         550,043
Gillette Co., The                                         20,266         615,276
International Flavors & Fragrances, Inc.                   1,853          65,040
Kimberly-Clark Corp.                                       9,963         472,944
                                                                    ------------
                                                                       2,003,797
                                                                    ------------

DELIVERY & FREIGHT SERVICES-0.82%
United Parcel Service, Inc., Class B                      21,475       1,354,643
                                                                    ------------

DIVERSIFIED OPERATIONS-2.81%
General Electric Co.Section                              191,397       4,660,514
                                                                    ------------

EDUCATIONAL SERVICES-0.09%
Apollo Group, Inc.+                                        3,308         145,552
                                                                    ------------

ELECTRICAL EQUIPMENT-0.33%
American Power Conversion Corp.+                           3,771          57,131
Emerson Electric Co.                                       8,087         411,224
PerkinElmer, Inc.                                          2,321          19,148
Thermo Electron Corp.+                                     3,376          67,925
                                                                    ------------
                                                                         555,428
                                                                    ------------

ELECTRONIC COMPONENTS-0.41%
Jabil Circuit, Inc.+                                       3,777          67,684
Linear Technology Corp.                                    6,075         156,249
Maxim Integrated Products, Inc.                            6,268         207,095
Sanmina-SCI Corp.+                                        10,028          45,026
Solectron Corp.+                                          15,695          55,717
Thomas & Betts Corp.+                                      1,066          18,015
Xilinx, Inc.+                                              6,432         132,499
                                                                    ------------
                                                                         682,285
                                                                    ------------

ELECTRONICS-0.17%
Agilent Technologies, Inc.+                                8,831         158,605
Molex, Inc.                                                3,756          86,538
Teradyne, Inc.+                                            3,493          45,444
                                                                    ------------
                                                                         290,587
                                                                    ------------

ELECTRONICS - SEMICONDUCTORS-2.46%
Advanced Micro Devices, Inc.+                              6,523          42,139
Altera Corp.+                                              7,430          91,612
Analog Devices, Inc.+                                      6,963         166,207
Applied Materials, Inc.+                                  31,366         408,699
Applied Micro Circuits Corp.+                              5,747          21,206
Intel Corp.                                              127,888       1,991,216
KLA-Tencor Corp.+                                          3,571         126,306
LSI Logic Corp.+                                           7,035          40,592
Micron Technology, Inc.+                                  11,532         112,322
Motorola, Inc.                                            43,976         380,392
National Semiconductor Corp.+                              3,376          50,674
Novellus Systems, Inc.+                                    2,792          78,399
PMC-Sierra, Inc.+                                          3,189          17,731
QLogic Corp.+                                              1,770          61,083
Texas Instruments, Inc.                                   33,244         498,992
                                                                    ------------
                                                                       4,087,570
                                                                    ------------

                       See notes to financial statements.


COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-0.03%
Fluor Corp.                                                1,540    $     43,120
                                                                    ------------
ENTERTAINMENT & LEISURE-0.78%
Brunswick Corp.                                            1,719          34,139
Carnival Corp.                                            11,247         280,613
Electronic Arts, Inc.+                                     2,643         131,542
Harrah's Entertainment, Inc.+                              2,133          84,467
International Game Technology+                             1,692         128,457
Walt Disney Co., The+                                     39,049         636,889
                                                                    ------------
                                                                       1,296,107
                                                                    ------------
ENVIRONMENTAL CONTROLS-0.22%
Allied Waste Industries, Inc.+                             3,808          38,080
Waste Management, Inc.                                    11,962         274,169
Waters Corp.+                                              2,473          53,862
                                                                    ------------
                                                                         366,111
                                                                    ------------
FINANCIAL SERVICES-4.96%
Ambac Financial Group, Inc.                                2,008         112,930
American Express Co.                                      25,410         898,244
BB&T Corp.                                                 9,190         339,938
Bear Stearns Companies, Inc., The                          1,910         113,454
Capital One Financial Corp.                                4,197         124,735
Charles Schwab Corp., The                                 26,186         284,118
Countrywide Financial Corp.                                2,356         121,687
Deluxe Corp.                                               1,275          53,678
Equifax, Inc.                                              2,779          64,306
Franklin Resources, Inc.                                   5,010         170,741
Goldman Sachs Group, Inc., The                             9,275         631,628
H&R Block, Inc.                                            3,512         141,182
Household International, Inc.                              9,104         253,182
John Hancock Financial Services, Inc.                      5,679         158,444
Lehman Brothers Holdings, Inc.                             4,677         249,237
Marshall & Ilsley Corp.                                    4,076         111,601
MBIA, Inc.                                                 2,892         126,843
MBNA Corp.                                                24,426         464,583
Merrill Lynch & Company, Inc.                             16,572         628,907
MGIC Investment Corp.                                      2,034          84,004
Morgan Stanley                                            20,986         837,761
National City Corp.                                       11,626         317,622
PNC Financial Services Group                               5,549         232,503
Providian Financial Corp.+                                 5,489          35,624
Prudential Financial, Inc.                                11,075         351,521
Regions Financial Corp.                                    4,331         144,482
SLM Corp.                                                  2,961         307,529
Stilwell Financial, Inc.                                   4,286          56,018
Synovus Financial Corp.                                    5,576         108,174
T. Rowe Price Group, Inc.                                  2,334          63,672
Washington Mutual, Inc.                                   18,430         636,388
                                                                    ------------
                                                                       8,224,736
                                                                    ------------
FOOD PRODUCTS-1.08 %
Campbell Soup Co.                                          7,817         183,465
General Mills, Inc.                                        6,993         328,321
H.J. Heinz Co.                                             6,743         221,642
Hershey Foods Corp.                                        2,574         173,591
Kellogg Co.                                                7,811         267,683
Sara Lee Corp.                                            15,017    $    338,033
SUPERVALU, Inc.                                            2,507          41,391
Wm. Wrigley Jr. Co.                                        4,319         237,027
                                                                    ------------
                                                                       1,791,153
                                                                    ------------
FOOD SERVICE & RESTAURANTS-0.78%
ConAgra Foods, Inc.                                       10,273         256,928
Darden Restaurants, Inc.                                   3,406          69,653
McDonald's Corp.                                          24,595         395,488
Sysco Corp.                                               12,819         381,878
Wendy's International, Inc.                                2,159          58,444
Yum! Brands, Inc.+                                         5,659         137,061
                                                                    ------------
                                                                       1,299,452
                                                                    ------------
FOREST PRODUCTS & PAPER-0.52%
Boise Cascade Corp.                                        1,124          28,347
Georgia-Pacific Group                                      4,802          77,600
International Paper Co.                                    9,269         324,137
MeadWestvaco Corp.                                         3,820          94,392
Plum Creek Timber Company, Inc.                            3,515          82,954
Temple-Inland, Inc.                                          996          44,631
Weyerhaeuser Co.                                           4,216         207,469
                                                                    ------------
                                                                         859,530
                                                                    ------------
GOVERNMENT AGENCY-1.22%
Fannie Mae                                                19,173       1,233,399
Freddie Mac                                               13,379         790,030
                                                                    ------------
                                                                       2,023,429
                                                                    ------------
HEALTHCARE-1.41%
Bausch & Lomb, Inc.                                          980          35,280
Cardinal Health, Inc.                                      8,603         509,212
HCA, Inc.                                                  9,957         413,216
Health Management Associates, Inc.                         4,741          84,864
HEALTHSOUTH Corp.+                                         7,538          31,660
Humana, Inc.+                                              3,274          32,740
IMS Health, Inc.                                           5,646          90,336
Manor Care, Inc.+                                          1,968          36,624
McKesson Corp.                                             5,472         147,908
Quest Diagnostics, Inc.+                                   1,868         106,289
Tenet Healthcare Corp.+                                    9,391         154,012
UnitedHealth Group, Inc.                                   5,858         489,143
WellPoint Health Networks, Inc.+                           2,831         201,454
                                                                    ------------
                                                                       2,332,738
                                                                    ------------
HOLDING COMPANIES-0.10%
Loews Corp.                                                3,673         163,302
                                                                    ------------

HOME FURNISHINGS-0.26%
Leggett & Platt, Inc.                                      3,763          84,442
Masco Corp.                                                9,479         199,533
Newell Rubbermaid, Inc.                                    5,069         153,743
                                                                    ------------
                                                                         437,718
                                                                    ------------
HOUSEHOLD PRODUCTS-1.40%
Clorox Co., The                                            4,383         180,799
Procter & Gamble Co., The                                 24,942       2,143,515
                                                                    ------------
                                                                       2,324,314
                                                                    ------------
HUMAN RESOURCES-0.03%
Robert Half International, Inc.+                           3,408          54,903
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
INSURANCE-4.37%
Ace, Ltd.                                                  4,991    $    146,436
Aetna, Inc.                                                2,818         115,876
AFLAC, Inc.                                               10,056         302,887
Allstate Corp., The                                       13,652         504,987
American International Group, Inc.                        50,112       2,898,979
Anthem, Inc.+                                              2,713         170,648
Aon Corp.                                                  5,810         109,751
Chubb Corp., The                                           3,284         171,425
CIGNA Corp.                                                2,715         111,641
Cincinnati Financial Corp.                                 3,137         117,794
Hartford Financial Services Group,
 Inc., The                                                 4,905         222,834
Jefferson-Pilot Corp.                                      2,866         109,223
Lincoln National Corp.                                     3,608         113,941
Marsh & McLennan Companies, Inc.                          10,387         479,983
MetLife, Inc.                                             13,608         367,960
Principal Financial Group, Inc., The                       6,694         201,690
Progressive Corp., The                                     4,288         212,813
SAFECO Corp.                                               2,587          89,691
St. Paul Companies, Inc., The                              4,335         147,607
Torchmark Corp.                                            2,394          87,453
Travelers Property Casualty Corp.,
 Class B+                                                 19,124         280,167
UnumProvident Corp.                                        4,601          80,702
XL Capital, Ltd.                                           2,625         202,781
                                                                    ------------
                                                                       7,247,269
                                                                    ------------
INTERNET SERVICES-0.11%
Yahoo!, Inc.+                                             11,220         183,447
                                                                    ------------
LODGING-0.20%
Hilton Hotels Corp.                                        7,081          90,000
Marriott International, Inc.                               4,629         152,155
Starwood Hotels & Resorts Worldwide, Inc.                  3,816          90,592
                                                                    ------------
                                                                         332,747
                                                                    ------------
MACHINERY-0.48%
Black & Decker Corp., The                                  1,573          67,466
Caterpillar, Inc.                                          6,542         299,100
Deere & Co.                                                4,582         210,085
Ingersoll-Rand Co.                                         3,263         140,505
Snap-on, Inc.                                              1,067          29,993
Stanley Works, The                                         1,653          57,161
                                                                    ------------
                                                                         804,310
                                                                    ------------
MANUFACTURING-1.88%
3M Co.                                                     7,490         923,517
Cooper Industries, Ltd.                                    1,798          65,537
Corning, Inc.+                                            22,025          72,903
Crane Co.                                                  1,115          22,222
Danaher Corp.                                              2,881         189,282
Dover Corp.                                                3,896         113,607
Eaton Corp.                                                1,349         105,370
Fortune Brands, Inc.                                       2,870         133,484
Illinois Tool Works, Inc.                                  5,828         378,004
ITT Industries, Inc.                                       1,715         104,083
Millipore Corp.                                              953          32,402
Pall Corp.                                                 2,312          38,564
Parker-Hannifin Corp.                                      2,222         102,501
Rockwell Automation, Inc.                                  3,543          73,376
Textron, Inc.                                              2,659         114,310
Tyco International, Ltd.                                  38,236         653,071
                                                                    ------------
                                                                       3,122,233
                                                                    ------------
MEDICAL - BIOTECHNOLOGY-1.61%
Amgen, Inc.+                                              24,753    $  1,196,560
Applera Corporation - Applied
  Biosystems  Group                                        4,036          70,791
Biogen, Inc.+                                              2,798         112,088
Chiron Corp.+                                              3,653         137,353
Genzyme Corp.+                                             4,068         120,291
Pharmacia Corp.                                           24,839       1,038,270
                                                                    ------------
                                                                       2,675,353
                                                                    ------------
MEDICAL PRODUCTS-3.61%
AmerisourceBergen Corp.                                    1,973         107,154
Baxter International, Inc.                                11,567         323,876
Becton, Dickinson and Co.                                  4,979         152,806
Biomet, Inc.                                               5,169         148,144
Boston Scientific Corp.+                                   7,798         331,571
C. R. Bard, Inc.                                             934          54,172
Guidant Corp.+                                             5,878         181,336
Johnson & Johnson                                         57,220       3,073,286
Medtronic, Inc.                                           23,466       1,070,050
St. Jude Medical, Inc.+                                    3,309         131,433
Stryker Corp.                                              3,766         252,774
Zimmer Holdings, Inc.+                                     3,732         154,953
                                                                    ------------
                                                                       5,981,555
                                                                    ------------
MINING & METALS -
  FERROUS & NONFERROUS-0.33%
Alcoa, Inc.                                               16,273         370,699
Allegheny Technologies, Inc.                               1,573           9,800
Nucor Corp.                                                1,521          62,817
Phelps Dodge Corp.+                                        1,638          51,843
United States Steel Corp.                                  1,803          23,655
Worthington Industries, Inc.                               1,592          24,262
                                                                    ------------
                                                                         543,076
                                                                    ------------
MINING & METALS - PRECIOUS-0.16%
Freeport-McMoRan Copper & Gold, Inc.+                      2,749          46,128
Newmont Mining Corp.                                       7,611         220,947
                                                                    ------------
                                                                         267,075
                                                                    ------------
MOTOR VEHICLE MANUFACTURING-0.67%
Ford Motor Co.                                            35,285         328,150
General Motors Corp.                                      10,682         393,739
Harley-Davidson, Inc.                                      5,796         267,775
Navistar International Corp.+                              1,090          26,498
PACCAR, Inc.                                               2,224         102,593
                                                                    ------------
                                                                       1,118,755
                                                                    ------------
MULTIMEDIA-1.87%
AOL Time Warner, Inc.+                                    85,971       1,126,220
Gannett Company, Inc.                                      5,101         366,252
McGraw-Hill Companies, Inc., The                           3,752         226,771
Viacom, Inc., Class B+                                    33,948       1,383,720
                                                                    ------------
                                                                       3,102,963
                                                                    ------------
OFFICE EQUIPMENT-0.26%
Avery Dennison Corp.                                       2,103         128,451
Pitney Bowes, Inc.                                         4,679         152,816
Tektronix, Inc.+                                           1,726          31,396
Xerox Corp.+                                              13,844         111,444
                                                                    ------------
                                                                         424,107
                                                                    ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES        MARKET VALUE
---------------------------------------------------------------------------------
OIL & GAS - DISTRIBUTION & MARKETING-0.29%
Burlington Resources, Inc.                                 3,832    $    163,435
El Paso Corp.                                             11,072          77,061
Kinder Morgan, Inc.                                        2,382         100,687
Nicor, Inc.                                                  822          27,973
Sempra Energy                                              3,938          93,134
Williams Companies, Inc., The                              9,840          26,568
                                                                    ------------
                                                                         488,858
                                                                    ------------
OIL & GAS - INTEGRATED-4.27%
Amerada Hess Corp.                                         1,717          94,521
ChevronTexaco Corp.                                       20,469       1,360,779
ConocoPhillips                                            12,995         628,828
Exxon Mobil Corp.                                        129,648       4,529,901
Marathon Oil Corp.                                         5,910         125,824
Nabors Industries, Ltd.+                                   2,677          94,418
Occidental Petroleum Corp.                                 7,137         203,048
Sunoco, Inc.                                               1,531          50,799
                                                                    ------------
                                                                       7,088,118
                                                                    ------------
OIL & GAS PRODUCERS-0.59%
Anadarko Petroleum Corp.                                   4,751         227,573
Apache Corp.                                               2,705         154,158
Devon Energy Corp.                                         2,966         136,139
EOG Resources, Inc.                                        2,227          88,902
Kerr-McGee Corp.                                           1,923          85,189
Noble Corp.+                                               2,547          89,527
Rowan Companies, Inc.                                      1,833          41,609
Unocal Corp.                                               4,957         151,585
                                                                    ------------
                                                                         974,682
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT-0.65%
Baker Hughes, Inc.                                         6,395         205,855
BJ Services Co.+                                           2,998          96,865
Dynegy, Inc.                                               6,748           7,963
Halliburton Co.                                            8,205         153,516
Schlumberger, Ltd.                                        11,166         469,977
Transocean, Inc.                                           6,083         141,126
                                                                    ------------
                                                                       1,075,302
                                                                    ------------
PACKAGING & CONTAINERS-0.15%
Ball Corp.                                                 1,099          56,258
Bemis Company, Inc.                                          978          48,538
Pactiv Corp.+                                              3,080          67,329
Sealed Air Corp.+                                          1,634          60,948
Tupperware Corp.                                           1,165          17,568
                                                                    ------------
                                                                         250,641
                                                                    ------------
PHARMACEUTICAL-7.13%
Abbott Laboratories                                       29,962       1,198,480
Allergan, Inc.                                             2,487         143,301
Bristol-Myers Squibb Co.                                  37,114         859,189
Eli Lilly & Co.                                           21,527       1,366,965
Forest Laboratories, Inc.+                                 3,480         341,806
King Pharmaceuticals, Inc.+                                4,734          81,377
MedImmune, Inc.+                                           4,793         130,226
Merck & Company, Inc.                                     43,250       2,448,383
Pfizer, Inc.                                             118,785       3,631,257
Schering-Plough Corp.                                     28,095         623,709
Watson Pharmaceuticals, Inc.+                              2,027          57,303
Wyeth                                                     25,384         949,362
                                                                    ------------
                                                                      11,831,358
                                                                    ------------

PHOTO EQUIPMENT-0.12%
Eastman Kodak Co.                                          5,571    $    195,208
                                                                    ------------

PUBLISHING & PRINTING-0.41%
American Greetings Corp.+                                  1,186          18,739
Dow Jones & Company, Inc.                                  1,667          72,064
Knight-Ridder, Inc.                                        1,642         103,857
Meredith Corp.                                               899          36,958
New York Times Co., The                                    2,885         131,931
R.R. Donnelley & Sons Co.                                  2,227          48,482
Tribune Co.                                                5,860         266,396
                                                                    ------------
                                                                         678,427
                                                                    ------------
RAILROAD-0.21%
Burlington Northern Sante Fe Corp.                         7,434         193,358
Norfolk Southern Corp.                                     7,406         148,046
                                                                    ------------
                                                                         341,404
                                                                    ------------
REAL ESTATE-0.27%
Equity Office Properties Trust                             7,963         198,916
Equity Residential                                         5,214         128,160
Simon Property Group, Inc.                                 3,477         118,461
                                                                    ------------
                                                                         445,537
                                                                    ------------
RETAIL - INTERNET-0.24%
eBay, Inc.+                                                5,936         402,580
                                                                    ------------

RETAIL STORES-6.64%
Albertson's, Inc.                                          7,520         167,395
AutoZone, Inc.+                                            1,890         133,529
Bed Bath & Beyond, Inc.+                                   5,521         190,640
Best Buy Company, Inc.+                                    6,092         147,122
Big Lots, Inc.+                                            2,216          29,318
Circuit City Stores-Circuit City Group                     3,946          29,279
Costco Wholesale Corp.+                                    8,667         243,196
CVS Corp.                                                  7,449         186,002
Dillards, Inc.                                             1,642          26,042
Dollar General Corp.                                       6,319          75,512
Family Dollar Stores, Inc.                                 3,321         103,648
Federated Department Stores, Inc.+                         3,791         109,029
Gap, Inc., The                                            16,994         263,747
Home Depot, Inc., The                                     44,928       1,076,475
J.C. Penney Company, Inc.                                  5,102         117,397
Kohl's Corp.+                                              6,456         361,213
Kroger Co., The+                                          15,081         233,001
Limited Brands                                             9,909         138,032
Lowe's Companies, Inc.                                    15,007         562,763
May Department Stores Co., The                             5,709         131,193
Nordstrom, Inc.                                            2,598          49,284
Office Depot, Inc.+                                        5,838          86,169
RadioShack Corp.                                           3,471          65,047
Safeway, Inc.+                                             8,459         197,602
Sears, Roebuck & Co.                                       6,163         147,604
Sherwin-Williams Co., The                                  2,946          83,225
Staples, Inc.+                                             8,856         162,065
Starbucks Corp.+                                           7,370         150,201
Target Corp.                                              17,324         519,720
Tiffany & Co.                                              2,849          68,120
TJX Companies, Inc., The                                  10,542         205,780
Toys "R" Us, Inc.+                                         3,911          39,110

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                SHARES        MARKET VALUE
---------------------------------------------------------------------------------
RETAIL STORES-CONTINUED
Walgreen Co.                                              19,605    $    572,270
Wal-Mart Stores, Inc.                                     85,055       4,296,128
Winn-Dixie Stores, Inc.                                    2,664          40,706
                                                                    ------------
                                                                      11,007,564
                                                                    ------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES-0.58%
ADC Telecommunications, Inc.+                             15,115          31,590
Andrew Corp.+                                              1,599          16,438
Avaya, Inc.+                                               6,761          16,564
Broadcom Corp.+                                            5,129          77,243
CIENA Corp.+                                               7,705          39,604
JDS Uniphase Corp.+                                       25,646          63,346
Lucent Technologies, Inc.+                                65,474          82,497
QUALCOMM, Inc.+                                           15,097         549,380
Scientific-Atlanta, Inc.                                   2,956          35,058
Tellabs, Inc.+                                             7,841          57,004
                                                                    ------------
                                                                         968,724
                                                                    ------------
TELECOMMUNICATIONS - INTEGRATED-2.94%
ALLTEL Corp.                                               5,993         305,643
AT&T Corp.                                                14,716         384,235
Qwest Communications International,
Inc.+                                                     31,890         159,450
SBC Communications, Inc.                                  64,091       1,737,507
Sprint Corp. - Fon Group                                  16,992         246,044
Verizon Communications, Inc.                              52,617       2,038,909
                                                                    ------------
                                                                       4,871,788
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS-0.36%
AT&T Wireless Services, Inc.+                             51,803         292,687
Nextel Communications, Inc.+                              18,515         213,848
Sprint Corp. - PCS Group+                                 18,877          82,681
                                                                    ------------
                                                                         589,216
                                                                    ------------
TELECOMMUNICATIONS - WIRELINE-0.64%
BellSouth Corp.                                           35,962         930,337
CenturyTel, Inc.                                           2,661          78,180
Citizens Communications Co.+                               5,384          56,801
                                                                    ------------
                                                                       1,065,318
                                                                    ------------
TEXTILES & APPAREL-0.29%
Jones Apparel Group, Inc.+                                 2,394          84,843
Liz Claiborne, Inc.                                        1,973          58,499
Nike, Inc., Class B                                        5,111         227,286
Reebok International, Ltd.+                                1,155          33,957
V.F. Corp.                                                 2,130          76,787
                                                                    ------------
                                                                         481,372
                                                                    ------------
TOBACCO-1.09%
Philip Morris Companies, Inc.                             39,981       1,620,430
R.J. Reynolds Tobacco Holdings, Inc.                       1,759          74,071
UST, Inc.                                                  3,250         108,648
                                                                    ------------
                                                                       1,803,149
                                                                    ------------
TOYS-0.12 %
Hasbro, Inc.                                               3,298          38,092
Mattel, Inc.                                               8,285         158,658
                                                                    ------------
                                                                         196,750
                                                                    ------------
TRANSPORTATION-0.43%
CSX Corp.                                                  4,084    $    115,618
FedEx Corp.                                                5,674         307,644
Union Pacific Corp.                                        4,816         288,334
                                                                    ------------
                                                                         711,596
                                                                    ------------
TRAVEL SERVICES-0.03%
Sabre Holdings Corp.+                                      2,707          49,024
                                                                    ------------

UTILITIES - ELECTRIC & GAS-2.46%
AES Corp., The+                                           10,193          30,783
Allegheny Energy, Inc.                                     2,373          17,940
Ameren Corp.                                               2,952         122,715
American Electric Power Company, Inc.                      6,480         177,098
Calpine Corp.+                                             7,005          22,836
CenterPoint Energy, Inc.                                   5,701          48,459
Cinergy Corp.                                              3,196         107,769
CMS Energy Corp.                                           2,587          24,421
Consolidated Edison, Inc.                                  4,072         174,363
Constellation Energy Group                                 3,171          88,217
Dominion Resources, Inc.                                   5,846         320,945
DTE Energy Co.                                             3,191         148,062
Duke Energy Corp.                                         17,143         334,974
Edison International+                                      6,226          73,778
Entergy Corp.                                              4,312         196,584
Exelon Corp.                                               6,123         323,111
FirstEnergy Corp.                                          5,736         189,116
FPL Group, Inc.                                            3,496         210,214
KeySpan Corp.                                              2,694          94,937
Mirant Corp.+                                              7,720          14,591
NiSource, Inc.                                             4,505          90,100
Peoples Energy Corp.                                         632          24,427
PG&E Corp.+                                                7,775         108,073
Pinnacle West Capital Corp.                                1,631          55,601
Power-One, Inc.+                                           1,525           8,647
PPL Corp.                                                  3,064         106,260
Progress Energy, Inc.                                      4,441         192,517
Public Service Enterprise Group, Inc.                      4,252         136,489
Southern Co., The                                         13,561         384,997
TECO Energy, Inc.                                          3,371          52,149
TXU Corp.                                                  5,927         110,716
Xcel Energy, Inc.                                          7,438          81,818
                                                                    ------------
                                                                       4,072,707
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $231,738,220)                                                155,938,824
                                                                    ------------
 SHORT-TERM OBLIGATIONS--0.42%

                                                    PRINCIPAL VALUE
                                                   -----------------
U.S. TREASURY BILLS, BONDS, AND NOTES-0.42 %
U.S. Treasury Bill, 1.580%, due 03/27/03 Section       $ 700,000         698,105
                                                                    ------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $698,127)                                                        698,105
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $232,436,347)                                      94.43%    156,636,929
Other assets, less liabilities                              5.57       9,236,122
                                                       ---------    ------------
TOTAL NET ASSETS                                          100.00%  $ 165,873,051
                                                       =========    ============

+        Non-income producing security.

Section Security or a portion of the security pledged to cover the margin and collateral requirements for futures contracts (Note B). At the end of the period, the aggregate market value of the securities pledged was $1,617,715. The underlying face amount, at market value, of open futures contracts was $9,887,625 at December 31, 2002.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOILO

[CHART]

COMMON STOCK            95.45%
PREFERRED STOCK          0.68%
CASH                     3.87%

                               NUMBER OF HOLDINGS
                                       63

--------------------------------------------
                                  PERCENTOF
TOP TEN EQUITIES                  PORTFOLIO++
--------------------------------------------
American Standard
 Companies, Inc.                     3.31%
PepsiCo, Inc.                        2.81%
3M Co.                               2.80%
Exxon Mobil Corp.                    2.74%
Alcoa, Inc.                          2.45%
Charter One Financial, Inc.          2.37%
United Technologies Corp.            2.36%
Wells Fargo & Co.                    2.34%
H&R Block, Inc.                      2.18%
Citigroup, Inc.                      2.13%

--------------------------------------------
                                  PERCENTOF
TOP TEN INDUSTRIES               PORTFOLIO++
--------------------------------------------
Banking                              9.47%
Manufacturing                        7.68%
Oil & Gas - Integrated               7.15%
Retail Stores                        6.56%
Beverages                            5.90%
Pharmaceutical                       4.17%
Insurance                            4.10%
Financial Services                   4.05%
Office Equipment                     3.93%
Commercial Services                  3.52%

   ++ Represents market value of investments plus cash.


                                PORTFOLIO MANAGER

                       Credit Suisse Asset Management, LLC

                                (Since 08/28/97)

                        INVESTMENT OBJECTIVE AND STRATEGY

 To seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and current income.

                            Net Assets as of 12/31/02
                                   $69,268,418

     For the twelve months ended December 31, 2002, JPVF Value Portfolio (the "Portfolio") had a loss of 21.36%, against a decline of 22.10% for the S&P 500 Index.

     The year was another poor one for the U.S. stock market. While equities ended 2001 on a positive note, recovering from their post-September 11 plunge, a confluence of negative developments sent equities spiraling downward again through much of 2002. Despite some encouraging economic data--the U.S. avoided a feared recession--investors seemed increasingly concerned about lackluster profits, geopolitical tensions and, most importantly for the U.S. market, a decreased confidence in corporate management and Wall Street analysts. Those general worries temporarily faded in October and November, but stocks struggled in December and prominent equity indexes ended the year with double-digit declines. Value stocks outperformed growth stocks but had poor results in absolute terms.

     The Portfolio was hurt by the market's broad and severe decline and by weakness in certain areas. Stocks that contributed to the Portfolio's underperformance included its healthcare, technology and consumer stocks. The Portfolio was also hindered by its underweighting in the financial services sector, which outperformed the broader value-stock universe in the period (financial companies account for about a third of the Portfolio's benchmark).

     Going forward, we believe that the market will continue to move in fits and starts, as investors struggle for clarity on how strong any economic and profit recoveries will be. We further think that the market will be characterized by ongoing sector rotation, due, for example, to shifting trends regarding consumer spending vs. corporate investment spending.

     Within what we expect to be a tepid growth environment, we will continue to focus on companies we deem to have good managements, compelling, executable business plans and high-quality products

JEFFERSON PILOT VARIABLE FUND, INC.

                                VALUE PORTFOLIO,

                 RUSSELL 1000 VALUE INDEX AND THE S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

      VALUE PORTFOLIO               RUSSELL 1000 VALUE INDEX               S&P 500 INDEX

                    ACCOUNT                             ACCOUNT                         ACCOUNT
  DATE               VALUE           DATE                VALUE            DATE           VALUE
  ----              ------           ----               -------           ----          -------
05/01/92             10,000        05/01/92             10,000          05/01/92        10,000
06/30/92              9,696        06/30/92             10,032          06/30/92         9,958
09/30/92              9,824        09/30/92             10,241          09/30/92        10,272
12/31/92             10,820        12/31/92             10,839          12/31/92        10,787
03/31/93             11,276        03/31/93             11,886          03/31/93        11,256
06/30/93             11,300        06/30/93             12,234          06/30/93        11,310
09/30/93             11,895        09/30/93             12,838          09/30/93        11,598
12/31/93             12,436        12/31/93             12,803          12/31/93        11,867
03/31/94             12,070        03/31/94             12,356          03/31/94        11,420
06/30/94             11,996        06/30/94             12,433          06/30/94        11,470
09/30/94             12,248        09/30/94             12,750          09/30/94        12,031
12/31/94             11,910        12/31/94             12,548          12/31/94        12,028
03/31/95             12,871        03/31/95             13,741          03/31/95        13,195
06/30/95             14,352        06/30/95             14,972          06/30/95        14,451
09/30/95             15,496        09/30/95             16,280          09/30/95        15,596
12/31/95             15,908        12/31/95             17,361          12/31/95        16,532
03/31/96             16,489        03/31/96             18,343          03/31/96        17,512
06/30/96             17,365        06/30/96             18,659          06/30/96        18,399
09/30/96             17,639        09/30/96             19,202          09/30/96        19,074
12/31/96             19,548        12/31/96             21,117          12/31/96        20,767
03/31/97             19,874        03/31/97             21,658          03/31/97        20,860
06/30/97             22,999        06/30/97             24,851          06/30/97        24,494
09/30/97             25,028        09/30/97             27,326          09/30/97        26,326
12/31/97             25,200        12/31/97             28,547          12/31/97        27,079
03/31/98             28,197        03/31/98             31,874          03/31/98        30,849
06/30/98             28,530        06/30/98             32,017          06/30/98        31,864
09/30/98             24,440        09/30/98             28,308          09/30/98        28,701
12/31/98             28,384        12/31/98             33,008          12/31/98        34,802
03/31/99             28,195        03/31/99             33,481          03/31/99        36,534
06/30/99             32,628        06/30/99             37,257          06/30/99        39,105
09/30/99             30,015        09/30/99             33,607          09/30/99        36,663
12/31/99             30,016        12/31/99             35,434          12/31/99        42,118
03/31/00             29,536        03/31/00             35,603          03/31/00        43,084
06/30/00             29,404        06/30/00             33,934          06/30/00        41,940
09/30/00             31,290        09/30/00             36,603          09/30/00        41,533
12/31/00             32,794        12/31/00             37,919          12/31/00        38,284
03/31/01             32,487        03/31/01             35,699          03/31/01        33,743
06/30/01             33,982        06/30/01             37,441          06/30/01        35,717
09/30/01             30,301        09/30/01             33,340          09/30/01        30,474
12/31/01             33,300        12/31/01             35,799          12/31/01        33,731
03/31/02             34,018        03/31/02             37,263          03/31/02        33,826
06/30/02             30,557        06/30/02             34,088          06/30/02        29,293
09/30/02             24,672        09/30/02             27,690          09/30/02        24,231
12/31/02             26,188        12/31/02             30,243          12/31/02        26,277

and services. Regarding sector allocation, we intend to remain fairly well diversified, but with an underweighting in technology until we see more evidence of improving industry fundamentals. We are watching consumer trends closely and may pare our exposure to consumer-oriented sectors if we feel spending is losing its steam. That said the tax-reduction package currently being presented in Washington could go a long way in shoring up consumer spending and confidence, arguing against scaling back too quickly.

     The uncertain economy notwithstanding, we were reluctant to pare our exposure to cyclical sectors of the market, in the belief that a more robust, sustainable economic recovery has been delayed, not avoided. We think that the Federal Reserve will continue to apply stimulus tools, providing liquidity while holding interest rates at low levels. Should this prove ineffective, we expect that fiscal strategies e.g., tax cuts--could be increasingly debated and ultimately agreed to.

     In another aspect of our general strategy, we intend to continue to hold what we view as a mix of cyclical and relatively economically insensitive companies. We ended the period with a roughly neutral weighting in the energy sector. We modestly raised our exposure here in the fourth quarter, and may add further based on supply/demand trends (including in the natural gas area). Given the instability in the Middle East, the possibility of a U.S.-led war on Iraq and the reduced oil flows coming from Venezuela lately, the situation obviously merits careful scrutiny.

     Another cyclical area we continued to favor was the capital-equipment sector. These companies are often early beneficiaries of an improving economy due to their operating leverage. As orders for their products begin to rise, their earnings can accelerate as their fixed costs remain fairly steady and become a smaller share of total costs.

     Examples of more defensive stocks we intend to continue to hold are certain health-care companies. In general, health-care companies stand to benefit over time from a favorable demographic tailwind. A rapidly aging population is likely to demand a wide variety of healthcare products and services, though we believe that stock selection will be important, given high levels of innovation and competition.

     For our part, we will continue to focus on companies whose managements, in our view, can successfully execute their business goals. We believe that companies that do the right things now, amid difficult economic and market conditions, should be rewarded over time, when risk factors recede and investors take note of discrepancies between a company's true worth and its value in the market.

AVERAGE ANNUAL TOTAL RETURNS

                            RUSSELL
                             1000
                             VALUE      S&P 500
                 VALUE       INDEX       INDEX
1 YEAR         -21.36%     -15.52%      -22.10%
5 YEAR           0.77%       1.16%       -0.58%
10 YEAR          9.24%      10.81%        9.33%
INCEPTION        9.44%      10.92%        9.47%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000 Value Index and the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2002, the performance benchmark of the Portfolio has been changed from the S&P 500 Index to the Russell 1000 Value Index. The Russell 1000 Value Index better represents the investment objective of the Portfolio and its focus on value stocks.

The S&P 500 Index and Russell 1000 Value Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JEFFERSON PILOT VARIABLE FUND, INC.

        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODFINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED
                                              DECEMBER         DECEMBER           DECEMBER         DECEMBER          DECEMBER
                                              31, 2002         31, 2001           31, 2000         31, 1999          31, 1998

Net asset value, beginning of period       $      19.52     $      19.43       $      20.06     $      19.12      $      17.11

INCOME FROM INVESTMENT OPERATIONS

 Net investment income                             0.14             0.14               0.21             0.17              0.15
 Net gains and losses on securities
   (both realized and unrealized)                 (4.28)            0.15               1.41             0.92              2.01
                                           ------------     ------------       ------------     ------------      ------------

Total from investment operations                  (4.14)            0.29               1.62             1.09              2.16

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income             (0.16)           (0.19)             (0.17)                             (0.15)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                  (0.01)             (2.08)           (0.15)
 Distributions in excess of capital gains
                                           ------------     ------------       ------------     ------------      ------------
Total distributions                               (0.16)           (0.20)             (2.25)           (0.15)            (0.15)

NET ASSET VALUE, END OF PERIOD             $      15.22     $      19.52       $      19.43     $      20.06      $      19.12
                                           ============     ============       ============     ============      ============

Total Return (A)                                 (21.36%)           1.54%              9.25%            5.75%            12.63%

Ratios to Average Net Assets:
 Expenses                                          0.81%            0.83%              0.81%            0.85%             0.86%
 Net investment income                             0.75%            0.89%              1.17%            0.89%             0.87%

Portfolio Turnover Rate                           41.00%           40.95%             79.47%           99.60%            66.19%

Net Assets, At End of Period               $ 69,268,418     $ 96,103,870       $ 82,995,853     $ 76,424,174      $ 65,309,530

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                                            JEFFERSON PILOT VARIABLE FUND, INC.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCK--95.41%

COMPANY                                               SHARES        MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.36%
United Technologies Corp.                               26,400    $    1,635,216
                                                                  --------------

AUTOMOTIVE PARTS & EQUIPMENT-2.86%
Johnson Controls, Inc.                                  15,100         1,210,567
Lear Corp.+                                             23,100           768,768
                                                                  --------------
                                                                       1,979,335
                                                                  --------------

BANKING-9.47%
Bank of America Corp.                                   10,200           709,614
Banknorth Group, Inc.                                   49,600         1,120,960
Charter One Financial, Inc.                             57,015         1,638,041
Citigroup, Inc.                                         41,900         1,474,461
Wells Fargo & Co.                                       34,500         1,617,015
                                                                  --------------
                                                                       6,560,091
                                                                  --------------
BEVERAGES-5.90%
Anheuser-Busch Companies, Inc.                          29,400         1,422,960
Pepsi Bottling Group, Inc., The                         27,800           714,460
PepsiCo, Inc.                                           46,160         1,948,875
                                                                  --------------
                                                                       4,086,295
                                                                  --------------

BROADCASTING-1.33%
Comcast Corp., Class A Special+                         40,700           919,413
                                                                  --------------

BUILDING MATERIALS-3.31%
American Standard Companies, Inc.+                      32,200         2,290,708
                                                                  --------------
CHEMICALS-2.65%
Engelhard Corp.                                         30,800           688,380
Rohm and Haas Co.                                       35,300         1,146,544
                                                                  --------------
                                                                       1,834,924
                                                                  --------------
COMMERCIAL SERVICES-3.52%
Cendant Corp.+                                          95,200           997,696
Convergys Corp.+                                        50,500           765,075
Harsco Corp.                                            21,100           672,879
                                                                  --------------
                                                                       2,435,650
                                                                  --------------

COMPUTER EQUIPMENT & SERVICES-1.47%
Hewlett-Packard Co.                                     58,547         1,016,376
                                                                  --------------

COMPUTER SOFTWARE-0.98%
Microsoft Corp.+                                        13,200           682,440
                                                                  --------------

COSMETICS & PERSONAL CARE-0.97%
Kimberly-Clark Corp.                                    14,100           669,327
                                                                  --------------

ELECTRICAL EQUIPMENT-1.01%
Emerson Electric Co.                                    13,800           701,730
                                                                  --------------

ELECTRONICS-1.04%
Agilent Technologies, Inc.+                             40,000           718,400
                                                                  --------------

ELECTRONICS - SEMICONDUCTORS-0.51%
Micron Technology, Inc.+                                36,500    $      355,510
                                                                  --------------

FINANCIAL SERVICES-4.04%
H&R Block, Inc.                                         37,600         1,511,520
Lehman Brothers Holdings, Inc.                          24,200         1,289,618
                                                                  --------------
                                                                       2,801,138
                                                                  --------------
FOOD PRODUCTS-0.75%
General Mills, Inc.                                     11,000           516,450
                                                                  --------------

GOVERNMENT AGENCY-1.45%
Fannie Mae                                              15,600         1,003,548
                                                                  --------------

INSURANCE-4.10%
American International Group, Inc.                      17,537         1,014,515
Hartford Financial Services Group, Inc., The            15,800           717,794
St. Paul Companies, Inc., The                           32,500         1,106,625
                                                                  --------------
                                                                       2,838,934
                                                                  --------------

MACHINERY-1.62%
Ingersoll-Rand Co.                                      26,100         1,123,866
                                                                  --------------

MANUFACTURING-7.67%
3M Co.                                                  15,700         1,935,810
Eaton Corp.                                             16,500         1,288,815
ITT Industries, Inc.                                    22,300         1,353,387
Tyco International, Ltd.                                43,100           736,148
                                                                  --------------
                                                                       5,314,160
                                                                  --------------
MEDICAL PRODUCTS-1.97%
Johnson & Johnson                                       25,400         1,364,234
                                                                  --------------

MINING & METALS -
FERROUS & NONFERROUS-2.45%
Alcoa, Inc.                                             74,600         1,699,391
                                                                  --------------

MOTOR VEHICLE MANUFACTURING-1.20%
Navistar International Corp.+                           34,100           828,971
                                                                  --------------

MULTIMEDIA-3.29%
McGraw-Hill Companies, Inc., The                        17,700         1,069,788
Viacom, Inc., Class B+                                  29,600         1,206,496
                                                                  --------------
                                                                       2,276,284
                                                                  --------------
OFFICE EQUIPMENT-3.93%
Avery Dennison Corp.                                    11,600           708,528
Pitney Bowes, Inc.                                      37,300         1,218,218
Tektronix, Inc.+                                        43,700           794,903
                                                                  --------------
                                                                       2,721,649
                                                                  --------------

OIL & GAS - DISTRIBUTION & MARKETING-1.00%
Burlington Resources, Inc.                              16,300           695,195
                                                                  --------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                               SHARES        MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS - INTEGRATED-7.15%
ChevronTexaco Corp.                                     10,300    $      684,744
ConocoPhillips                                          28,810         1,394,116
Exxon Mobil Corp.                                       54,300         1,897,242
Royal Dutch Petroleum Co., ADR                          22,200           977,244
                                                                  --------------
                                                                       4,953,346
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT-1.58%
Pride International, Inc.+                              73,600         1,096,640
                                                                  --------------

PHARMACEUTICAL-4.17%
Abbott Laboratories                                     20,800           832,000
Pfizer, Inc.                                            46,000         1,406,220
Wyeth                                                   17,300           647,020
                                                                  --------------
                                                                       2,885,240
                                                                  --------------

PUBLISHING & PRINTING-2.08%
Knight-Ridder, Inc.                                     22,800         1,442,100
                                                                  --------------

RAILROAD-0.81%
Burlington Northern Sante Fe Corp.                      21,700           564,417
                                                                  --------------

RETAIL STORES-6.56%
Abercrombie & Fitch Co.+                                40,800           834,768
Best Buy Company, Inc.+                                 27,600           666,540
CVS Corp.                                               27,400           684,178
Federated Department Stores, Inc.+                      46,700         1,343,092
Tiffany & Co.                                           42,500         1,016,175
                                                                  --------------
                                                                       4,544,753
                                                                  --------------

TELECOMMUNICATIONS - WIRELINE-1.10%
BellSouth Corp.                                         29,600    $      765,752
                                                                  --------------

UTILITIES - ELECTRIC & GAS-1.11%
Public Service Enterprise Group, Inc.                   24,000           770,400
                                                                  --------------

TOTAL COMMON STOCK
(Cost $72,540,481)                                                    66,091,883
                                                                  --------------

  PREFERRED STOCK--0.68%

REAL ESTATE-0.68%
Equity Residential Properties Trust,
Series G, 7.250%, due 12/31/49                          19,300           470,920
                                                                  --------------

TOTAL PREFERRED STOCK
(Cost $471,580)                                                          470,920
                                                                  --------------

TOTAL INVESTMENTS
(Cost $73,012,061)                                       96.09%       66,562,803
Other assets, less liabilities                            3.91         2,705,615
                                                    ----------    --------------

TOTAL NET ASSETS                                        100.00%   $   69,268,418
                                                    ==========    ==============

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

WORLD GROWTH STOCK PORTFOLIO

[CHART]

Common Stock                   96.78%
Preferred Stock                 1.28%
Cash                            1.94%

                               NUMBER OF HOLDINGS

                                      102

---------------------------------------------
                                   PERCENTOF
TOP TEN EQUITIES                  PORTFOLIO++
---------------------------------------------
Samsung Electronics
  Company, Ltd.                     1.95%
Occidental Petroleum Corp.          1.88%
Kraft Foods, Inc.                   1.88%
Moody's Corp.                       1.78%
Telefonos de Mexico,
  SA de CV, ADR                     1.76%
Unibail (Union du
  Credit-Bail Immobilier)           1.73%
Eni, SPA                            1.73%
Mylan Laboratories, Inc.            1.70%
E.On, AG                            1.69%
Abbott Laboratories                 1.67%

---------------------------------------------
                                   PERCENTOF
TOP TEN COUNTRIES                 PORTFOLIO++
---------------------------------------------
United States                      32.55%
United Kingdom                     16.17%
Germany                             7.42%
France                              6.15%
Japan                               5.75%
Netherlands                         3.88%
Italy                               3.66%
Hong Kong                           3.53%
South Korea                         3.12%
Finland                             2.98%

   ++ Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.


                          WORLD GROWTH STOCK PROTFOLIO

                                PORTFOLIO MANAGER

                        Templeton Investment Counsel, LLC

                             CINDY L. SWEETING, CFA

                            EXECUTIVE VICE PRESIDENT

                     -  Joined Templeton organization in 1997
                     -  Over 19 years of investment experience
                     -  B.A. from Georgetown University
                     -  Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY

 To achieve long-term capital growth through a policy of investing primarily in stocks of domestic or foreign companies.

                            NET ASSETS AS OF 12/31/02
                                   $95,116,449

     Despite continued economic and geopolitical concerns, global equity markets rallied in the final quarter of 2002, but full year returns were sharply negative with the MSCI World Index falling 19.89% over the period. Equity investors were deeply concerned about the health of the global economy and about the extent and sustainability of any rebound in economic activity. These global economic difficulties resulted in a steady stream of corporate earnings disappointments and downgrades that continued to weigh on equity markets throughout the year, although the first two months of the fourth quarter saw a general rebound in stock prices from the summer lows before equity markets declined again during the final month of the year. Sentiment was negatively impacted by concerns about the consequences of the fight against terrorism and a potential war with Iraq, including but not limited to the consequential impact on the price of oil. Worries about the quality of corporate management and the accuracy of financial accounts remained in the forefront, although corporate accounting scandals, which plagued the markets during the summer months, appeared to dissipate as the year closed. On some further positive notes, interest rates trended lower throughout the year with stimulative monetary policy in the United States and Europe and the global consumer has continued to spend, although less so in Asia and in Europe than in the United States. However, if this reverses, then the risk of going back into recession increases significantly.

Against this macroeconomic environment, the JPVF World Growth Stock Portfolio benefited late in the year from a pick-up in the materials and industrials sectors, which traditionally have performed well during cyclical recoveries and which have remained overweight within the Portfolio. Certain consumer-related holdings of a cyclical nature such as consumer electronics also benefited the Portfolio. The share prices of Deutsche Post, AG in Germany, BHP Billiton Limited in Australia, and Koninklijke (Royal) Philips Electronics, NV in the Netherlands all posted double-digit gains during the final quarter, appreciating from valuation levels that, toward the end of the third quarter, we considered too low from both a historical and a prospective basis and we continued to accumulate positions in these stocks. The Portfolio also benefited from the rebound in the insurance industry, particularly from holdings in European insurers whose share prices had been under pressure earlier in the year due to their exposure to the stock market. One of the beneficiaries was Swiss Re in Switzerland, whose shares appreciated 9.5% for the fourth quarter. On the negative side, the Portfolio's aggregate total return in information technology and telecommunications services, although positive, lagged a stronger performance by these sectors in the benchmark.

     Overall, we believe many telecom and technology-related companies have corrected much of the excesses from the bubble period. They now have a strong focus on cost cutting, shareholder returns, and cash flow generation. They also have become more prudent about their use of capital. These reformed telecom companies no longer spend lavishly on subscriber growth. In the software industry, stabilization in revenue is enabling cost cutting to show through and underpin earnings forecasts. However, despite a 78% decline in share prices from their peak in March 2000, many technology stocks--especially large-cap stocks--remain richly valued by pre-bubble standards. Recently, most technology stocks that have met our criteria for bargain selection have been from mid-cap companies in the software and business services industries. We believe these companies are well positioned within their niches, with solid balance sheets and strong management teams.

     Over the past few quarters, we have stressed that high volatility in the equity markets has provided us with unusual opportunities to add or initiate positions in stocks we consider undervalued. Our determination of under-valuation is based on our analysis of a company's current situation and our projections for the company's income statement and balance sheet improvement over a five-year period. Recently, we have found that stocks representing many industry sectors have met our criteria for under-valuation, a theme that is reflected in the well-diversified composition of our bargain list. This theme confirms the widely held perception that investors have become disenchanted with stocks in general; but, in our view, this really represents a stock picker's market--an environment that relates to the strength of our organization. We are energized by what we consider a positive trend in global equity markets: increasingly, investors have returned to using investment fundamentals as the basis for their stock selection. This is a direction from which Templeton has never deviated and that has proven beneficial to our clients over the longer term. Looking forward, rather than speculating on short-term market trends, at Templeton we will continue to focus our attention on identifying stocks that trade at substantial discounts to our determination of long-term value. We are convinced that a disciplined adherence to our bottom-up process of stock selection is the correct approach to increase investment returns over the longer term.

              WORLD GROWTH STOCK PORTFOLIO AND THE MSCI WORLD INDEX COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

WORLD GROWTH STOCK PORTFOLIO            MSCI WORLD INDEX

              ACCOUNT                               ACCOUNT
  DATE         VALUE                    DATE         VALUE
  ----        -------                   ----        -------
08/01/85       10,000                 08/01/85       10,000
09/30/85        9,112                 09/30/85       10,137
12/31/85       10,526                 12/31/85       11,822
03/31/86       12,932                 03/31/86       14,371
06/30/86       12,715                 06/30/86       15,328
09/30/86       12,765                 09/30/86       16,146
12/31/86       13,449                 12/31/86       16,882
03/31/87       14,918                 03/31/87       20,707
06/30/87       14,999                 06/30/87       21,951
09/30/87       16,167                 09/30/87       23,311
12/31/87       12,408                 12/31/87       19,712
03/31/88       13,855                 03/31/88       22,022
06/30/88       14,352                 06/30/88       21,836
09/30/88       14,141                 09/30/88       21,928
12/31/88       14,034                 12/31/88       24,433
03/31/89       15,373                 03/31/89       25,008
06/30/89       15,862                 06/30/89       24,689
09/30/89       18,247                 09/30/89       27,584
12/31/89       18,041                 12/31/89       28,634
03/31/90       17,244                 03/31/90       24,562
06/30/90       18,671                 06/30/90       26,580
09/30/90       15,554                 09/30/90       21,760
12/31/90       16,176                 12/31/90       23,904
03/31/91       17,797                 03/31/91       26,288
06/30/91       17,325                 06/30/91       25,434
09/30/91       18,848                 09/30/91       27,260
12/31/91       19,812                 12/31/91       28,439
03/31/92       19,777                 03/31/92       26,152
06/30/92       20,910                 06/30/92       26,660
09/30/92       20,281                 09/30/92       27,143
12/31/92       21,015                 12/31/92       27,114
03/31/93       22,440                 03/31/93       29,479
06/30/93       23,314                 06/30/93       31,306
09/30/93       25,138                 09/30/93       32,814
12/31/93       28,104                 12/31/93       33,384
03/31/94       27,156                 03/31/94       33,628
06/30/94       26,728                 06/30/94       34,678
09/30/94       28,551                 09/30/94       35,464
12/31/94       27,248                 12/31/94       35,248
03/31/95       27,603                 03/31/95       36,944
06/30/95       29,865                 06/30/95       38,568
09/30/95       31,357                 09/30/95       40,772
12/31/95       31,703                 12/31/95       42,762
03/31/96       33,105                 03/31/96       44,543
06/30/96       34,373                 06/30/96       45,880
09/30/96       34,737                 09/30/96       46,568
12/31/96       37,795                 12/31/96       48,757
03/31/97       38,862                 03/31/97       48,935
06/30/97       43,136                 06/30/97       56,368
09/30/97       47,062                 09/30/97       58,029
12/31/97       43,588                 12/31/97       56,656
03/31/98       48,979                 03/31/98       64,769
06/30/98       47,104                 06/30/98       66,084
09/30/98       39,514                 09/30/98       58,160
12/31/98       44,831                 12/31/98       70,223
03/31/99       44,840                 03/31/99       72,518
06/30/99       50,285                 06/30/99       75,767
09/30/99       49,060                 09/30/99       74,433
12/31/99       54,181                 12/31/99       86,767
03/31/00       56,309                 03/31/00       87,442
06/30/00       56,459                 06/30/00       84,131
09/30/00       54,294                 09/30/00       79,705
12/31/00       55,013                 12/31/00       74,576
03/31/01       51,138                 03/31/01       64,807
06/30/01       53,480                 06/30/01       66,246
09/30/01       46,314                 09/30/01       56,726
12/31/01       51,482                 12/31/01       61,599
03/31/02       51,853                 03/31/02       61,808
06/30/02       49,774                 06/30/02       56,165
09/30/02       40,624                 09/30/02       45,842
12/31/02       42,900                 12/31/02       49,344

AVERAGE ANNUAL TOTAL RETURNS

                 WORLD      MSCI
                GROWTH      WORLD
                 STOCK      INDEX
1 YEAR         -16.67%    -19.89%
5 YEAR          -0.32%     -2.11%
10 Year          7.39%      6.26%
Inception        8.72%      9.59%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                               DECEMBER         DECEMBER         DECEMBER          DECEMBER        DECEMBER
                                               31, 2002         31, 2001         31, 2000          31, 1999        31, 1998
                                           -------------      -----------      -----------      ------------    ------------
Net asset value, beginning of period      $      20.42    $       25.75    $       26.08     $       21.90   $       23.28

INCOME FROM INVESTMENT OPERATIONS

 Net investment income                            0.24             0.26             0.33              0.41            0.56
 Net gains and losses on securities
   (both realized and unrealized)                (3.61)           (1.94)            0.09              4.10            0.12
                                          ------------    -------------    -------------     -------------   -------------
Total from investment operations                 (3.37)           (1.68)            0.42              4.51            0.68

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income            (0.22)           (0.39)           (0.36)            (0.07)          (0.47)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                 (3.26)           (0.39)            (0.26)          (1.59)
                                          ------------    -------------    -------------     -------------   -------------
 Distributions in excess of capital gains

Total distributions                              (0.22)           (3.65)           (0.75)            (0.33)          (2.06)

Net asset value, end of period            $      16.83    $       20.42    $       25.75     $       26.08   $       21.90
                                          ============    =============    =============     =============   =============

Total Return (A)                                (16.67%)          (6.42%)           1.54%            20.86%           2.85%

Ratios to Average Net Assets:
 Expenses                                         0.85%            0.86%            0.85%             0.88%           0.92%
 Net investment income                            1.24%            1.21%            1.42%             1.73%           2.44%

Portfolio Turnover Rate                          10.02%           28.49%           51.56%            24.80%          33.95%

Net Assets, At End of period              $ 95,116,449    $ 118,895,577    $ 132,977,195     $ 133,027,008   $ 110,897,303

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTSAS OF DECEMBER 31, 2002

  COMMON STOCK--96.59%

COMPANY                                               SHARES        MARKET VALUE
--------------------------------------------------------------------------------
AUSTRALIA-1.09%
Australia & New Zealand Banking Group, Ltd.           52,273      $      510,691
Westpac Banking Corporation, Ltd.                     68,080             527,113
                                                                  --------------
                                                                       1,037,804
                                                                  --------------
CANADA-1.26%
BCE, Inc.                                             66,600           1,201,481
                                                                  --------------
FINLAND-2.98%
KCI Konecranes International                          36,700             896,897
Sampo Oyj                                            124,200             944,858
Stora Enso Oyj, Class R                               93,800             989,182
                                                                  --------------
                                                                       2,830,937
                                                                  --------------
FRANCE-6.14%
Alstom+                                               95,592             476,455
Aventis, SA                                           23,074           1,206,746
Axa                                                   51,200             687,144
Pechiney, SA                                          17,130             601,078
TotalFinaElf, SA                                       8,600           1,228,185
Unibail (Union du Credit-Bail Immobilier)             23,100           1,643,421
                                                                  --------------
                                                                       5,843,029
                                                                  --------------
GERMANY-7.40%
Adidas-Salomon, AG                                    12,200           1,036,936
BASF, AG                                              31,000           1,167,786
Bayer, AG                                             33,400             700,944
Deutsche Post, AG                                     70,300             738,408
E.On, AG                                              39,930           1,608,932
Merck KGaA                                            34,965             921,271
Volkswagen, AG                                        24,000             868,835
                                                                  --------------
                                                                       7,043,112
                                                                  --------------
HONG KONG-3.52%
Cheung Kong (Holdings), Ltd.                          73,000             475,065
China Mobile (Hong Kong), Ltd., ADR+                  37,600             454,208
Hongkong Electric Holdings, Ltd.                     211,000             798,177
Hutchison Whampoa, Ltd.                              184,800           1,156,422
Swire Pacific, Ltd., Class B                         732,000             466,980
                                                                  --------------
                                                                       3,350,852
                                                                  --------------
ITALY-3.65%
Banca Nazionale del Lavoro, SPA+                     376,000             416,243
Eni, SPA                                             103,200           1,640,588
IntesaBci, SPA                                       234,400             494,380
Riunione Adriatica di Sicurta, SPA                    75,700             921,427
                                                                  --------------
                                                                       3,472,638
                                                                  --------------
JAPAN-5.74%
East Japan Railway Co.                                   170             843,768
Hitachi, Ltd.                                        106,000             406,421
Kurita Water Industries, Ltd.                         52,137             525,017
NEC Corp.                                             94,000             351,698
Nippon Express Company, Ltd.                         192,000             752,338
Nippon Telegraph & Telephone Corp.                       110             399,511
Ono Pharmaceutical Company, Ltd.                      25,000             756,299
Sony Corp.                                            22,200             927,884
TOTO, Ltd.                                           134,000             495,711
                                                                  --------------
                                                                       5,458,647
                                                                  --------------
MEXICO-1.75%
Telefonos de Mexico, SA de CV, ADR                    52,100      $    1,666,158
                                                                  --------------
NETHERLANDS-3.88%
Akzo Nobel, NV                                        26,270             833,308
ING Groep, NV                                         65,510           1,109,477
Koninklijke (Royal) Philips Electronics, NV           47,400             830,619
Wolters Kluwer, NV, CVA                               52,470             913,958
                                                                  --------------
                                                                       3,687,362
                                                                  --------------
NEW ZEALAND-0.51%
Telecom Corporation of New Zealand, Ltd.             206,000             488,090
                                                                  --------------
SINGAPORE-0.45%
DBS Group Holdings, Ltd.                              67,337             427,044
                                                                  --------------
SOUTH KOREA-3.12%
KT Corp., ADR                                         51,580           1,111,549
Samsung Electronics Company, Ltd.                      7,000           1,853,210
                                                                  --------------
                                                                       2,964,759
                                                                  --------------
SPAIN-2.27%
Iberdrola, SA                                         72,900           1,021,212
Repsol, SA                                            86,000           1,137,041
                                                                  --------------
                                                                       2,158,253
                                                                  --------------
SWEDEN-2.25%
Autoliv, Inc., SDR                                    22,200             454,788
Nordea, AB                                           235,500           1,037,862
Volvo, AB, Series B                                   40,000             651,877
                                                                  --------------
                                                                       2,144,527
                                                                  --------------
SWITZERLAND-1.95%
Swiss Re                                              13,400             878,990
UBS, AG+                                              20,000             972,011
                                                                  --------------
                                                                       1,851,001
                                                                  --------------
UNITED KINGDOM-16.14%
Accenture, Ltd.                                       68,500           1,232,315
Ace, Ltd.                                             32,000             938,880
Amersham, PLC                                        101,565             901,621
BAE Systems, PLC                                     457,500             913,233
BHP Billiton, PLC                                    256,111           1,367,753
Brambles Industries, PLC                             218,500             534,643
Cable & Wireless, PLC                                263,800             190,036
HSBC Holdings, PLC                                    68,000             743,358
Invensys, PLC                                        459,700             390,360
Lloyds TSB Group, PLC                                110,300             791,916
Marks & Spencer Group, PLC                           157,452             798,412
Rolls-Royce, PLC                                     360,698             621,292
Shell Transport & Trading Co., PLC                   157,100           1,034,351
Shire Pharmaceuticals Group, PLC+                    131,420             840,944
Smiths Group, PLC                                     84,420             945,172
Unilever, PLC                                        134,800           1,282,466
United Business Media, PLC                           136,986             639,503
XL Capital, Ltd.                                      15,300           1,181,925
                                                                  --------------
                                                                      15,348,180
                                                                  --------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED

COMPANY                                                     SHARES  MARKET VALUE
--------------------------------------------------------------------------------
UNITED STATES-32.49%
Abbott Laboratories                                       39,600  $    1,584,000
Albertson's, Inc.                                         33,430         744,152
AOL Time Warner, Inc.+                                    30,000         393,000
Aon Corp.                                                 36,300         685,707
Bank of America Corp.                                     19,400       1,349,658
Bristol-Myers Squibb Co.                                  47,830       1,107,265
Burlington Resources, Inc.                                34,200       1,458,630
CIGNA Corp.                                               10,500         431,760
Clorox Co., The                                           27,430       1,131,488
Dun & Bradstreet Corp., The+                              39,250       1,353,733
Gartner Group, Inc., Class B+                            110,000       1,039,500
Hewlett-Packard Co.                                       46,046         799,359
Interpublic Group of Companies, Inc., The                 40,242         566,607
J.C. Penney Company, Inc.                                 49,660       1,142,677
Jabil Circuit, Inc.+                                      16,500         295,680
King Pharmaceuticals, Inc.+                               54,860         943,043
Kraft Foods, Inc.                                         45,900       1,786,887
Lexmark International, Inc.+                              24,700       1,494,350
Mattel, Inc.                                              72,300       1,384,545
Moody's Corp.                                             40,970       1,691,651
Morgan Stanley                                            10,420         415,966
Mylan Laboratories, Inc.                                  46,200       1,612,380
Newell Rubbermaid, Inc.                                   42,340       1,284,172
Occidental Petroleum Corp.                                62,830       1,787,514
SBC Communications, Inc.                                  57,400       1,556,114
Target Corp.                                              29,960         898,800
Toys "R" Us, Inc.+                                        42,900         429,000
Waste Management, Inc.                                    67,000       1,535,640
                                                                  --------------
                                                                      30,903,278
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $101,868,358)                                                 91,877,152
                                                                  --------------

PREFERRED STOCK--1.28 %
BRAZIL-1.28%
Companhia Vale do Rio Doce, (CVRD), ADR                   30,600  $      841,500
Empresa Brasiliera de Aeronautica, SA, ADR                23,413         372,267
                                                                  --------------
                                                                       1,213,767
                                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $1,331,375)                                                    1,213,767
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $103,199,733)                                      97.87%     93,090,919
Other assets, less liabilities                              2.13       2,025,530
                                                         -------  --------------

TOTAL NET ASSETS                                          100.00% $   95,116,449
                                                          ======  ==============

+  Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

[CHART]

Common stock                            44.38%
Corporate Bonds                         21.72%
Preferred Stock                          1.35%
Cash                                    12.84%
Government & Agency Obligations         19.71

                               NUMBER OF HOLDINGS

                                      201

-------------------------------------------
                              PERCENTOF
TOP TEN HOLDINGS              PORTFOLIO++
-------------------------------------------
U.S. Treasury Note,
  5.875%, due 11/15/04          2.13%
Automatic Data
  Processing, Inc.              1.71%
Marsh & McLennan
  Companies, Inc.               1.66%
Exxon Mobil Corp.               1.63%
U.S. Treasury Bond,
  7.250%, due 05/15/16          1.57%
Gannett Company, Inc.           1.50%
Citigroup, Inc.                 1.47%
Microsoft Corp.                 1.41%
Viacom, Inc., Class B           1.38%
Berkshire Hathaway,
  Inc., Class B                 1.34%

-------------------------------------------
                              PERCENTOF
TOP TEN INDUSTRIES            PORTFOLIO++
-------------------------------------------
U.S. Treasury Bills, Bonds,
  and Notes                    12.03%
Government Agency               7.68%
Insurance                       6.85%
Beverages                       6.26%
Multimedia                      5.62%
Financial Services              4.53%
Banking                         3.74%
Broadcasting                    3.57%
Computer Equipment
  & Services                    3.53%
Aerospace & Defense             3.31%

                          ++ Represents market value of
                             investments plus cash.

                                PORTFOLIO MANAGER
                          Janus Capital Management LLC
                                (Since 05/01/99)

                               Karen L. Reidy, CFA
                            EXECUTIVE VICE PRESIDENT

                              - Joined Janus in 1995
                              - 8 years of investment experience
                              - B.S. from University of Colorado
                              - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
         To seek reasonable current income and long-term capital growth, consistent with conservation of capital.

                            NET ASSETS AS OF 12/31/02
                                   $62,497,042

     Cautious optimism was the watchword as the year commenced. But despite the lowest interest rates in forty-one years, hopes for a much-anticipated recovery faded in the spring amid corporate accounting scandals and increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings and business investment, consumers reined in their spending as stock losses mounted. By the fall, employment fears and the growing threat of a U.S. war with Iraq had taken a toll on consumer confidence, and retailers reported weaker-than-expected holiday sales as a result. As 2002 came to an end, major stock market indexes had posted losses for the third straight year. Although the JPVF Balanced Portfolio declined against this backdrop, it topped the performance of the Balanced Portfolio's Index. In the bond markets, meanwhile, prices on U.S. Treasury securities hit forty-four year highs. Consequently, I began to shift resources into higher-quality corporate bonds and equities that may benefit from moderate economic improvement. Still, price appreciation left the Portfolio's fixed-income weighting roughly unchanged at around 40%.

     Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

     One holding that matches this description is Anheuser-Busch Companies, Inc. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Jefferson Pilot Variable Fund, Inc. Portfolio's top-10 stocks by delivering consistent, predictable earnings. In spite of the anemic economy, the Company continues to enjoy pricing power and gain market share. All the same, I trimmed Anheuser-Busch slightly toward the end of the period as sales volume decelerated and the stock approached the upper end of my valuation target.

     Berkshire Hathaway, Inc., the diversified holding company steered by legendary investor Warren Buffett, also supported the Portfolio's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this environment.

     A newer position and standout during the period was Gannett Company, Inc., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

     On the downside, payroll and tax filing processor Automatic Data Processing, Inc. (ADP) worked against the Portfolio. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, a recovering economy and rising rates will allow the Company's earnings to rebound on several fronts. For this reason, I still find ADP a compelling long-term investment.

     Also hindering results was J.P. Morgan Chase and Company, which I purchased at a reduced price on the strength of the Company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

     Elsewhere, after performing strongly throughout much of 2002, Tenet Healthcare Corp. experienced a setback late in the year when its Medicare billing practices became the target of a federal investigation. As the scope of the inquiry broadened, we began to trim our holdings in the stock, adhering to our disciplined sell strategy. Unfortunately, we were not able to liquidate the position quickly enough to completely shield investors from the stock's decline.

     Looking ahead to 2003, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

[CHART]

                      BALANCED PORTFOLIO, THE S&P 500 INDEX
                          AND THE BALANCED BENCHMARK(1)
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

 BALANCED PORTFOLIO           BALANCED BENCHMARK(1)               S&P 500 INDEX

             ACCOUNT                         ACCOUNT                         ACCOUNT
  DATE        VALUE            DATE           VALUE              DATE         VALUE
  ----       -------           ----           -----              ----         -----
05/01/92     10,000          05/01/92        10,000            05/01/92       10,000
06/30/92     10,081          06/30/92        10,070            06/30/92        9,958
09/30/92     10,467          09/30/92        10,403            09/30/92       10,272
12/31/92     10,847          12/31/92        10,712            12/31/92       10,787
03/31/93     11,379          03/31/93        11,129            03/31/93       11,256
06/30/93     11,526          06/30/93        11,273            06/30/93       11,310
09/30/93     11,856          09/30/93        11,545            09/30/93       11,598
12/31/93     11,852          12/31/93        11,702            12/31/93       11,867
03/31/94     11,654          03/31/94        11,351            03/31/94       11,420
06/30/94     11,550          06/30/94        11,347            06/30/94       11,470
09/30/94     11,698          09/30/94        11,691            09/30/94       12,031
12/31/94     11,694          12/31/94        11,725            12/31/94       12,028
03/31/95     12,186          03/31/95        12,573            03/31/95       13,195
06/30/95     12,848          06/30/95        13,516            06/30/95       14,451
09/30/95     13,481          09/30/95        14,220            09/30/95       15,596
12/31/95     14,308          12/31/95        14,917            12/31/95       16,532
03/31/96     14,377          03/31/96        15,286            03/31/96       17,512
06/30/96     14,850          06/30/96        15,717            06/30/96       18,399
09/30/96     15,163          09/30/96        16,114            09/30/96       19,074
12/31/96     15,819          12/31/96        17,056            12/31/96       20,767
03/31/97     15,663          03/31/97        17,298            03/31/97       20,860
06/30/97     17,218          06/30/97        19,176            06/30/97       24,494
09/30/97     18,243          09/30/97        20,172            09/30/97       26,326
12/31/97     18,402          12/31/97        20,736            12/31/97       27,079
03/31/98     19,856          03/31/98        22,605            03/31/98       30,849
06/30/98     20,162          06/30/98        23,226            06/30/98       31,864
09/30/98     18,914          09/30/98        22,325            09/30/98       28,701
12/31/98     21,667          12/31/98        24,995            12/31/98       34,802
03/31/99     21,830          03/31/99        25,668            03/31/99       36,534
06/30/99     23,440          06/30/99        26,635            06/30/99       39,105
09/30/99     22,766          09/30/99        25,892            09/30/99       36,663
12/31/99     26,490          12/31/99        27,808            12/31/99       42,118
03/31/00     27,858          03/31/00        29,037            03/31/00       43,084
06/30/00     26,962          06/30/00        28,898            06/30/00       41,940
09/30/00     26,853          09/30/00        29,149            09/30/00       41,533
12/31/00     26,106          12/31/00        28,546            12/31/00       38,284
03/31/01     24,702          03/31/01        27,241            03/31/01       33,743
06/30/01     25,326          06/30/01        28,130            06/30/01       35,717
09/30/01     23,874          09/30/01        26,613            09/30/01       30,474
12/31/01     24,986          12/31/01        28,058            12/31/01       33,731
03/31/02     25,195          03/31/02        28,120            03/31/02       33,826
06/30/02     24,194          06/30/02        26,664            06/30/02       29,293
09/30/02     22,909          09/30/02        24,861            09/30/02       24,231
12/31/02     23,397          12/31/02        26,077            12/31/02       26,277

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through December 31, 2002.

          AVERAGE ANNUAL TOTAL RETURNS

                         S&P 500    BALANCED
             BALANCED     INDEX   BENCHMARK(1)
1 YEAR        -6.36%    -22.10%      -6.78%
5 YEAR         4.92%     -0.58%       4.69%
10 YEAR        7.99%      9.33%       9.30%
Inception      8.29%      9.47%       9.40%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index and the Balanced Benchmark are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                              DECEMBER         DECEMBER         DECEMBER          DECEMBER        DECEMBER
                                              31, 2002         31, 2001         31, 2000          31, 1999        31, 1998
Net asset value, beginning of period    $      12.34      $      13.98     $      15.27      $      12.71   $       11.75
                                        ------------      ------------     ------------      ------------   -------------

INCOME FROM INVESTMENT OPERATIONS

 Net investment income                          0.25              0.30             0.38              0.31            0.24
 Net gains and losses on securities
   (both realized and unrealized)              (1.02)            (0.91)           (0.53)             2.47            1.84
                                        ------------      ------------     ------------      ------------   -------------
Total from investment operations               (0.77)            (0.61)           (0.15)             2.78            2.08

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income          (0.30)            (0.37)           (0.31)                            (0.24)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                (0.66)           (0.83)            (0.22)          (0.88)
 Distributions in excess of capital
 gains
                                        ------------      ------------     ------------      ------------   -------------

  Total distributions                          (0.30)            (1.03)           (1.14)            (0.22)          (1.12)

  Net asset value, end of period        $      11.27      $      12.34     $      13.98      $      15.27   $       12.71
                                        ============      ============     ============      ============   =============

  Total Return (A)                             (6.36%)           (4.29%)          (1.45%)           22.26%          17.74%

  Ratios to Average Net Assets:
   Expenses                                     0.86%             0.86%            0.79%             0.97%           0.94%
   Net investment income                        2.24%             2.55%            2.98%             2.49%           2.08%

  Portfolio Turnover Rate                      84.81%           113.93%           74.92%           237.64%         247.07%

  Net Assets, At End of Period          $ 62,497,042      $ 65,749,492     $ 61,953,375      $ 53,313,418    $ 35,113,754

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTSAS OF DECEMBER 31, 2002

  COMMON STOCK--44.43%
COMPANY                                               SHARES        MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.77%
General Dynamics Corp.                                 5,200      $      412,724
Honeywell International, Inc.                         28,755             690,120
                                                                  --------------
                                                                       1,102,844
                                                                  --------------
BANKING-2.97%
Bank of America Corp.                                  6,255             435,160
Citigroup, Inc.                                       26,121             919,198
U.S. Bancorp                                          23,744             503,848
                                                                  --------------
                                                                       1,858,206
                                                                  --------------
BEVERAGES-2.59%
Anheuser-Busch Companies, Inc.                        14,775             715,110
Diageo, PLC                                           43,611             473,880
PepsiCo, Inc.                                         10,235             432,122
                                                                  --------------
                                                                       1,621,112
                                                                  --------------
BROADCASTING-1.42%
Comcast Corp., Class A Special+                        8,165             184,447
Comcast Corp.+                                         3,856              90,886
Cox Communications, Inc.+                              5,825             165,430
Liberty Media Corp.+                                  50,255             449,280
                                                                  --------------
                                                                         890,043
                                                                  --------------
CHEMICALS-0.47%
E.I. du Pont de Nemours and Co.                        6,890             292,136
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES-3.32%
Apple Computer, Inc.+                                  8,100             116,073
Automatic Data Processing, Inc.                       27,210           1,067,978
Dell Computer Corp.+                                   5,880             157,231
International Business Machines Corp.                  3,655             283,263
Lexmark International, Inc.+                           7,425             449,213
                                                                  --------------
                                                                       2,073,758
                                                                  --------------
COMPUTER SOFTWARE-1.41%
Microsoft Corp.+                                      17,030             880,451
                                                                  --------------
COSMETICS & PERSONAL CARE-0.76%
Avon Products, Inc.                                    1,400              75,418
Colgate-Palmolive Co.                                  3,355             175,903
Estee Lauder Companies, Inc.                           8,455             223,212
                                                                  --------------
                                                                         474,533
                                                                  --------------
DIVERSIFIED OPERATIONS-0.74%
General Electric Co.                                  18,910             460,459
                                                                  --------------
ELECTRONIC COMPONENTS-0.50%
Linear Technology Corp.                                5,330             137,088
Maxim Integrated Products, Inc.                        5,325             175,938
                                                                  --------------
                                                                         313,026
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS-0.45%
Texas Instruments, Inc.                               18,795             282,113
                                                                  --------------
ENVIRONMENTAL CONTROLS-0.44%
Waste Management, Inc.                                12,040             275,957
                                                                  --------------
FINANCIAL SERVICES-1.10%
Accenture, Ltd.                                       13,105 $           235,759
American Express Co.                                   5,285             186,825
Goldman Sachs Group, Inc., The                         3,845             261,845
                                                                  --------------
                                                                         684,429
                                                                  --------------
FOOD PRODUCTS-0.48%
Unilever, NV                                           4,850             299,294
                                                                  --------------
HOUSEHOLD PRODUCTS-0.91%
Proctor & Gamble Co., The                              6,645             571,071
                                                                  --------------
INSURANCE-5.78%
AFLAC, Inc.                                           16,340             492,161
Allstate Corp., The                                   12,065             446,284
American International Group, Inc.                    11,693             676,440
Berkshire Hathaway, Inc., Class B+                       347             840,781
Marsh & McLennan Companies, Inc.                      22,485           1,039,032
XL Capital, Ltd.                                       1,505             116,261
                                                                  --------------
                                                                       3,610,959
                                                                  --------------
INTERNET SERVICES-0.30%
Yahoo!, Inc.+                                         11,540             188,679
                                                                  --------------
LODGING-1.32%
Fairmont Hotels & Resorts, Inc.                        5,081             119,658
Marriott International, Inc.                          15,410             506,527
Starwood Hotels & Resorts Worldwide, Inc.              8,475             201,197
                                                                  --------------
                                                                         827,382
                                                                  --------------
MANUFACTURING-1.54%
3M Co.                                                 5,465             673,835
SPX Corp.+                                             7,660             286,867
                                                                  --------------
                                                                         960,702
                                                                  --------------
MEDICAL PRODUCTS-1.30%
Johnson & Johnson                                      6,555             352,069
Medtronic, Inc.                                       10,055             458,508
                                                                  --------------
                                                                         810,577
                                                                  --------------
MINING & METALS - PRECIOUS-0.00%
Companhia Vale do Rio Doce, (CVRD) ADR                    70               2,024
                                                                  --------------
MOTOR VEHICLE MANUFACTURING-1.01%
Bayerische Motoren Werke (BMW), AG                    16,644             505,607
Harley-Davidson, Inc.                                  2,710             125,202
                                                                  --------------
                                                                         630,809
                                                                  --------------
MULTIMEDIA-3.42%
AOL Time Warner, Inc.+                                25,895             339,225
Gannett Company, Inc.                                 13,065             938,067
Viacom, Inc., Class B+                                21,148             861,992
                                                                  --------------
                                                                       2,139,284
                                                                  --------------
OIL & GAS - DISTRIBUTION & MARKETING-0.78%
Burlington Resources, Inc.                            11,415             486,850
                                                                  --------------

                       See notes to financial statements.

  COMMON STOCK--CONTINUED
COMPANY                                               SHARES        MARKET VALUE
--------------------------------------------------------------------------------
OIL & GAS - INTEGRATED-2.98%
EnCana Corp.                                              10,225 $     317,337
Exxon Mobil Corp.                                         29,145     1,018,326
TotalFinaElf, SA                                           3,696       527,834
                                                                --------------
                                                                     1,863,497
                                                                --------------
OIL & GAS PRODUCERS-0.74%
Apache Corp.                                               8,100       461,619
                                                                --------------
OIL & GAS SERVICES & EQUIPMENT-0.39%
Schlumberger, Ltd.                                         5,760       242,438
                                                                --------------
PHARMACEUTICAL-2.41%
Abbott Laboratories                                        5,320       212,800
Bristol-Myers Squibb Co.                                   4,740       109,731
Merck & Company, Inc.                                      8,120       459,673
Pfizer, Inc.                                              23,610       721,758
                                                                --------------
                                                                     1,503,962
RETAIL STORES-1.38%
Costco Wholesale Corp.+                                    5,315       149,139
Kroger Co., The+                                          12,030       185,864
Walgreen Co.                                               5,335       155,729
Wal-Mart Stores, Inc.                                      7,305       368,976
                                                                --------------
                                                                       859,708
TELECOMMUNICATIONS - INTEGRATED-0.58%
Verizon Communications, Inc.                               9,410       364,638
                                                                --------------
TOYS-0.25%
Mattel, Inc.                                               8,270       158,371
                                                                --------------
TRANSPORTATION-0.92%
Canadian National Railway Co.                              7,385       306,921
FedEx Corp.                                                4,960       268,931
                                                                --------------
                                                                       575,852
TOTAL COMMON STOCK
  (Cost $29,618,577)                                                27,766,783
                                                                --------------

  PREFERRED STOCK--1.36%
FINANCIAL SERVICES-0.69%
Ford Motor Company Capital Trust II,
  6.500%, due 01/15/32                                    10,565 $     431,580
                                                                --------------
MOTOR VEHICLE MANUFACTURING-0.46%
General Motors Corp., Series B,
  5.250%, due 03/06/32                                    12,260       283,206
                                                                --------------
PUBLISHING & PRINTING-0.21%
Tribune Co., 2.000%, due 05/15/29                          1,795       132,830
                                                                --------------
TOTAL PREFERRED STOCK
  (Cost $1,081,482)                                                    847,616
                                                                --------------


CORPORATE BONDS--21.74%
                                                  PRINCIPAL VALUE
                                                  ----------------
AEROSPACE & DEFENSE-1.55 %
Honeywell International, Inc., 5.125%,
  due 11/01/06                                       $   215,000       227,338
Honeywell International, Inc., 6.125%,
  due 11/01/11                                           170,000       184,627
Lockheed Martin Corp., 7.250%,
  due 05/15/06                                            85,000        95,728
Lockheed Martin Corp., 8.200%,
  due 12/01/09                                           105,000       129,760
Lockheed Martin Corp., 7.650%,
  due 05/01/16                                           270,000       333,566
                                                                --------------
                                                                       971,019
                                                                --------------
APPLIANCES-0.35%

Maytag Corp., 6.875%, due 12/01/06                       200,000       220,823
                                                                --------------
AUTOMOTIVE PARTS & EQUIPMENT-0.41%
Delphi Automotive Systems Corp.,
  6.550%, due 06/15/06                                    95,000       100,167
Lear Corp., Series B, 7.960%, due 05/15/05               150,000       153,938
                                                                --------------
                                                                       254,105
                                                                --------------
BANKING-0.77%
Citigroup, Inc., 7.250%, due 10/01/10                    200,000       232,174
Citigroup, Inc., 6.625%, due 06/15/32                     60,000        65,504
U.S. Bancorp, 5.700%, due 12/15/08                       140,000       153,852
U.S. Bancorp, 7.125%, due 12/01/09                        25,000        29,547
                                                                --------------
                                                                       481,077
                                                                --------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED
COMPANY                                       PRINCIPAL VALUE       MARKET VALUE
--------------------------------------------------------------------------------
BEVERAGES-3.67%
Anheuser-Busch Companies, Inc.,
  5.650%, due 09/15/08                          $    190,000     $       209,877
Anheuser-Busch Companies, Inc.,
  5.375%, due 09/15/08                               500,000             545,291
Anheuser-Busch Companies, Inc.,
  5.750%, due 04/01/10                                80,000              87,794
Anheuser-Busch Companies, Inc.,
  6.000%, due 04/15/11                               175,000             194,231
Anheuser-Busch Companies, Inc.,
  7.550%, due 10/01/30                                60,000              76,369
Anheuser-Busch Companies, Inc.,
  6.800%, due 01/15/31                                75,000              87,533
Anheuser-Busch Companies, Inc.,
  6.800%, due 08/20/32                                95,000             111,234
Coca-Cola Enterprises, Inc., 5.375%,
  due 08/15/06                                       265,000             287,187
Coca-Cola Enterprises, Inc., 4.375%,
  due 09/15/09                                       165,000             169,974
Coca-Cola Enterprises, Inc., 7.125%,
  due 09/30/09                                       200,000             233,636
Coca-Cola Enterprises, Inc., 6.125%,
  due 08/15/11                                       200,000             221,019
Pepsi Bottling Holdings, Inc.,
   Series 144A, 5.625%, due 02/17/09++                65,000              70,831
                                                                 ---------------
                                                                       2,294,976
                                                                 ---------------

BROADCASTING-2.15%
Clear Channel Communications, Inc.,
  6.000%, due 11/01/06                               150,000             159,513
Comcast Cable Communications, Inc.,
  6.375%, due 01/30/06                                14,000              14,648
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                               227,000             236,190
Comcast Cable Communications, Inc.,
  7.125%, due 06/15/13                                66,000              70,241
Cox Communications, Inc., 7.500%,
  due 08/15/04                                       170,000             180,626
Cox Communications, Inc., 7.750%,
  due 08/15/06                                        70,000              78,229
Cox Communications, Inc., 7.125%,
  due 10/01/12                                        70,000              77,751
TCI Communications, Inc., 6.375%,
  due 05/01/03                                       330,000             330,023
TCI Communications, Inc., 8.650%,
  due 09/15/04                                        26,000              27,915
TCI Communications, Inc., 6.875%,
  due 02/15/06                                       101,000             106,757
TCI Communications, Inc., 7.875%,
  due 08/01/13                                        58,000              63,652
                                                                 ---------------
                                                                       1,345,545
                                                                 ---------------

CHEMICALS-0.16%
Dow Chemical Co., 5.750%, due 11/15/09                95,000              98,286
                                                                 ---------------

COMPUTER EQUIPMENT & SERVICES-0.21%

Apple Computer, Inc., 6.500%, due 02/15/04           130,000             132,600
                                                                 ---------------
COMPUTER INFORMATION & TECHNOLOGY-0.13%

Sun Microsystems, Inc., 7.350%, due 08/15/04     $    44,000     $        45,674
Sun Microsystems, Inc., 7.650%, due 08/15/09          35,000              37,673
                                                                   -------------
                                                                          83,347
                                                                   -------------

COSMETICS & PERSONAL CARE-0.27%
International Flavors & Fragrances, Inc.,
  6.450%, due 05/15/06                               155,000             167,427
                                                                   -------------

ENTERTAINMENT & LEISURE-0.10%
Six Flags, Inc., 9.750%, due 06/15/07                 62,000              60,140
                                                                   -------------

FINANCIAL SERVICES-2.75%
American Express Co., 6.750%,
  due 06/23/04                                            285,000        304,131
Charles Schwab Corp., The, 8.050%,
  due 03/01/10                                            200,000        234,550
Ford Motor Credit Co., 5.750%,
  due 02/23/04                                             43,000         43,678
Ford Motor Credit Co., 6.700%,
  due 07/16/04                                            130,000        132,448
General Electric Capital Corp., 5.375%,
  due 04/23/04                                            290,000        303,234
General Electric Capital Corp., 4.250%,
  due 01/28/05                                            106,000        110,713
General Electric Capital Corp., 5.350%,
  due 03/30/06                                            320,000        343,046
General Electric Capital Corp., 6.750%,
  due 03/15/32                                            105,000        116,087
Salomon Smith Barney Holdings, Inc.,
  6.500%, due 02/15/08                                    117,000        130,874
                                                                   -------------
                                                                       1,718,761
                                                                   -------------

FOOD PRODUCTS-0.98%
General Mills, Inc., 5.125%, due 02/15/07                 125,000        132,804
General Mills, Inc., 6.000%, due 02/15/12                  85,000         92,450
Kellogg Co., Series B, 5.500%, due 04/01/03               340,000        342,618
Kellogg Co., Series B, 7.450%, due 04/01/31                35,000         42,633
                                                                   -------------
                                                                         610,505
                                                                   -------------
FOOD SERVICE & RESTAURANTS-0.17%
Yum! Brands, Inc., 7.700%, due 07/01/12                   100,000        104,000
                                                                   -------------

HEALTHCARE-0.08%
UnitedHealth Group, Inc., 5.200%,
  due 01/17/07                                             50,000         52,918
                                                                   -------------

INSURANCE-1.08%
AIG SunAmerica Global Financing IX,
  Series 144A, 5.100%, due 01/17/07++                     265,000        283,664
American General Finance Corp.,
  Series F, 5.875%, due 07/14/06                          170,000        182,997
American General Finance Corp.,
  5.375%, due 09/01/09                                     60,000         63,041
Marsh & McLennan Companies, Inc.,
  5.375%, due 03/15/07                                    135,000        144,910
                                                                   -------------
                                                                         674,612
                                                                   -------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED
COMPANY                                       PRINCIPAL VALUE       MARKET VALUE
--------------------------------------------------------------------------------
LODGING-0.36%
Starwood Hotels & Resorts Worldwide, Inc.,
  6.750%, due 11/15/05                          $    69,000      $        69,000
Starwood Hotels & Resorts Worldwide, Inc.,
  Series 144A, 7.375%, due 05/01/07++               108,000              106,110
Starwood Hotels & Resorts Worldwide, Inc.,
  Series 144A, 7.875%, due 05/01/12++                50,000               49,500
                                                                   -------------
                                                                         224,610
                                                                   -------------

MACHINERY-0.34%
Black & Decker Corp., The, 7.125%,
  due 06/01/11                                      128,000              146,657
Stanley Works, The, Series 144A, 4.900%,
  due 11/01/12++                                     68,000               69,431
                                                                   -------------
                                                                         216,088
                                                                   -------------

MOTOR VEHICLE MANUFACTURING-0.48%
General Motors Acceptance Corp.,
  Series MTN, 5.800%, due 03/12/03                  110,000              110,608
General Motors Acceptance Corp.,
  5.360%, due 07/27/04                              114,000              116,487
General Motors Acceptance Corp.,
  5.250%, due 05/16/05                               75,000               75,261
                                                                   -------------
                                                                         302,356
                                                                   -------------

MULTIMEDIA-2.21%
AOL Time Warner, Inc., 5.625%,
  due 05/01/05                                       71,000               72,604
AOL Time Warner, Inc., 9.150%,
  due 02/01/23                                      205,000              230,625
AOL Time Warner, Inc., 7.700%,
  due 05/01/32                                       95,000               98,870
Viacom, Inc., 7.750%, due 06/01/05                  645,000              722,628
Viacom, Inc., 7.700%, due 07/30/10                  145,000              172,267
Viacom, Inc., 5.625%, due 08/15/12                   78,000               83,213
                                                                   -------------
                                                                       1,380,207
                                                                   -------------

OIL & GAS - DISTRIBUTION & MARKETING-0.25%
Burlington Resources, Inc., 7.200%,
  due 08/15/31                                      135,000              154,565
                                                                   -------------

OIL & GAS - INTEGRATED-0.22%

Conoco, Inc., 6.950%, due 04/15/29              $   120,000        $     136,006
                                                                   -------------

PACKAGING & CONTAINERS-0.27%
Ball Corp., Series 144A, 6.875%,
  due 12/15/12++                                    165,000              165,825
                                                                   -------------

PHARMACEUTICAL-0.52%
Pfizer, Inc., 5.625%, due 02/01/06                  295,000              322,080
                                                                   -------------

RETAIL STORES-1.54%
Fred Meyer, Inc., 7.450%, due 03/01/08              190,000              215,959
Kroger Co., 7.800%, due 08/15/07                     75,000               86,438
Kroger Co., 7.000%, due 05/01/18                     30,000               32,507
Kroger Co., 6.800%, due 12/15/18                     60,000               63,435
Safeway, Inc., 6.500%, due 11/15/08                  65,000               71,607
Safeway, Inc., 6.500%, due 03/01/11                  10,000               10,886
Target Corp., 5.500%, due 04/01/07                   90,000               97,172
Target Corp., 5.400%, due 10/01/08                   30,000               32,414
Wal-Mart Stores, Inc., 5.450%, due 08/01/06         160,000              174,852
Wal-Mart Stores, Inc., 6.875%, due 08/10/09         150,000              176,695
                                                                   -------------
                                                                         961,965
                                                                   -------------

TELECOMMUNICATIONS - INTEGRATED-0.33%
Sprint Capital, 5.700%, due 11/15/03                 32,000               31,840
Verizon Global Corp., 6.125%, due 06/15/07          162,000              177,714
                                                                   -------------
                                                                         209,554
                                                                   -------------

TELECOMMUNICATIONS - WIRELESS-0.32%
VoiceStream Wireless Corp., 10.375%,
  due 11/15/09                                      191,000              200,550
                                                                   -------------

TEXTILES & APPAREL-0.07%
Mohawk Industries, Inc., 7.200%, due 04/15/12        40,000               44,946
                                                                   -------------

TOTAL CORPORATE BONDS
  (Cost $12,581,117)                                                  13,588,893
                                                                   -------------

                       See notes to financial statements.

 GOVERNMENT & AGENCY
  OBLIGATIONS--19.73%

COMPANY                                       PRINCIPAL VALUE      MARKET VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCY-7.69%
Fannie Mae, 3.625%, due 04/15/04                $    65,000      $        66,808
Fannie Mae, 5.625%, due 05/14/04                    733,000              774,474
Fannie Mae, 6.500%, due 08/15/04                     60,000               64,680
Fannie Mae, 5.500%, due 05/02/06                    325,000              352,146
Fannie Mae, 4.750%, due 01/02/07                    143,000              151,690
Fannie Mae, 5.000%, due 01/15/07                    300,000              325,187
Fannie Mae, 5.250%, due 01/15/09                    140,000              153,169
Fannie Mae, 6.375%, due 06/15/09                     27,000               31,242
Fannie Mae, 6.250%, due 02/01/11                    231,000              258,510
Fannie Mae, 6.000%, due 05/15/11                     30,000               33,911
Fannie Mae, 5.375%, due 11/15/11                    529,000              573,546
Federal Home Loan Bank, 4.875%,
  due 05/14/04                                      425,000              444,213
Federal Home Loan Bank, 3.375%,
  due 06/15/04                                      395,000              405,449
Federal Home Loan Bank, 6.500%,
  due 11/15/05                                      480,000              537,504
Freddie Mac, 4.250%, due 06/15/05                   330,000              347,428
Freddie Mac, 5.750%, due 04/15/08                   125,000              140,309
Freddie Mac, 5.875%, due 03/21/11                   131,000              143,667
                                                                   -------------
                                                                       4,803,933
                                                                   -------------

U.S. TREASURY BILLS, BONDS, AND NOTES-12.04%
U.S. Treasury Note, 3.375%, due 04/30/04        $   279,000      $       286,553
U.S. Treasury Note, 2.125%, due 08/31/04            290,000              293,229
U.S. Treasury Note, 5.875%, due 11/15/04          1,235,000            1,333,848
U.S. Treasury Note, 6.500%, due 05/15/05            160,000              177,606
U.S. Treasury Note, 5.750%, due 11/15/05            499,000              551,610
U.S. Treasury Note, 6.500%, due 10/15/06            350,000              402,008
U.S. Treasury Note, 5.625%, due 05/15/08            370,000              419,776
U.S. Treasury Note, 6.000%, due 08/15/09             70,000               81,386
U.S. Treasury Note, 5.750%, due 08/15/10            143,000              164,417
U.S. Treasury Note, 5.000%, due 08/15/11            128,000              140,360
U.S. Treasury Note, 4.875%, due 02/15/12             55,000               59,724
U.S. Treasury Bond, 7.250%, due 05/15/16            765,000              979,559
U.S. Treasury Bond, 7.875%, due 02/15/21            320,000              439,062
U.S. Treasury Bond, 7.250%, due 08/15/22            320,000              416,462
U.S. Treasury Bond, 6.250%, due 08/15/23            336,000              394,748
U.S. Treasury Bond, 6.000%, due 02/15/26            476,000              545,485
U.S. Treasury Bond, 5.250%, due 02/15/29            231,000              241,386
U.S. Treasury Bond, 6.250%, due 05/15/30            501,000              599,537
                                                                   -------------
                                                                       7,526,756
                                                                   -------------

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $11,568,884)                                                  12,330,689
                                                                   -------------
TOTAL INVESTMENTS
  (Cost $54,850,060)                                  87.26%          54,533,981
Other assets, less liabilities                        12.74            7,963,061
                                                      -----        -------------

TOTAL NET ASSETS                                     100.00%       $  62,497,042
                                                     ======        =============

+   Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2002, the market value of the 144A securities was $745,361 or 1.19% of net assets. These securities were deemed liquid by the Management of the Fund.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

[CHART]

Corporate Bonds  96.68%
Equities          0.72%
Cash              2.60%

             NUMBER OF HOLDINGS
                   277

                                  PERCENT OF
PORTFOLIO QUALITY                 PORTFOLIO++
---------------------------------------------
AA                                 0.10%
BBB                                7.45%
BB                                26.79%
B                                 53.51%
CCC                                6.46%
CC                                 0.33%
C                                  0.10%
D                                  0.25%
Not Rated                          1.68%
Cash & cash equivalents            2.60%

Dollar Weighted
  Average Maturity                 6.7 years

                                   PERCENT OF
TOP TEN HOLDINGS                   PORTFOLIO++
----------------------------------------------
Triad Hospitals, Inc., Series B,
  8.750%, due 05/01/09                1.45%
Park Place Entertainment Corp.,
  8.125%, due 05/15/11                1.44%
HCA, Inc., 7.875%, due 02/01/11       1.41%
Nextel Communications, Inc.,
  0%, Step-up, due 02/15/08           1.39%
CSC Holdings, Inc.,
  8.125%, due 08/15/09                1.33%
LIN Holdings Corp.,
  0%, Step-up, due 03/01/08           1.32%
Allied Waste, NA,
  8.875%, due 04/01/08                1.31%
Williams Scotman, Inc.,
  9.875%, due 06/01/07                1.28%
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                1.27%
Albritton Communications Co.,
  Series 144A, 7.750%,
  due 12/15/12                        1.19%

                          ++Represents market value of
                             investments plus cash.

For the twelve months ended December 31, 2002, the JPVF High Yield Bond Portfolio provided a total return of 2.13%. This return compares to a return of -1.41% for the Portfolio's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

   The past year was a challenging one for high-yield bonds, exemplified by several factors: default rates that hovered around 10% for the second year in a row, a situation not seen since 1990-91; downgraded debt that outpaced new issues by a 2-to-1 margin; and an effort by many corporations to reign in their debt obligations to improve their balance sheets. The result was a reduction in demand for high-yield bonds, which led to a decline in prices.

   A host of factors contributed to these concerns. Many companies whose bonds trade in the high-yield market had become highly leveraged in the late 1990s in an effort to expand their businesses, but got caught by the economic contraction of 2001. Others became "fallen angels." These were companies that issued investment-grade debt during the expansion phase of their cycles, only to have it downgraded to high-yield debt ratings. "Fallen angels" abounded in 2002, as the economy remained soft. Meanwhile, highly publicized accounting scandals rocked utilities giant Enron Corp. and telecom leader WorldCom, Inc., contributing to a sell-off in the telecom and utilities sectors and to a broad erosion of investor confidence across the high-yield market.

   Priorto the late 1990s, companies in the utilities and telecom sectors were generally seen as conservative, steady businesses. Many then tried to reinvent themselves as growth businesses by adding capacity in the hope that the booming economy of the time

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                               BERNARD SCOZZAFAVA
                              SENIOR VICE PRESIDENT

                           - Joined MFS in 1989
                           - M.S. from Massachusetts Institute of Technology
                           - Graduate of Hamilton College

                        INVESTMENT OBJECTIVE AND STRATEGY

 To seek a high level of income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

                            NET ASSETS AS OF 12/31/02
                                   $15,808,770

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES

[CHART]

                           HIGH YIELD BOND PORTFOLIO
                   AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              Comparison of Change in Value of $10,000 Investment.

     HIGH YIELD            LEHMAN BROTHERS
   BOND PORTFOLIO        HIGH YIELD BOND INDEX

               ACCOUNT                ACCOUNT
  DATE          VALUE     DATE        VALUE
--------       -------    --------    -------
01/01/98       10,000     01/01/98    10,000
03/31/98       10,289     03/31/98    10,336
06/30/98       10,387     06/30/98    10,450
09/30/98        9,640     09/30/98     9,975
12/31/98       10,089     12/31/98    10,187
03/31/99       10,537     03/31/99    10,375
06/30/99       10,470     06/30/99    10,410
09/30/99       10,338     09/30/99    10,263
12/31/99       10,572     12/31/99    10,430
03/31/00       10,524     03/31/00    10,186
06/30/00       10,529     06/30/00    10,303
09/30/00       10,392     09/30/00    10,362
12/31/00        9,735     12/31/00     9,819
03/31/01       10,294     03/31/01    10,443
06/30/01       10,033     06/30/01    10,204
09/30/01        9,439     09/30/01     9,772
12/31/01       10,069     12/31/01    10,337
03/31/02       10,144     03/31/02    10,511
06/30/02        9,951     06/30/02     9,837
09/30/02        9,827     09/30/02     9,549
12/31/02       10,283     12/31/02    10,193

would lead to an increase in demand. However, the onset of the economic downturn in 2001 created excess capacity for many of these companies and put downward pressure on prices throughout 2002, particularly on long-distance carrier rates and on the price per kilowatt-hour utilities were able to charge.

   Despite these concerns, the Portfolio outperformed its benchmark as MFS analysts and managers across many sectors were able to identify potential problems early and steer away from those companies and sectors. We believe this is an indication of the benefits of MFS Original Research. When debt issued by corporations was downgraded from investment-grade to high-yield status, our investment-grade credit analysts worked with high-yield analysts to determine which bonds were appropriate for the Portfolio.

   The account benefited in particular from our emphasis on the broadcasting sector that began in late 2001. Companies such as LIN Television Corp. had experienced a decline in cash flows by as much as 25%. However, we believed that LIN and other broadcasting firms had a number of factors working in their favor: they were well managed, held assets (such as TV stations in major markets) that were coveted by other companies, were in an industry that appeared to have reached a trough, and continued to generate positive cash flows, despite earlier cash-flow difficulties. These companies had many of the fundamental strengths we look for through our bottom-up research process.

   The Portfolio's performance was held back by its holdings in the cable TV industry and in particular by its position with Adelphia Communications Corp., as several of the company's senior executives were found guilty of fraud in 2002. The sector overall (historically a strong-performing one in the high-yield market) suffered because of increased competition from direct broadcast companies like EchoStar and DirecTV. However, the Portfolio was under weighted in this sector, mitigating the potential damage to performance

   Looking ahead at the high-yield market in 2003, we feel that the worst is behind us and that the economic recovery is underway. We will caution, however, that the high-yield market may continue to experience volatility in the months ahead.

   The high-yield market does stand to benefit from an expected improvement in the supply-demand imbalance in the marketplace. For example, there were substantial inflows into high-yield bonds beginning in the fourth quarter of 2002, and we expect that to continue. And while demand has increased, supply has not kept pace, as companies have tried to reign in debt under the glare of investor scrutiny. In addition, we believe that the debt default rate has already peaked and is poised to improve. For these reasons, as of the end of 2002, we believe that high-yield bonds are attractive relative to other sectors of the fixed-income market.

                              ANNUAL TOTAL RETURNS

                         LEHMAN
              HIGH     BROS. HIGH
              YIELD    YIELD BOND
              BOND        INDEX
1 YEAR        2.13%      -1.41%

INCEPTION     0.56%       0.38%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                              31, 2002         31, 2001         31, 2000         31, 1999         31, 1998
Net asset value, beginning of period        $       7.19     $       7.70     $       9.19     $       9.49     $      10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                              0.53             0.77             0.76             0.75             0.60
 Net gains and losses on securities
   (both realized and unrealized)                  (0.37)           (0.51)           (1.49)           (0.30)           (0.51)
                                            ------------     ------------     ------------     ------------     ------------

  Total from investment operations                  0.16             0.26            (0.73)            0.45             0.09

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                               (0.77)           (0.76)           (0.75)           (0.60)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                            ------------     ------------     ------------     ------------     ------------

  Total distributions                               0.00            (0.77)           (0.76)           (0.75)           (0.60)

Net asset value, end of period              $       7.35     $       7.19     $       7.70     $       9.19     $       9.49
                                            ============     ============     ============     ============     ============

  Total Return (A)                                  2.13%            3.43%           (7.92%)           4.79%            0.89%

Ratios to Average Net Assets:
   Expenses                                         1.16%            1.11%            1.17%            1.15%            1.24%
   Net investment income                            7.79%            8.65%            8.50%            7.58%            7.85%

Portfolio Turnover Rate                            59.65%           58.23%           38.15%           43.44%           84.21%

Net Assets, At End of Period                $ 15,808,770     $ 13,842,770     $  9,265,526     $  9,401,814     $  7,968,843

               (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTSAS OF DECEMBER 31, 2002

  COMMON STOCK--0.10%

COMPANY                                                     SHARES     MARKET VALUE
------------------------------------------------------------------------------------
CHEMICALS-0.03%
Sterling Chemicals, Inc.+#                                      90   $         4,500
                                                                     ---------------
MANUFACTURING-0.00%
IKS, Corp. +#                                                  277               374
                                                                     ---------------
MINING & METALS -
  FERROUS & NONFERROUS-0.02%
Oxford Automotive, Inc. +#                                      12             2,250
                                                                     ---------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.05%
Completel Europe, NV+                                          204             1,092
Completel Europe, NV, ADR+                                   2,500                 0
ITC^DeltaCom, Inc.+                                          2,977             6,936
                                                                     ---------------
                                                                               8,028
                                                                     ---------------
TELECOMMUNICATIONS - WIRELINE-0.00%
Versatel Telecom International, NV                              55               201
                                                                     ---------------

TOTAL COMMON STOCK
  (Cost $163,253)                                                             15,353
                                                                     ---------------

 PREFERRED STOCK--0.61%

BROADCASTING-0.33 %
CSC Holdings, Inc., Series M,
  11.125%, due 04/01/08                                        556            51,708
                                                                     ---------------

PUBLISHING & PRINTING-0.25%
PRIMEDIA, Inc., Series H,
  8.625%, due 04/01/10                                         650            39,975
                                                                     ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.01%
Completel Europe, NV, Series B +#                                2             1,469
Global Crossing Holding, Ltd.,
  10.500%, due 12/01/08+                                       421                 4
                                                                     ---------------
                                                                               1,473
                                                                     ---------------
TELECOMMUNICATIONS - WIRELESS-0.02%
Crown Castle International Corp.,
  12.750%, due 12/15/10                                          5             3,124
Rural Cellular Corp., Series B, 11.375%, due 05/15/10            1               145
                                                                     ---------------
                                                                               3,269
                                                                     ---------------
TOTAL PREFERRED STOCK
  (Cost $174,072)                                                             96,425
                                                                     ---------------

   RIGHTS AND WARRANTS--0.00%
  BROADCASTING-0.00%
  Ono Finance, PLC, Series 144A,
  Equity Value Certificate, exp. 03/16/11+ ++                   30   $             0
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, exp. 05/31/09+ ++                  105                 1
XM Satellite Radio, Inc.,
  Warrants, exp. 03/15/10+                                      35                18
                                                                     ---------------
                                                                                  19
                                                                     ---------------
CHEMICALS-0.00%
Sterling Chemicals, Inc.,
  Warrants, exp. 12/31/08 +#                                   146                 0
                                                                     ---------------
PACKAGING & CONTAINERS-0.00%
Pliant Corp., Series 144A,
  Warrants, exp. 06/01/10+ ++                                   20                20
                                                                     ---------------
TELECOMMUNICATIONS - INTEGRATED-0.00%
Jazztel, PLC, Series 144A,
  Warrants, exp. 04/01/09 + ++                                  40               260
                                                                     ---------------
TELECOMMUNICATIONS - WIRELINE-0.00%
GT Group Telecom, Inc., Series 144A,
  Warrants, exp. 02/01/10+ ++                                  100                50
Versatel Telecom International, NV,
  Warrants, exp. 10/04/04+ #                                    55                 0
                                                                     ---------------
                                                                                  50
                                                                     ---------------
TOTAL RIGHTS AND WARRANTS
  (Cost $10,825)                                                                 349
                                                                     ---------------

   CORPORATE BONDS--89.81%

                                              PRINCIPAL VALUE
                                              ---------------
ADVERTISING-0.77%
Lamar Media Corp., Series 144A,
  7.250%, due 01/01/13 ++                       $      25,000            25,406
R.H. Donnelley, Inc., Series 144A,
  8.875%, due 12/15/10 ++                              65,000            69,550
R.H. Donnelley, Inc., Series 144A,
  10.875%, due 12/15/12 ++                             25,000            27,250
                                                                ---------------
                                                                        122,206
                                                                ---------------
AEROSPACE & DEFENSE-2.11%
Alliant Techsystems, Inc., 8.500%,
  due 05/15/11                                         25,000            27,000
Argo-Tech Corp., 8.625%,
  due 10/01/07                                         40,000            27,600
K & F Industries, Inc., Series B, 9.250%,
  due 10/15/07                                         65,000            67,275
K & F Industries, Inc., Series 144A, 9.625%,
  due 12/15/10 ++                                      45,000            45,788
L-3 Communications Corp., Series B, 8.000%,
  due 08/01/08                                         75,000            77,813
L-3 Communications Corp., 7.625%,
  due 06/15/12                                         85,000            87,550
                                                                ---------------
                                                                        333,026
                                                                ---------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                        PRINCIPAL VALUE    MARKET VALUE
------------------------------------------------------------------------------
AIRLINES-0.10%
Continental Airlines, Inc., Series 991A,
  6.545%, due 02/02/19                          $       17,937   $       15,565
                                                                 --------------

AUTOMOTIVE PARTS & EQUIPMENT-4.06%
American Axle & Manufacturing, Inc.,
  9.750%, due 03/01/09                                  80,000           85,800
ArvinMeritor, Inc., 8.750%, due 03/01/12                30,000           31,650
Collins & Aikman Products, 10.750%,
  due 12/31/11                                          75,000           71,438
Cummins, Inc., Series 144A, 9.500%,
  due 12/01/10 ++                                      170,000          181,050
Dana Corp., 10.125%, due 3/15/10                        15,000           15,188
Dana Corp., 9.000%, due 08/15/11                        40,000           38,600
Dura Operating Corp., 9.000%,
  due 05/01/09                                          35,000           31,850
Hayes Lemmerz International, Inc.,
  Series 144A, 11.875%, due 06/15/06+ ++                55,000           30,800
Lear Corp., Series B, 8.110%, due 05/15/09             100,000          105,750
Metaldyne Corp., 11.000%, due 06/15/12                  30,000           24,600
Rexnord Corp., Series 144A, 10.125%,
  due 12/15/12 ++                                       25,000           25,625
                                                                 --------------
                                                                        642,351
                                                                 --------------
BROADCASTING-11.95%
Acme Television, LLC, Series B,
  10.875%, Step-up, due 09/30/04                        95,000           96,663
Albritton Communications Co.,
  Series B, 9.750%, due 11/30/07                        65,000           67,275
Albritton Communications Co.,
  Series 144A, 7.750%, due 12/15/12 ++                 185,000          185,231
Charter Communications Holdings, LLC,
  8.625%, due 04/01/09                                 125,000           55,625
Clear Channel Communications, Inc.,
  8.000%, due 11/01/08                                 130,000          141,863
Comcast Corp., 8.375%, due 11/01/05                     40,000           43,293
Cox Radio, Inc., 6.625%, due 02/15/06                   50,000           51,585
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                 215,000          206,654
Emmis Communications Corp., Series B,
  8.125%, due 03/15/09                                  30,000           31,050
Emmis Communications Corp.,
  Zero Coupon, Step-up, due 03/15/11                   136,000          109,140
Entercom Radio, LLC/Entercom Capital, Inc.,
  7.625%, due 03/01/14                                  15,000           15,750
Granite Broadcasting Corp.,
  10.375%, due 05/15/05                                  5,000            4,325
Granite Broadcasting Corp.,
  8.875%, due 05/15/08                                  15,000           12,300
Insight Midwest, LP/Insight Capital, Inc.,
  9.750%, due 10/01/09                                  90,000           85,500
LIN Holdings Corp., Zero Coupon,
  Step-up, due 03/01/08                                200,000          204,250
LIN Television Corp., 8.000%, due 01/15/08              25,000           26,469
Mediacom Broadband, LLC,
  11.000%, due 07/15/13                                115,000          116,725
Mediacom, LLC/Mediacom Capital Corp.,
  9.500%, due 01/15/13                          $       45,000   $       40,500
Paxson Communications Corp.,
  10.750%, due 07/15/08                                 40,000           39,450
Paxson Communications Corp.,
  Zero Coupon, Step-up, due 01/15/09                    60,000           38,100
Radio One, Inc., Series B,
  8.875%, due 07/01/01                                 105,000          112,350
Spanish Broadcasting System, Inc.,
  9.625%, due 11/01/09                                 100,000          103,500
XM Satellite Radio, Inc.,
  14.000%, due 03/15/10                                 35,000           23,800
Young Broadcasting, Inc.,
  8.500%, due 12/15/08                                  75,000           77,438
                                                                 --------------
                                                                      1,888,836
                                                                 --------------
BUILDING CONSTRUCTION-1.61%
Atrium Companies, Inc., Series B,
  10.500%, due 05/01/09                                 60,000           58,200
D.R. Horton, Inc., 8.000%, due 02/01/09                165,000          165,000
WCI Communities, Inc., 9.125%, due 05/12/10             35,000           31,500
                                                                 --------------
                                                                        254,700
                                                                 --------------
BUILDING MATERIALS-2.95%
American Standard Companies, Inc.,
  7.125%, due 02/15/03                                 100,000          100,000
American Standard Companies, Inc.,
  7.375%, due 02/01/08                                 175,000          182,875
American Standard Companies, Inc.,
  7.625%, due 02/15/10                                  20,000           21,200
Formica Corp., Series B,
  10.875%, due 03/01/09+                                35,000            8,400
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                 50,000           46,063
Nortek, Inc., Series B, 9.250%, due 03/15/07            70,000           71,925
Nortek, Inc., Series B, 8.875%, due 08/01/08            35,000           35,788
                                                                 --------------
                                                                        466,251
                                                                 --------------
CHEMICALS-2.27%
Huntsman International, LLC,
  9.875%, due 03/01/09                                  15,000           15,000
Huntsman International, LLC,
  10.125%, due 07/01/09                                100,000           83,000
Lyondell Chemical Co., Series B,
  9.875%, due 05/01/07                                  65,000           62,400
Lyondell Chemical Co., Series A,
  9.625%, due 05/01/07                                  25,000           24,000
MacDermid, Inc., 9.125%, due 07/15/11                   50,000           53,375
Noveon, Inc., Series B, 11.000%, due 02/28/11           75,000           82,313
Pioneer Companies, Inc., 4.900%, due 12/31/06            2,225            1,538
Sovereign Specialty Chemicals, Inc.,
  11.875%, due 03/15/10                                 40,000           36,000
Sterling Chemicals, Inc.,
  10.000%, due 12/19/07 #                                3,195            1,867
                                                                 --------------
                                                                        359,493
                                                                 --------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                       PRINCIPAL VALUE      MARKET VALUE
-------------------------------------------------------------------------------
COMMERCIAL SERVICES-2.40%
Iron Mountain, Inc., 9.125%, due 07/15/07     $        60,000   $        62,738
Iron Mountain, Inc., 8.625%, due 04/01/13              55,000            57,475
Iron Mountain, Inc., 7.750%, due 01/15/15              60,000            60,000
Williams Scotsman, Inc., 9.875%, due 06/01/07         215,000           198,875
                                                                ---------------
                                                                        379,088
                                                                ---------------
COMPUTER INFORMATION & TECHNOLOGY-0.64%
NDCHealth Corp., Series 144A,
  10.500%, due 12/01/12 ++                             30,000            30,000
Unisys Corp., 7.875%, due 04/01/08                     70,000            71,400
                                                                ---------------
                                                                        101,400
                                                                ---------------
EDUCATIONAL SERVICES-0.34%
KinderCare Learning Centers, Inc., Series B,
  9.500%, due 02/15/09                                 55,000            53,350
                                                                ---------------

ELECTRICAL EQUIPMENT-0.25%
Motors & Gears, Inc., Series D,
  10.750%, due 11/15/06                                45,000            38,813
                                                                ---------------

ELECTRONIC COMPONENTS-0.83%
Moog, Inc., Series B, 10.000%, due 05/01/06           130,000           130,650
                                                                ---------------

ENTERTAINMENT & LEISURE-9.23%
AMC Entertainment, Inc., 9.500%, due 02/01/11          95,000            93,575
Ameristar Casinos, Inc., 10.750%, due 02/15/09         80,000            87,600
Argosy Gaming Co., 10.750%, due 06/01/09               45,000            49,500
Aztar Corp., 8.875%, due 05/15/07                      60,000            61,200
Boyd Gaming Corp., 9.250%, due 08/01/09                55,000            59,813
Coast Hotels & Casinos, Inc.,
  9.500%, due 04/01/09                                160,000           171,200
Horseshoe Gaming Holding Corp., Series B,
  8.625%, due 05/15/09                                100,000           106,250
Isle of Capri Casinos, Inc., 8.750%,
 due 04/15/09                                          40,000            41,100
Mandalay Resort Group, 9.500%, due 08/01/08            70,000            77,525
MGM Mirage, Inc., 9.750%, due 06/01/07                 15,000            16,575
MGM Mirage, Inc., 8.500%, due 09/15/10                 85,000            93,925
MGM Mirage, Inc., 8.375%, due 02/01/11                 85,000            91,588
Park Place Entertainment Corp.,
  8.875%, due 09/15/08                                  5,000             5,313
Park Place Entertainment Corp.,
  8.125%, due 05/15/11                                215,000           223,063
Pinnacle Entertainment, Inc., Series B,
  9.250%, due 02/15/07                                 70,000            61,950
Pinnacle Entertainment, Inc., Series B,
  9.500%, due 08/01/07                                  5,000             4,450
Regal Cinemas, Inc., Series B,
  9.375%, due 02/01/12                                 85,000            90,525
Station Casinos, Inc., 8.875%, due 12/01/08            45,000            46,800
Vail Resorts, Inc., 8.750%, due 05/15/09               35,000            35,875
Venetian Casino Resort, LLC/ Las Vegas Sands,
  Series 144A, 11.000%, due 06/15/10 ++                40,000            41,800
                                                                ---------------
                                                                      1,459,627
                                                                ---------------

ENVIRONMENTAL CONTROLS-2.24%
Allied Waste North America, Inc.,
  Series B, 7.625%, due 01/01/06              $        85,000   $         84,575
Allied Waste North America, Inc.,
  Series B, 8.875%, due 04/01/08                      200,000           203,000
Waste Management, Inc., 6.875%, due
  05/15/09                                             39,000            40,950
Waste Management, Inc., Series 144A,
  6.375%, due 11/15/12 ++                              25,000            25,726
                                                                ---------------
                                                                        354,251
                                                                ---------------
FINANCIAL SERVICES-1.96%
Burns Philp Capital Property, Ltd.,
  Series 144A, 9.750%, due 07/15/12 ++                100,000            96,000
Commercial Mortgage
Acceptance Corp.,
  Series 1998-C2, 5.440%, due 05/15/13                140,000           113,762
Ford Motor Credit Co., 7.250%, due 10/25/11            45,000            43,725
PCA, LLC/ PCA Finance Corp.,
  Series 144A, 11.875%, due 08/01/09 ++                55,000            55,825
                                                                ---------------
                                                                        309,312
                                                                ---------------
FOOD PRODUCTS-0.85%
Michael Foods, Inc., Series B,
  11.750%, due 04/01/11                               120,000           134,400
                                                                ---------------

FOOD SERVICE & RESTAURANTS-1.30%
Fleming Companies, Inc., 10.125%, due 04/01/08         85,000            73,100
Roundy's, Inc., Series B, 8.875%, due 06/15/12         50,000            49,000
Roundy's, Inc., 8.875%, due 06/15/12                   85,000            83,300
                                                                ---------------
                                                                        205,400
                                                                ---------------
FOREST PRODUCTS & PAPER-1.24%
Buckeye Technologies, Inc., 8.500%,
  due 12/15/05                                         40,000            36,200
Buckeye Technologies, Inc., 9.250%,
  due 09/15/08                                         40,000            34,400
FiberMark, Inc., 9.375%, due 10/15/06                   5,000             4,725
FiberMark, Inc., 10.750%, due 04/15/11                120,000           121,200
                                                                ---------------
                                                                        196,525
                                                                ---------------
HEALTHCARE-3.41%
Beverly Enterprises, Inc., 9.625%,
 due 04/15/09                                          85,000            71,400
HCA, Inc., 7.875%, due 02/01/11                       200,000           219,278
Prime Medical Services, Inc., 8.750%,
  due 04/01/08                                         25,000            23,125
Triad Hospitals, Inc., Series B, 8.750%,
  due 05/01/09                                        210,000           224,963
                                                                ---------------
                                                                        538,766
                                                                ---------------

HOME FURNISHINGS-1.26%
Sealy Mattress Co., Series B, 9.875%,
  due 12/15/07                                         75,000            72,000
Simmons Co., Series B, 10.250%,
  due 03/15/09                                        120,000           127,200
                                                                ---------------
                                                                        199,200
                                                                ---------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                      PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-0.47%
Johnsondiversey, Inc., Series 144A,
  9.625%, due 05/15/12 (USD) ++               $        65,000   $        68,413
Johnsondiversey, Inc., Series 144A,
  9.625%, due 05/15/12 (EUR) ++                         5,000             5,299
                                                                ---------------
                                                                         73,712
                                                                ---------------
INSURANCE-0.53%
Willis Corroon Corp., 9.000%, due 02/01/09             80,000            84,400
                                                                ---------------
LODGING-1.76%
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                                200,000           197,500
Starwood Hotels & Resorts Worldwide, Inc.,
  6.750%, due 11/15/05                                 46,000            46,000
Starwood Hotels & Resorts Worldwide, Inc.,
  Series 144A, 7.875%, due 05/01/12 ++                 35,000            34,650
                                                                ---------------
                                                                        278,150
                                                                ---------------
MACHINERY-3.58%
AGCO Corp., 9.500%, due 05/01/08                      130,000           140,400
Columbus McKinnon Corp.,
  8.500%, due 04/01/08                                 90,000            64,800
JLG Industries, Inc., 8.375%, due 06/15/12             25,000            20,750
Joy Global, Inc., Series B, 8.750%, due
  03/15/12                                             75,000            78,188
Manitowoc Company, Inc., The, Series 144A,
  10.500%, due 08/01/10 ++                             15,000            15,563
Manitowoc Company, Inc., The,
  10.375%, due 05/15/11                                45,000            46,629
NMHG Holdings Co., 10.000%, due 05/15/09               34,000            34,000
Numatics, Inc., Series B, 9.625%, due 04/01/08         35,000            16,450
Terex Corp., Series B, 10.375%, due 04/01/11          150,000           141,000
Thermadyne Holdings Corp.,
  Zero Coupon, Step-up, due 06/01/08 +                150,000               750
Thermadyne Manufacturing, LLC,
  9.875%, due 06/01/08 +                               30,000             8,100
                                                                ---------------
                                                                        566,630
                                                                ---------------

MANUFACTURING-3.24%
Blount International, Inc., 7.000%,
 due 06/15/05                                          55,000            46,475
Blount International, Inc., 13.000%,
 due 08/01/09                                          10,000             6,225
Dresser, Inc., 9.375%,
 due 04/15/11                                         150,000           150,750
Foamex LP/Foamex Capital Corp.,
  Series 144A, 10.750%, due 04/01/09 ++                35,000            24,500
International Wire Group, Inc.,
  Series B, 11.750%, due 06/01/05                      30,000            18,150
Samsonite Corp., 10.750%, due 06/15/08                100,000            81,000
SPX Corp., 7.500%, due 01/01/13                       105,000           106,444
TriMas Corp., Series 144A,
  9.875%, due 06/15/12 ++                              25,000            24,750
Tyco International, Ltd., 7.000%,
 due 06/15/28                                          50,000            44,000
Venture Holdings Trust, Series B,
  9.500%, due 07/01/05                                 45,000             9,900
                                                                ---------------
                                                                        512,194
                                                                ---------------

MEDICAL PRODUCTS-0.96%
Alliance Imaging, Inc., 10.375%,
 due 04/15/11                                 $        65,000   $        63,375
Fisher Scientific International, Inc.,
  9.000%, due 02/01/08                                 50,000            52,125
Fisher Scientific International, Inc.,
  8.125%, due 05/01/12                                 35,000            36,225
                                                                ---------------
                                                                        151,725
                                                                ---------------
MINING & METALS -
  FERROUS & NONFERROUS-2.06 %
AK Steel Corp., 7.875%, due 02/15/09                   25,000            25,250
AK Steel Corp., Series 144A,
  7.750%, due 06/15/12 ++                              60,000            60,450
Century Aluminum Co.,
  11.750%, due 04/15/08                                25,000            24,250
Commonwealth Industries, Inc.,
  10.750%, due 10/01/06                                45,000            45,056
Earle M. Jorgensen Co., 9.750%,
 due 06/01/12                                          45,000            45,788
P&L Coal Holdings Corp., Series B,
  9.625%, due 05/15/08                                103,000           108,794
WCI Steel, Inc., Series B,
  10.000%, due 12/01/04                                60,000            15,900
                                                                ---------------
                                                                        325,488
                                                                ---------------
MINING & METALS - PRECIOUS-0.54%
Compass Minerals Group, Inc.,
  10.000%, due 08/15/11                                65,000            71,175
Ryerson Tull, Inc., 9.125%,
 due 07/15/06                                          15,000            14,165
                                                                ---------------
                                                                         85,340
                                                                ---------------
MOTOR VEHICLE MANUFACTURING-0.36%
Navistar International Corp., Series B,
  9.375%, due 06/01/06                                 60,000            57,600
                                                                ---------------
MULTIMEDIA-0.23%
AOL Time Warner, Inc., 6.875%,
 due 05/01/12                                          35,000            36,964
                                                                ---------------
OFFICE EQUIPMENT-0.40%
General Binding Corp., 9.375%,
  due 06/01/08                                         80,000            63,200
                                                                ---------------
OIL & GAS - INTEGRATED-1.27%
Pemex Project Funding Master Trust,
  9.125%, due 10/13/10                                 32,000            36,640
Pioneer Natural Resources Co.,
  9.625%, due 04/01/10                                 30,000            35,690
Pioneer Natural Resources Co.,
  7.500%, due 04/15/12                                 40,000            43,251
Tesoro Petroleum Corp.,
  9.625%, due 04/01/12                                 75,000            48,750
Westport Resources Corp., Series 144A,
  8.250%, due 11/01/11 ++                              35,000            36,750
                                                                ---------------
                                                                        201,081
                                                                ---------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                                 PRINCIPAL VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS-2.63%
Chesapeake Energy Corp., 8.125%,
  due 04/01/11                                          $       170,000   $       175,100
Continental Resources, Inc., 10.250%,
  due 08/01/08                                                   25,000            22,250
Encore Acquisition Co., Series 144A,
  8.375%, due 06/15/12 ++                                        85,000            88,400
Magnum Hunter Resources, Inc.,
  9.600%, due 03/15/12                                           30,000            31,875
Mission Resources Corp., Series C,
  10.875%, due 04/01/07                                          50,000            30,000
Stone Energy Corp., 8.250%, due 12/15/11                         25,000            26,000
Vintage Petroleum, Inc., 8.250%,
  due 05/01/12                                                   40,000            41,600
                                                                          ---------------
                                                                                  415,225
                                                                          ---------------

OIL & GAS SERVICES & EQUIPMENT-0.98%
Grant Prideco, Inc., Series 144A, 9.000%,
  due 12/15/09 ++                                                 5,000             5,200
Plains All American Pipeline, LP/PAA Finance Corp.,
  Series 144A, 7.750%, due 10/15/12 ++                           75,000            78,000
Sesi, LLC, 8.875%, due 05/15/11                                  70,000            71,400
                                                                          ---------------
                                                                                  154,600
                                                                          ---------------

PACKAGING & CONTAINERS-5.24%
Ball Corp., 8.250%, due 08/01/08                                 60,000            63,150
Ball Corp., Series 144A, 6.875%, due 12/15/12 ++                 15,000            15,075
BWay Corp., Series 144A,
  10.000%, due 10/15/10 ++                                       15,000            15,563
Consolidated Container Corp.,
  10.125%, due 07/15/09                                          60,000            40,275
Graphic Packaging Corp.,
  8.625%, due 02/15/12                                           35,000            36,838
Greif Bros. Corp., 8.875%, due 08/01/12                          60,000            63,600
Owens-Brockway Glass Containers, Inc.,
  8.875%, due 02/15/09                                          175,000           180,250
Plastipak Holdings, Inc., Series 144A,
  10.750%, due 09/01/11 ++                                       15,000            15,769
Plastipak Holdings, Inc., 10.750%, due 09/01/11                  35,000            36,794
Pliant Corp., 13.000%, due 06/01/10                              55,000            50,463
Riverwood International Corp.,
  10.625%, due 08/01/07                                          40,000            41,400
Riverwood International Corp.,
  10.625%, due 08/01/07                                         110,000           113,850
Silgan Holdings, Inc., 9.000%, due 06/01/09                     105,000           109,463
Smurfit-Stone Container Corp., Series 144A,
  8.250%, due 10/01/12 ++                                        45,000            45,900
                                                                          ---------------
                                                                                  828,390
                                                                          ---------------
PUBLISHING & PRINTING-4.13%
American Media Operations, Inc., Series B,
  10.250%, due 05/01/09                                 $        83,000   $        85,905
Dex Media East, LLC, Series 144A,
  9.875%, due 11/15/09 ++                                       140,000           149,800
Hollinger International Publishing, Inc.,
  9.250%, due 03/15/07                                           50,000            52,313
Hollinger International Publishing,
  Series 144A, 9.000%, due 12/15/10 ++                          160,000           161,400
Liberty Group Operating, Inc.,
  9.375%, due 02/01/08                                           20,000            17,425
Mail-Well, Inc., 9.625%, due 03/15/12                            40,000            35,600
PRIMEDIA, Inc., 8.875%, due 05/15/11                             85,000            76,925
World Color Press, Inc., 8.375%, due 11/15/08                    25,000            26,023
World Color Press, Inc., 7.750%, due 02/15/09                    25,000            25,826
TransWestern Publishing Co., Series F,
  9.625%, due 11/15/07                                           20,000            20,900
                                                                          ---------------
                                                                                  652,117
                                                                          ---------------
RAILROAD-0.50%
Kansas City Southern, 7.500%, due 06/15/09                       75,000            79,125
                                                                          ---------------
REAL ESTATE-0.27%
Corrections Corporation of America,
  Series 144A, 9.875%, due 05/01/09 ++                           40,000            42,400
                                                                          ---------------
RETAIL STORES-2.34%
Cole National Group, Inc.,
  8.625%, due 08/15/07                                           45,000            42,525
Cole National Group, Inc.,
  8.875%, due 05/15/12                                           70,000            65,800
Dollar General Corp.,
  8.625%, due 06/15/10                                           55,000            56,650
Finlay Fine Jewelery Corp.,
  8.375%, due 05/01/08                                          110,000           103,400
Finlay Enterprises, Inc., 9.000%, due 05/01/08                   10,000             8,800
Gap, Inc., 10.550%, due 12/15/08                                 85,000            92,650
                                                                          ---------------
                                                                                  369,825
                                                                          ---------------
TELECOMMUNICATIONS - INTEGRATED-0.34 %
NTL, Inc., Series B, Zero Coupon,
  Step-up, due 04/01/08 ++                                       30,000             2,400
NTL Communications Corp., Series B,
  Zero Coupon, Step-up, due 10/01/08 +                          185,000            13,875
PanAmSat Corp., Series 144A,
  8.500%, due 02/01/12 ++                                        40,000            38,200
                                                                          ---------------
                                                                                   54,475
                                                                          ---------------


                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                                 PRINCIPAL VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - WIRELESS-2.54%
Alamosa Holdings, Inc., Zero Coupon,
  Step-up, due 02/15/10                                 $        75,000   $        13,500
American Cellular Corp.,
  9.500%, due 10/15/09                                           25,000             4,750
Centennial Cellular Corp.,
  10.750%, due 12/15/08                                          95,000            51,300
Nextel Communications, Inc., Zero Coupon,
  Step-up, due 02/15/08                                         235,000           215,025
Rural Cellular Corp., 9.750%, due 01/15/10                       80,000            48,000
Triton PCS, Inc., Zero Coupon,
  Step-up, due 05/01/08                                          30,000            24,975
Triton PCS, Inc., 8.750%, due 11/15/11                           55,000            44,550
                                                                          ---------------
                                                                                  402,100
                                                                          ---------------
TELECOMMUNICATIONS - WIRELINE-0.31%
Delco Remy International, Inc.,
  8.625%, due 12/15/07                                           15,000            11,850
Delco Remy International, Inc.,
  11.000%, due 05/01/09                                          20,000            10,300
FairPoint Communications, Inc., Series B,
  9.500%, due 05/01/08                                           40,000            27,600
                                                                          ---------------
                                                                                   49,750
                                                                          ---------------
TEXTILES & APPAREL-0.59%
J. Crew Operating Corp.,
  10.375%, due 10/15/07                                          50,000            42,000
Westpoint Stevens, Inc.,
  7.875%, due 06/15/08                                          175,000            50,750
                                                                          ---------------
                                                                                   92,750
                                                                          ---------------
TRANSPORTATION-0.61%
GulfMark Offshore, Inc., 8.750%, due 06/01/08                    95,000            95,950
                                                                          ---------------
UTILITIES - ELECTRIC & GAS-1.04%
FirstEnergy Corp., Series B,
  6.450%, due 11/15/11                                           35,000            34,820
PSE&G Power, LLC, 7.750%, due 04/15/11                           30,000            31,823
PSE&G Power, LLC, 8.625%, due 04/15/31                           40,000            43,070
TECO Energy, Inc., Series 144A,
  10.500%, due 12/01/07 ++                                       20,000            19,600
TECO Energy, Inc., 7.000%, due 05/01/12                          10,000             8,400
TXU Corp., Series J, 6.375%, due 06/15/06                        30,000            27,450
                                                                          ---------------
                                                                                  165,163
                                                                          ---------------
WHOLESALE DISTRIBUTOR-1.12%
United Stationers Supply Co.,
  8.375%, due 04/15/08                                          175,000           176,531
                                                                          ---------------
TOTAL CORPORATE BONDS
  (Cost $14,783,772)                                                           14,198,095
                                                                          ---------------
FOREIGN BONDS--4.99%

BEVERAGES-0.09%
Fage Dairy Industries, SA, 9.000%,
  due 02/01/07                                          $        15,000   $        14,100
                                                                          ---------------
BROADCASTING-0.10%
Telewest Communications, PLC, 11.000%,
  Step-up, due 10/01/07 ++                                       25,000             4,500
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 04/15/09                             65,000             9,100
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 02/01/10                             15,000             1,875
                                                                          ---------------
                                                                                   15,475
                                                                          ---------------
CHEMICALS-0.36%
Acetex Corp., 10.875%, due 08/01/09                              50,000            53,000
PCI Chemicals Canada, Inc.,
  10.000%, due 12/31/08                                           6,676             4,673
                                                                          ---------------
                                                                                   57,673
                                                                          ---------------
ELECTRONIC COMPONENTS-0.48%
Flextronics International, Ltd.,
  9.875%, due 07/01/10                                           70,000            75,425
                                                                          ---------------
FOOD PRODUCTS-0.57%
Premier International Foods, PLC,
  12.000%, due 09/01/09                                          85,000            90,950
                                                                          ---------------
FOREIGN GOVERNMENT-0.23%
United Mexican States, 8.375%, due 01/14/11                      32,000            36,160
                                                                          ---------------
FOREST PRODUCTS & PAPER-1.32%
Abitibi-Consolidated, Inc.,
  8.550%, due 08/01/10                                           50,000            55,493
Abitibi-Consolidated, Inc.,
  8.850%, due 08/01/30                                           11,000            11,829
Corp Durango, SA de CV, Series 144A,
  13.750%, due 07/15/09 ++                                       69,000            24,150
MDP Acquisitions, PLC, Series 144A,
  9.625%, due 10/01/12 ++                                        75,000            78,000
Tembec Industries, Inc., 7.750%, due 03/15/1240,000                                38,800
                                                                          ---------------
                                                                                  208,272
                                                                          ---------------
MANUFACTURING-0.23%
Euramax International, PLC,
  11.250%, due 10/01/06                                          35,000            36,138
                                                                          ---------------

MINING & METALS - FERROUS & NONFERROUS-0.23%
Russel Metals, Inc., UNIT,
  10.000%, due 06/01/09                                          35,000            36,925
                                                                          ---------------

OFFICE EQUIPMENT-0.27 %
Xerox Capital Europe, PLC, 5.875%,
  due 05/15/04                                                   45,000            42,975
                                                                          ---------------

                       See notes to financial statements.

CORPORATE BONDS--CONTINUED

COMPANY                                                 PRINCIPAL VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS-0.08%
Ocean Rig Norway, ASA,
  10.250%, due 06/01/08                                 $        15,000   $        13,500
                                                                          ---------------

PACKAGING & CONTAINERS-0.41%
Kappa Beheer, BV, 10.625%, due 07/15/09                          60,000            64,200
                                                                          ---------------

PUBLISHING & PRINTING-0.42%
CanWest Media, Inc., 10.625%, due 05/15/11                       15,000            16,013
Quebecor Media, Inc., 11.125%, due 07/15/11                      55,000            50,669
                                                                          ---------------
                                                                                   66,682
                                                                          ---------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.01%
Energis, PLC, 9.750%, due 06/15/09 +                             40,000               800
                                                                          ---------------


TELECOMMUNICATIONS - INTEGRATED-0.01%
Jazztel, PLC, 14.000%, due 04/01/09                              20,000             1,800
                                                                          ---------------

TELECOMMUNICATIONS - WIRELESS-0.00%
Dolphin Telecom, PLC,
  Zero Coupon, Step-up, due 06/01/08 +                          100,000                10
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09 +                           25,000                 3
                                                                          ---------------
                                                                                       13
                                                                          ---------------

TELECOMMUNICATIONS - WIRELINE-0.11%
AT&T Canada, Inc.,
  10.750%, Step-up, due 11/01/07 +                      $        25,000   $         3,938
Esprit Telecom Group, PLC,
  10.875%, due 06/15/08                                          15,000                 2
Tele1 Europe, BV, 13.000%, due 05/15/09                         100,000            14,000
                                                                          ---------------
                                                                                   17,940
                                                                          ---------------
TRANSPORTATION-0.07%
Stena, AB, Series 144A, 9.625%, due 12/01/12 ++                  10,000            10,325
                                                                          ---------------
TOTAL FOREIGN BONDS
  (Cost $1,135,052)                                                               789,353
                                                                          ---------------

TOTAL INVESTMENTS
  (Cost $16,266,974)                                              95.51%       15,099,575
Other assets, less liabilities                                     4.49           709,195

TOTAL NET ASSETS                                                 100.00%  $    15,808,770
                                                        ===============   ===============

+   Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2002, the market value of the 144A securities was $1,898,539 or 12.01% of net assets. These securities were deemed liquid by the Management of the Fund.

#   Fair valued security (See Note B).

                       See notes to financial statements.

MONEY MARKET PORTFOLIO

[CHART]

Short-Term Obligations-100%

                               NUMBER OF HOLDINGS

                                       20

                             PERCENT OF
PORTFOLIO QUALITY            PORTFOLIO++
-----------------------------------------
AAA                            100.00%
7 Day Effective yield            0.96%
Dollar Weighted
  Average Maturity             33 days

  ++ Represents market value of investments plus cash.

AVERAGE ANNUAL TOTAL RETURNS

                        MONEY
                       MARKET
1 YEAR                  1.22%
5 YEAR                  4.05%
10 YEAR                 4.04%
INCEPTION               4.73%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not indicative of future results.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

  ++ Represents market value of investments plus cash.


  For the twelve months ended December 31, 2002, the JPVF Money Market Portfolio provided a total return of 1.22%. This return includes the reinvestment of any distributions.

  For the majority of 2002, the U.S. Federal Reserve Board (the Fed) left short-term rates at 1.75%. Continued economic weakness prompted the Fed to lower short-term rates in November by an additional 50 basis points, bringing the federal funds rate to 1.25%. Clearly, the Fed's actions had a major impact on the income and return your investment provided.

  In the beginning of the year, as rates flattened out, we moved the Portfolio to a more neutral position with average maturities targeted at 50 to 55 days. In August and September, when the Fed began to signal that it might lower rates again, we extended the Portfolio to about 60 days. After the November cut, we trimmed the maturity back to about 45 days.

  We kept approximately 74% of the Portfolio invested in U.S. government and government-guaranteed issues, which we believed added a degree of security against credit risk. The balance of the Portfolio was invested throughout the year in high-quality commercial paper.

  We don't anticipate any near-term activity by the Fed. If the current state of the U.S. economy continues, we see no reason for the Fed to either lower or raise interest rates. However, a war with Iraq would change that view and make it difficult for anyone to predict where interest rates would go and what the impact of an ongoing war would be. In the meantime, we'll maintain our current wait-and-see positioning and look to take advantage of opportunities as they arise.


                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company
                                (Since 08/28/97)

                                TERRI A. VITTOZZI

                             - Joined MFS in 1992
                             - M.B.A. from Bentley College
                             - Bachelors degree from Babson College

                        INVESTMENT OBJECTIVE AND STRATEGY

           To achieve the highest possible current income, consistent with preservation of capital and maintenance of liquidity.

                            NET ASSETS AS OF 12/31/02
                                   $73,809,628

                             MONEY MARKET PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS (A)

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                DECEMBER          DECEMBER          DECEMBER           DECEMBER         DECEMBER
                                                31, 2002          31, 2001          31, 2000           31, 1999         31, 1998
Net asset value, beginning of period         $      10.98      $      10.92      $      10.85       $      10.37     $      10.23

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                               0.14              0.36              0.64               0.44             0.35
 Net gains and losses on securities
   (both realized and unrealized)                                      0.04             (0.03)              0.04             0.14
                                             ------------      ------------      ------------       ------------     ------------

 Total from investment operations                    0.14              0.40              0.61               0.48             0.49

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income               (0.31)            (0.34)            (0.54)                              (0.35)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                             ------------      ------------      ------------       ------------     ------------
 Total distributions                                (0.31)            (0.34)            (0.54)              0.00            (0.35)

Net asset value, end of period               $      10.81      $      10.98      $      10.92       $      10.85     $      10.37
                                             ============      ============      ============       ============     ============

Total Return (B)                                     1.22%             3.77%             5.90%              4.57%            4.86%

Ratios to Average Net Assets:
 Expenses                                            0.57%             0.59%             0.57%              0.60%            0.64%
 Net investment income                               1.27%             3.32%             5.74%              4.46%            4.74%

Portfolio Turnover Rate (C)                           N/A               N/A               N/A                N/A              N/A

Net Assets, At End of Period                 $ 73,809,628      $ 65,665,740      $ 30,304,739       $ 36,381,953     $ 24,416,645

(A) Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2002

SHORT-TERM OBLIGATIONS--93.17%

COMPANY                                       PRINCIPAL VALUE       MARKET VALUE

--------------------------------------------------------------------------------
BANKING-2.71%
Citigroup, Inc., 1.780%, due 01/23/03            $  2,000,000      $   1,997,825
                                                                   -------------

BEVERAGES-1.35%
Coca Cola Co., The, 1.290%, due 03/07/03            1,000,000            996,725
                                                                   -------------

FINANCIAL SERVICES-10.01%
Morgan Stanley, 1.340%, due 02/14/03                3,000,000          2,995,087
Private Export Fund Corp., 1.660%,
  due 01/21/03                                      2,000,000          1,998,168
Private Export Fund Corp., 1.610%,
  due 03/31/03                                      1,400,000          1,395,415
Salomon Smith Barney, Inc., 1.330%,
  due 03/12/03                                      1,000,000            997,416
                                                                   -------------
                                                                       7,386,086
                                                                   -------------

GOVERNMENT AGENCY-68.56%
Fannie Mae, 1.610%, due 02/05/03                    5,000,000          4,992,758
Fannie Mae, 1.600%, due 02/07/03                    2,000,000          1,996,711
Fannie Mae, 1.270%, due 04/17/03                    2,000,000          1,993,116
Fannie Mae, 1.290%, due 04/29/03                    1,500,000          1,494,248
Federal Farm Credit Bank, 1.660%,
  due 01/21/03                                      3,000,000          2,997,233
Federal Home Loan Bank, 1.760%,
  due 01/15/03                                     13,000,000         12,991,103
Federal Home Loan Bank, 1.260%,
  due 03/14/03                                      3,000,000          2,992,899
Freddie Mac, 1.650%, due 01/02/03                  12,155,000         12,154,443
Freddie Mac, 1.430%, due 02/06/03                   3,000,000          2,995,710
Tennessee Valley Authority, 1.230%,
  due 01/09/03                                      3,000,000          2,995,645
Tennessee Valley Authority, 1.230%,
  due 01/10/03                                      3,000,000          2,999,112
                                                                   -------------
                                                                      50,602,978
                                                                   -------------

INSURANCE-4.47%
American General Finance Corp.,
  1.830%, due 01/29/03                           $  3,300,000      $   3,295,303
                                                                   -------------

MACHINERY-3.38%
Caterpillar, Inc., 1.330%, due 01/22/03             2,500,000          2,498,060
                                                                   -------------

MULTIMEDIA-2.69%
McGraw-Hill Companies, Inc., The,
  1.310%, due 06/10/03                              2,000,000          1,988,610
                                                                   -------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $68,763,835)                                                  68,765,587
                                                                   -------------

TOTAL INVESTMENTS
  (Cost $68,763,835)                                    93.17%        68,765,587
Other assets, less liabilities                           6.83          5,044,041
                                                 ------------      -------------

TOTAL NET ASSETS                                       100.00%     $  73,809,628
                                                 ============      =============

                       See notes to financial statements.

                      [This page intentionally left blank]

                      STATEMENT OF ASSETS AND LIABILITIES

                                                           MID-CAP                           EMERGING         CAPITAL
                                                            GROWTH           GROWTH           GROWTH          GROWTH
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                    $  11,869,783    $  29,863,652    $  79,405,406    $ 204,327,314
                                                        =============    =============    =============    =============
Investments, at market value (Notes B and C)            $  11,819,784    $  30,085,469    $  71,775,387    $ 160,957,584
Cash*                                                         606,779        2,313,839              213        6,818,119
Foreign currency (Cost $29,798; $1,221,954;
  $74,383 and $10,498; respectively)                                                             31,346
Accrued investment income, net of foreign taxes                 4,285            8,875           55,490           86,510
Receivable for portfolio securities sold                      138,979        1,167,678        3,666,375
Receivable for daily variation
  on futures contracts
Other assets                                                                                                      10,314
                                                        -------------    -------------    -------------    -------------
   TOTAL ASSETS                                            12,569,827       33,575,861       75,528,811      167,872,527

LIABILITIES
Amounts owed to banks
Payable for portfolio securities purchased                    131,827        1,705,220        1,476,153
Payable for foreign currency contracts                                                               27
Accrued investment advisory fees (Note E)                      10,679           23,119           56,931          134,677
Accrued custody fees                                            1,872            3,033            4,897              303
Accrued expenses                                                  961            1,323            2,911
                                                        -------------    -------------    -------------    -------------
   TOTAL LIABILITIES                                          145,339        1,732,695        1,540,919          134,980

NET ASSETS                                              $  12,424,488    $  31,843,166    $  73,987,892    $ 167,737,547
                                                        =============    =============    =============    =============
NET ASSETS CONSIST OF:

Par value                                               $      21,168    $      33,399    $      75,974    $     108,380
Capital paid in                                            19,059,345       69,148,358      162,187,537      254,734,519
Undistributed net investment income (loss)                                                           27
Accumulated net realized gain (loss)                       (6,606,026)     (37,560,408)     (80,647,258)     (43,735,622)
Net unrealized gain (loss) on investments                     (49,999)         221,817       (7,630,019)     (43,369,730)
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currency                                                     1,631
                                                        -------------    -------------    -------------    -------------
NET ASSETS                                              $  12,424,488    $  31,843,166    $  73,987,892    $ 167,737,547
                                                        -------------    -------------    -------------    -------------
Shares of common stock outstanding
   ($0.01 par value, 1,000,000,000 shares authorized)       2,116,779        3,339,877        7,597,440       10,837,951
                                                        =============    =============    =============    =============
Net asset value, offering & redemption
   price per share                                      $        5.87    $        9.53    $        9.74    $       15.48
                                                        =============    =============    =============    =============

                                                            SMALL           MID-CAP
                                                           COMPANY           VALUE
                                                          PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                    $  64,066,485    $  28,449,676
                                                        =============    =============
Investments, at market value (Notes B and C)            $  49,739,599    $  25,826,987
Cash*                                                       2,182,522          801,521
Foreign currency (Cost $29,798; $1,221,954;
  $74,383 and $10,498; respectively)
Accrued investment income, net of foreign taxes                10,622           24,241
Receivable for portfolio securities sold                      398,134           73,657
Receivable for daily variation
  on futures contracts
Other assets
                                                        -------------    -------------
   TOTAL ASSETS                                            52,330,877       26,726,406

LIABILITIES
Amounts owed to banks
Payable for portfolio securities purchased                    423,892          354,724
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                      37,266           25,319
Accrued custody fees                                            1,996            1,756
Accrued expenses                                                2,188            1,098
                                                        -------------    -------------
   TOTAL LIABILITIES                                          465,342          382,897

NET ASSETS                                              $  51,865,535    $  26,343,509
                                                        =============    =============
NET ASSETS CONSIST OF:

Par value                                               $      53,044    $      30,747
Capital paid in                                            88,443,138       30,323,971
Undistributed net investment income (loss)
Accumulated net realized gain (loss)                      (22,303,761)      (1,388,805)
Net unrealized gain (loss) on investments                 (14,326,886)      (2,622,689)
Net unrealized loss on future contracts

Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currency                                      285
                                                        -------------    -------------
NET ASSETS                                              $  51,865,535    $  26,343,509
                                                        -------------    -------------
Shares of common stock outstanding
   ($0.01 par value, 1,000,000,000 shares authorized)       5,304,392        3,074,684
                                                        =============    =============
Net asset value, offering & redemption
   price per share                                      $        9.78    $        8.57
                                                        =============    =============

  * For the S&P 500 Index Portfolio, includes $8,573,896 of cash pledged to cover collateral requirements for futures contracts. (Note B)

                       See notes to financial statements.

                                                           INTER-
                                                          NATIONAL      SMALL-CAP VALUE        S&P 500
                                                           EQUITY            VALUE            INDEX            VALUE
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                    $  25,711,884    $  24,600,738    $ 232,436,347    $  73,012,061
                                                        =============    =============    =============    =============
Investments, at market value (Notes B and C)            $  24,088,397    $  22,571,314    $ 156,636,929    $  66,562,803
Cash*                                                         290,347        2,252,468        9,010,344        2,676,124
Foreign currency (Cost $29,798; $1,221,954;
  $74,383 and $10,498; respectively)                        1,231,445
Accrued investment income, net of foreign taxes                55,997           15,690          255,491           81,131
Receivable for portfolio securities sold                      115,344           26,009
Receivable for daily variation
  on futures contracts                                                                           14,370
Other assets
                                                        -------------    -------------    -------------    -------------
   TOTAL ASSETS                                            25,781,530       24,865,481      165,917,134       69,320,058

LIABILITIES
Amounts owed to banks
Payable for portfolio securities purchased                    265,908        1,396,558
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                      23,871           27,880           37,785           49,264
Accrued custody fees                                            5,994              496                               295
Accrued expenses                                                1,614              937            6,298            2,081
                                                        -------------    -------------    -------------    -------------
   TOTAL LIABILITIES                                          297,387        1,425,871           44,083           51,640

NET ASSETS                                              $  25,484,143    $  23,439,610    $ 165,873,051    $  69,268,418
                                                        =============    =============    =============    =============
NET ASSETS CONSIST OF:

Par value                                               $      37,522    $      24,327    $     270,584    $      45,502
Capital paid in                                            46,688,507       26,368,813      254,465,905       80,392,996
Undistributed net investment income (loss)                    332,868                         2,249,935          616,324
Accumulated net realized gain (loss)                      (19,960,885)        (924,106)     (15,035,755)      (5,337,146)
Net unrealized gain (loss) on investments                  (1,623,487)      (2,029,424)     (75,799,418)      (6,449,258)
Net unrealized loss on future contracts                                                        (278,200)

Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currency                   9,618
                                                        -------------    -------------    -------------    -------------
NET ASSETS                                              $  25,484,143    $  23,439,610    $ 165,873,051    $  69,268,418
                                                        -------------    -------------    -------------    -------------
Shares of common stock outstanding
   ($0.01 par value, 1,000,000,000 shares authorized)       3,752,222        2,432,763       27,058,347        4,550,210
                                                        =============    =============    =============    =============
Net asset value, offering & redemption
   price per share                                      $        6.79    $        9.63    $        6.13    $       15.22
                                                        =============    =============    =============    =============

                                                            WORLD                             HIGH
                                                           GROWTH                             YIELD            MONEY
                                                            STOCK          BALANCED           BOND            MARKET
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                    $ 103,199,733    $  54,850,060    $  16,266,974    $  68,763,835
                                                        =============    =============    =============    =============
Investments, at market value (Notes B and C)            $  93,090,919    $  54,533,981    $  15,099,575    $  68,765,587
Cash*                                                       1,846,021        7,961,240          392,289
Foreign currency (Cost $29,798; $1,221,954;
  $74,383 and $10,498; respectively)                                            76,196           11,233
Accrued investment income, net of foreign taxes               254,922          378,741          330,457
Receivable for portfolio securities sold                                                        365,500        5,083,000
Receivable for daily variation
  on futures contracts
Other assets
                                                        -------------    -------------    -------------    -------------
   TOTAL ASSETS                                            95,191,862       62,950,158       16,199,054       73,848,587

LIABILITIES
Amounts owed to banks                                                                                              1,134
Payable for portfolio securities purchased                                     406,645          372,130
Payable for foreign currency contracts                                                            2,010
Accrued investment advisory fees (Note E)                      67,644           43,702           11,118           35,269
Accrued custody fees                                            4,109            1,310            1,363              576
Accrued expenses                                                3,660            1,459            3,663            1,980
                                                        -------------    -------------    -------------    -------------
   TOTAL LIABILITIES                                           75,413          453,116          390,284           38,959

NET ASSETS                                              $  95,116,449    $  62,497,042    $  15,808,770    $  73,809,628
                                                        =============    =============    =============    =============
NET ASSETS CONSIST OF:

Par value                                               $      56,511    $      55,437    $      21,520    $      68,307
Capital paid in                                           110,361,849       69,548,184       19,710,871       72,798,381
Undistributed net investment income (loss)                  1,008,826        1,450,670        1,152,219          940,470
Accumulated net realized gain (loss)                       (6,218,661)      (8,242,981)      (3,907,191)             718
Net unrealized gain (loss) on investments                 (10,108,814)        (316,079)      (1,167,399)           1,752
Net unrealized loss on future contracts

Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currency                  16,738            1,811           (1,250)
                                                        -------------    -------------    -------------    -------------
NET ASSETS                                              $  95,116,449    $  62,497,042    $  15,808,770    $  73,809,628
                                                        -------------    -------------    -------------    -------------
Shares of common stock outstanding
   ($0.01 par value, 1,000,000,000 shares authorized)       5,651,074        5,543,756        2,151,913        6,830,779
                                                        =============    =============    =============    =============
Net asset value, offering & redemption
   price per share                                      $       16.83    $       11.27    $        7.35    $       10.81
                                                        =============    =============    =============    =============

                             STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                         MID-CAP                        EMERGING         CAPITAL          SMALL
                                                         GROWTH         GROWTH           GROWTH          GROWTH          COMPANY
                                                        PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Income:
 Interest                                             $        688    $      2,424    $     71,688    $      6,595    $      2,521
 Dividends                                                  26,827         123,742         466,800       1,719,494          81,399
 Foreign taxes withheld                                        (55)           (390)         (3,508)        (14,142)           (154)
                                                      ------------    ------------    ------------    ------------    ------------
      Total investment income                               27,460         125,776         534,980       1,711,947          83,766
                                                      ------------    ------------    ------------    ------------    ------------

Expenses:
 Advisory fees (Note E)                                    110,944         301,996         749,368       1,766,921         488,632
 Custodian fees                                             19,200          17,456          48,927           3,545          22,244
 Shareholder reports                                         3,787          12,661          29,557          64,580          20,602
 Professional fees                                           1,888           6,126          14,217          31,313           9,878
 Directors fees                                                334           1,094           2,545           5,621           1,760
 Security valuation                                          6,503           6,220          12,963           2,504          10,464
 Miscellaneous expenses                                        801           2,620           6,092          13,979           4,237
                                                      ------------    ------------    ------------    ------------    ------------

      Gross expenses                                       143,457         348,173         863,669       1,888,463         557,817
                                                      ------------    ------------    ------------    ------------    ------------
      Expenses paid by JPIA (Note E)

      Total net expenses                                   143,457         348,173         863,669       1,888,463         557,817

      Net investment income (loss)                        (115,997)       (222,397)       (328,689)       (176,516)       (474,051)
                                                      ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                 (4,021,667)     (8,352,635)    (34,227,350)    (21,774,219)    (11,100,099)
Net realized loss on futures contracts
Net realized gain (loss) from foreign
 currency transactions                                                                       1,420
Net unrealized gain (loss) on investments               (1,308,641)     (3,741,398)     (6,303,577)    (58,571,676)    (11,152,224)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
 and liabilities in foreign currency                                                         1,577
                                                      ------------    ------------    ------------    ------------    ------------
 Net realized and unrealized loss on
 investments and foreign currency                       (5,330,308)    (12,094,033)    (40,527,930)    (80,345,895)    (22,252,323)
                                                      ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                            $ (5,446,305)   $(12,316,430)   $(40,856,619)   $(80,522,411)   $(22,726,374)
                                                      ============    ============    ============    ============    ============

                                                        MID-CAP
                                                         VALUE
                                                       PORTFOLIO
INVESTMENT INCOME
Income:
 Interest                                             $        725
 Dividends                                                 305,898
 Foreign taxes withheld                                     (5,691)
                                                      ------------
      Total investment income                              300,932
                                                      ------------

Expenses:
 Advisory fees (Note E)                                    277,419
 Custodian fees                                             20,699
 Shareholder reports                                         7,937
 Professional fees                                           4,133
 Directors fees                                                711
 Security valuation                                          4,850
 Miscellaneous expenses                                      1,727
                                                      ------------

      Gross expenses                                       317,476
                                                      ------------
      Expenses paid by JPIA (Note E)

      Total net expenses                                   317,476

      Net investment income (loss)                         (16,544)
                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                 (1,082,318)
Net realized loss on futures contracts
Net realized gain (loss) from foreign
 currency transactions                                        (609)
Net unrealized gain (loss) on investments               (3,415,821)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
 and liabilities in foreign currency                           428
                                                      ------------
 Net realized and unrealized loss on
 investments and foreign currency                       (4,498,320)
                                                      ------------
Net increase (decrease) in net assets
 resulting from operations                            $ (4,514,864)
                                                      ============

                       See notes to financial statements.

                                                         INTER-                                                         WORLD
                                                        NATIONAL        SMALL-CAP       S&P 500                         GROWTH
                                                         EQUITY           VALUE          INDEX           VALUE           STOCK
                                                       PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Income:
 Interest                                             $     12,526    $      1,695    $     16,044    $     11,093    $      8,984
 Dividends                                                 523,596         247,693       2,740,749       1,297,634       2,549,418
 Foreign taxes withheld                                    (53,534)                         (7,939)         (5,263)       (279,523)
                                                      ------------    ------------    ------------    ------------    ------------
      Total investment income                              482,588         249,388       2,748,854       1,303,464       2,278,879
                                                      ------------    ------------    ------------    ------------    ------------

Expenses:
 Advisory fees (Note E)                                    287,591         303,481         422,685         626,498         817,308
 Custodian fees                                             28,307          10,896          33,802           3,704          31,344
 Shareholder reports                                         8,841           6,973          53,623          26,053          33,490
 Professional fees                                           4,442           3,648          27,272          12,814          16,878
 Directors fees                                                780             628           4,808           2,262           2,955
 Security valuation                                          8,920           4,235          28,652           3,647          15,108
 Miscellaneous expenses                                      2,491           1,524          29,095           5,446           7,117
                                                      ------------    ------------    ------------    ------------    ------------

      Gross expenses                                       341,372         331,385         599,937         680,424         924,200
      Expenses paid by JPIA (Note E)                                                      (106,805)
                                                      ------------    ------------    ------------    ------------    ------------
      Total net expenses                                   341,372         331,385         493,132         680,424         924,200

      Net investment income (loss)                         141,216         (81,997)      2,255,722         623,040       1,354,679
                                                      ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                 (9,433,645)       (873,886)     (6,673,232)     (4,221,295)     (4,468,782)
Net realized loss on futures contracts                                                  (2,147,002)
Net realized gain (loss) from foreign
 currency transactions                                     191,652                                                          41,834
Net unrealized gain (loss) on investments                1,744,772      (2,834,613)    (38,876,432)    (16,736,073)    (16,803,934)
Net unrealized loss on futures contracts                                                  (295,213)
Net unrealized gain (loss) on translation of assets
 and liabilities in foreign currency                         9,334                                                          27,233
                                                      ------------    ------------    ------------    ------------    ------------
 Net realized and unrealized loss on
 investments and foreign currency                       (7,487,887)     (3,708,499)    (47,991,879)    (20,957,368)    (21,203,649)
                                                      ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                            $ (7,346,671)   $ (3,790,496)   $(45,736,157)   $(20,334,328)   $(19,848,970)
                                                      ============    ============    ============    ============    ============

                                                                          HIGH
                                                                         YIELD          MONEY
                                                       BALANCED           BOND          MARKET
                                                       PORTFOLIO        PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Income:
 Interest                                             $  1,519,154    $  1,331,198    $  1,360,145
 Dividends                                                 483,478          13,338
 Foreign taxes withheld                                     (4,799)           (784)
                                                      ------------    ------------    ------------
      Total investment income                            1,997,833       1,343,752       1,360,145
                                                      ------------    ------------    ------------

Expenses:
 Advisory fees (Note E)                                    483,665         112,580         371,113
 Custodian fees                                             17,195          17,637           7,856
 Shareholder reports                                        19,288           4,484          21,135
 Professional fees                                          10,129           2,348          12,065
 Directors fees                                              1,764             408           2,054
 Security valuation                                         17,164          35,459             559
 Miscellaneous expenses                                      4,808             979           4,892
                                                      ------------    ------------    ------------
      Gross expenses                                       554,013         173,895         419,674
                                                      ------------    ------------    ------------
      Expenses paid by JPIA (Note E)

      Total net expenses                                   554,013         173,895         419,674

      Net investment income (loss)                       1,443,820       1,169,857         940,471
                                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                 (4,583,835)     (1,548,445)            838
Net realized loss on futures contracts
Net realized gain (loss) from foreign
 currency transactions                                       6,852          (5,749)
Net unrealized gain (loss) on investments               (1,231,410)        664,558         (41,798)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
 and liabilities in foreign currency                           213          (1,021)
                                                      ------------    ------------    ------------
 Net realized and unrealized loss on
 investments and foreign currency                       (5,808,180)       (890,657)        (40,960)
                                                      ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                            $ (4,364,360)   $    279,200    $    899,511
                                                      ============    ============    ============

                                                            MID-CAP
                                                            GROWTH                           GROWTH
                                                           PORTFOLIO                        PORTFOLIO
                                               ------------------------------    ------------------------------

                                                   YEAR          PERIOD FROM         YEAR              YEAR
                                                   ENDED       MAY 1, 2001 (A)      ENDED             ENDED
                                                  DECEMBER        THROUGH          DECEMBER          DECEMBER
                                                  31, 2002    DECEMBER 31, 2001    31, 2002          31, 2001
  INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)           $    (115,997)   $     (64,147)   $    (222,397)   $    (196,709)
   Net realized gain (loss) on
     security transactions                        (4,021,667)      (2,584,359)      (8,352,635)     (26,832,126)
   Net realized gain (loss) from foreign
     currency transactions
   Net unrealized gain (loss)
     on investments                               (1,308,641)       1,258,642       (3,741,398)         133,983
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency
                                               -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                    (5,446,305)      (1,389,864)     (12,316,430)     (26,894,852)
   Distribution to shareholders from
     net investment income (Note D)
   Distribution to shareholders from
     capital gains (Note D)                                                                          (3,741,421)
   Increase (decrease) in net assets derived
     from shareholder transactions
     (Note F)                                      6,284,701       12,975,956       (5,424,271)         678,657
                                               -------------    -------------    -------------    -------------

Net increase (decrease) in net assets                838,396       11,586,092      (17,740,701)     (29,957,616)

NET ASSETS:
   Beginning of Period                            11,586,092                0       49,583,867       79,541,483
                                               -------------    -------------    -------------    -------------

   End of Period                               $  12,424,488    $  11,586,092    $  31,843,166    $  49,583,867
                                               =============    =============    =============    =============

Undistributed net investment
   income                                      $           0    $           0    $           0    $           0
                                               =============    =============    =============    =============


                                                          EMERGING
                                                           GROWTH
                                                         PORTFOLIO
                                               ------------------------------
                                                   YEAR            YEAR
                                                   ENDED           ENDED
                                                 DECEMBER         DECEMBER
                                                 31, 2002         31, 2001
  INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)           $    (328,689)   $    (273,473)
   Net realized gain (loss) on
     security transactions                       (34,227,350)     (43,283,837)
   Net realized gain (loss) from foreign
     currency transactions                             1,420          (38,290)
   Net unrealized gain (loss)
     on investments                               (6,303,577)     (20,091,663)
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                   1,577            1,702
                                               -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                   (40,856,619)     (63,685,561)
   Distribution to shareholders from
     net investment income (Note D)
   Distribution to shareholders from
     capital gains (Note D)                                       (32,554,063)
   Increase (decrease) in net assets derived
     from shareholder transactions
     (Note F)                                     (5,814,495)      40,721,164
                                               -------------    -------------

Net increase (decrease) in net assets            (46,671,114)     (55,518,460)

NET ASSETS:
   Beginning of Period                           120,659,006      176,177,466
                                               -------------    -------------

   End of Period                               $  73,987,892    $ 120,659,006
                                               =============    =============

Undistributed net investment
   income                                      $          27    $           0
                                               =============    =============

(A) Date of commencement of operations.

                       See notes to financial statements.

                                                           CAPITAL                            SMALL
                                                           GROWTH                            COMPANY
                                                          PORTFOLIO                         PORTFOLIO
                                               ------------------------------    ------------------------------
                                                    YEAR            YEAR             YEAR             YEAR
                                                    ENDED           ENDED            ENDED            ENDED
                                                  DECEMBER         DECEMBER        DECEMBER         DECEMBER
                                                   31,2002          31,2001          31,2002         31,2001
  INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)           $    (176,516)   $  (1,320,756)   $    (474,051)   $    (479,701)
   Net realized gain (loss) on
     security transactions                       (21,774,219)     (21,951,304)     (11,100,099)      (3,836,655)
   Net realized gain (loss) from foreign
     currency transactions
   Net unrealized gain (loss)
     on investments                              (58,571,676)     (66,413,401)     (11,152,224)      (2,386,000)
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency
                                               -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                   (80,522,411)     (89,685,461)     (22,726,374)      (6,702,356)
   Distribution to shareholders from
     net investment income (Note D)
   Distribution to shareholders from
     capital gains (Note D)                                       (22,081,290)
   Increase (decrease) in net assets derived
     from shareholder transactions
     (Note F)                                    (14,832,763)      24,821,315       (3,951,852)       4,961,686
                                               -------------    -------------    -------------    -------------

Net increase (decrease) in net assets            (95,355,174)     (86,945,436)     (26,678,226)      (1,740,670)

NET ASSETS:
   Beginning of Period                           263,092,721      350,038,157       78,543,761       80,284,431
                                               -------------    -------------    -------------    -------------

   End of Period                               $ 167,737,547    $ 263,092,721    $  51,865,535    $  78,543,761
                                               =============    =============    =============    =============

Undistributed net investment
   income                                      $           0    $           0    $           0    $       8,595
                                               =============    =============    =============    =============


                                                          MID-CAP                         INTERNATIONAL
                                                           VALUE                             EQUITY
                                                         PORTFOLIO                          PORTFOLIO
                                               ------------------------------    ------------------------------
                                                    YEAR         PERIOD FROM        YEAR               YEAR
                                                    ENDED      MAY 1, 2001 (A)      ENDED              ENDED
                                                  DECEMBER         THROUGH         DECEMBER          DECEMBER
                                                  31, 2002    DECEMBER 31, 2001    31, 2002          31, 2001
  INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)           $     (16,544)   $       3,116    $     141,216    $      71,497
   Net realized gain (loss) on
     security transactions                        (1,082,318)        (329,228)      (9,433,645)      (9,744,397)
   Net realized gain (loss) from foreign
     currency transactions                              (609)          (1,126)         191,652         (156,965)
   Net unrealized gain (loss)
     on investments                               (3,415,821)         793,132        1,744,772         (238,870)
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                     428             (143)           9,334           51,518
                                               -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                    (4,514,864)         465,661       (7,346,671)     (10,017,217)
   Distribution to shareholders from
     net investment income (Note D)
   Distribution to shareholders from
     capital gains (Note D)
   Increase (decrease) in net assets derived
     from shareholder transactions
     (Note F)                                     10,387,192       20,005,520          657,909        2,301,862
                                               -------------    -------------    -------------    -------------

Net increase (decrease) in net assets              5,872,328       20,471,181       (6,688,762)      (7,715,355)

NET ASSETS:

   Beginning of Period                            20,471,181                0       32,172,905       39,888,260
                                               -------------    -------------    -------------    -------------

   End of Period                               $  26,343,509    $  20,471,181    $  25,484,143    $  32,172,905
                                               =============    =============    =============    =============

Undistributed net investment
   income                                      $           0    $       2,526    $     332,868    $           0
                                               =============    =============    =============    =============

                                                        SMALL-CAP                         S&P 500
                                                          VALUE                             INDEX
                                                        PORTFOLIO                         PORTFOLIO
                                             ------------------------------    ------------------------------

                                                  YEAR         PERIOD FROM         YEAR             YEAR
                                                  ENDED      MAY 1, 2001(A)        ENDED            ENDED
                                                DECEMBER         THROUGH          DECEMBER         DECEMBER
                                                31, 2002    DECEMBER 31, 2001     31, 2002         31, 2001
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)         $     (81,997)   $     (10,155)   $   2,255,722    $   1,933,453
   Net realized gain (loss) on
     security transactions                        (873,886)         149,014       (6,673,232)      (1,675,464)
   Net realized loss on futures
     contracts                                                                    (2,147,002)      (4,022,949)
   Net realized gain (loss) from foreign
     currency transactions
   Net unrealized gain (loss)
     on investments                             (2,834,613)         805,189      (38,876,432)     (20,092,188)
   Net unrealized gain (loss) on
     futures contracts                                                              (295,213)         157,763
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency
                                             -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                  (3,790,496)         944,048      (45,736,157)     (23,699,385)
   Distribution to shareholders from
     net investment income                                                        (1,932,263)      (1,237,580)
   Distribution to shareholders from
     capital gains                                 (96,580)        (106,039)
   Increase (decrease) in net assets  derived
     from shareholder transactions
     (Note F)                                    9,382,811       17,105,866       24,495,161       38,052,068
                                             -------------    -------------    -------------    -------------

Net increase (decrease) in net assets            5,495,735       17,943,875      (23,173,259)      13,115,103

NET ASSETS:

   Beginning of Period                          17,943,875                0      189,046,310      175,931,207
                                             -------------    -------------    -------------    -------------

   End of Period                             $  23,439,610    $  17,943,875    $ 165,873,051    $ 189,046,310
                                             =============    =============    =============    =============

Undistributed net investment
   income (loss)                             $           0    $         937    $   2,249,935    $   1,932,587
                                             =============    =============    =============    =============


                                                         VALUE
                                                        PORTFOLIO
                                             ------------------------------
                                                  YEAR           YEAR
                                                  ENDED          ENDED
                                                DECEMBER        DECEMBER
                                                31, 2002        31, 2001
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)         $     623,040    $     806,046
   Net realized gain (loss) on
     security transactions                      (4,221,295)        (823,358)
   Net realized loss on futures
     contracts
   Net realized gain (loss) from foreign
     currency transactions
   Net unrealized gain (loss)
     on investments                            (16,736,073)       1,203,940
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency
                                             -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                 (20,334,328)       1,186,628
   Distribution to shareholders from
     net investment income                        (803,166)        (884,004)
   Distribution to shareholders from
     capital gains                                                  (60,962)
Increase (decrease) in net assets  derived
     from shareholder transactions
     (Note F)                                   (5,697,958)      12,866,355
                                             -------------    -------------

Net increase (decrease) in net assets          (26,835,452)      13,108,017

NET ASSETS:

   Beginning of Period                          96,103,870       82,995,853
                                             -------------    -------------

   End of Period                             $  69,268,418    $  96,103,870
                                             =============    =============

Undistributed net investment
   income (loss)                             $     616,324    $     803,166
                                             =============    =============

(A) Date of commencement of operations.

                       See notes to financial statements.

                                                      WORLD GROWTH
                                                         STOCK                            BALANCED
                                                       PORTFOLIO                         PORTFOLIO
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR              YEAR
                                                 ENDED            ENDED            ENDED             ENDED
                                               DECEMBER         DECEMBER         DECEMBER          DECEMBER
                                               31, 2002         31, 2001         31, 2002          31, 2001
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)         $   1,354,679    $   1,489,345    $   1,443,820    $   1,677,663
   Net realized gain (loss) on
     security transactions                      (4,468,782)      (1,715,553)      (4,583,835)      (3,644,652)
   Net realized loss on futures
     contracts
   Net realized gain (loss) from foreign
     currency transactions                          41,834         (119,929)           6,852           (2,903)
   Net unrealized gain (loss)
     on investments                            (16,803,934)      (8,263,758)      (1,231,410)        (898,475)
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                27,233              542              213            2,227
                                             -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                 (19,848,970)      (8,609,353)      (4,364,360)      (2,866,140)
   Distribution to shareholders from
     net investment income                      (1,306,095)      (2,005,530)      (1,666,259)      (1,684,607)
   Distribution to shareholders from
     capital gains                                              (16,561,065)                       (3,041,524)
   Increase (decrease) in net assets  derived
     from shareholder transactions
     (Note F)                                   (2,624,063)      13,094,330        2,778,169       11,388,388
                                             -------------    -------------    -------------    -------------

Net increase (decrease) in net assets          (23,779,128)     (14,081,618)      (3,252,450)       3,796,117

NET ASSETS:
   Beginning of Period                         118,895,577      132,977,195       65,749,492       61,953,375
                                             -------------    -------------    -------------    -------------

   End of Period                             $  95,116,449    $ 118,895,577    $  62,497,042    $  65,749,492
                                             =============    =============    =============    =============

Undistributed net investment
   income (loss)                             $   1,008,826    $     918,408    $   1,450,670    $   1,666,257
                                             =============    =============    =============    =============

                                                       HIGH YIELD                          MONEY
                                                         BOND                              MARKET
                                                       PORTFOLIO                          PORTFOLIO
                                             ------------------------------    ------------------------------
                                                 YEAR              YEAR            YEAR            YEAR
                                                 ENDED             ENDED           ENDED           ENDED
                                                DECEMBER          DECEMBER        DECEMBER        DECEMBER
                                                31, 2002          31, 2001        31, 2002        31, 2001
INCREASE (DECREASE) IN NET ASSETS:

   Net investment income gain (loss)         $   1,169,857    $   1,482,336    $     940,471    $   1,787,701
   Net realized gain (loss) on
     security transactions                      (1,548,445)      (1,448,932)             838            1,138
   Net realized loss on futures
     contracts
   Net realized gain (loss) from foreign
     currency transactions                          (5,749)          (2,778)
   Net unrealized gain (loss)
     on investments                                664,558          (22,763)         (41,798)          40,881
   Net unrealized gain (loss) on
     futures contracts
   Net unrealized gain (loss) on
     translation of assets and
     liabilities in foreign currency                (1,021)           1,185
                                             -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets
     resulting from operations                     279,200            9,048          899,511        1,829,720
   Distribution to shareholders from
     net investment income                          (6,894)      (1,485,069)      (1,777,741)      (1,744,812)
   Distribution to shareholders from
     capital gains
   Increase (decrease) in net assets  derived
     from shareholder transactions
     (Note F)                                    1,693,694        6,053,265        9,022,118       35,276,093
                                             -------------    -------------    -------------    -------------

Net increase (decrease) in net assets            1,966,000        4,577,244        8,143,888       35,361,001

NET ASSETS:
   Beginning of Period                          13,842,770        9,265,526       65,665,740       30,304,739
                                             -------------    -------------    -------------    -------------

   End of Period                             $  15,808,770    $  13,842,770    $  73,809,628    $  65,665,740
                                             =============    =============    =============    =============

Undistributed net investment
   income (loss)                             $   1,152,219    $      (4,775)   $     940,470    $   1,777,740
                                             =============    =============    =============    =============

                         NOTES TO FINANCIAL STATEMENTS

                                      FOR THE YEAR ENDED DECEMBER 31, 2002

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the "Portfolios"): the Mid-Cap Growth Portfolio, the Growth Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Small Company Portfolio, the Mid-Cap Value Portfolio, the International Equity Portfolio, the Small-Cap Value Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the World Growth Stock Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities at December 31, 2002 was $11,261, held by the High Yield Bond Portfolio. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded on a trade date basis; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2002.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2002, the Emerging Growth Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                    U.S. DOLLAR
CONTRACTS                    SETTLEMENT   CONTRACTS TO                VALUE AT     UNREALIZED
PURCHASED                      DATE         RECEIVE         COST      12/31/02    APPRECIATION
-----------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Euro dollars                  01/03/03      8,612         $ 8,959     $ 9,036       $  77
Norwegian krone               01/03/03      6,222             887         898          11

                                                                        U.S. DOLLAR
CONTRACTS                        SETTLEMENT   CONTRACTS TO                VALUE AT     UNREALIZED
SOLD                               DATE         DELIVER       PROCEEDS    12/31/02    DEPRECIATION
--------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Norwegian krone                  01/06/03       196,488       $ 28,247     $ 28,362     $   (115)

HIGH YIELD BOND PORTFOLIO
Euro dollars                     02/10/03        49,500         49,847       51,856       (2,010)

FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contacts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2002, the S&P 500 Index Portfolio held the following futures contracts:

                                                            MARKET          MARKET
CONTRACTS                   EXPIRATION     NUMBER OF       VALUE OF       UNREALIZED
PURCHASED                      DATE        CONTRACTS       CONTRACTS     DEPRECIATION
-------------------------------------------------------------------------------------
S&P 500 INDEX PORTFOLIO
S&P 500 Stock
Index Contracts              03/03/03          45         $ 9,887,625    $ (278,200)

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At December 31, 2002, gross unrealized gains and losses, and adjusted cost basis for Federal Income tax purposes were as follows:

                                                          NET UNREALIZED      FEDERAL TAX
PORTFOLIO                   GAINS            LOSSES         GAIN(LOSS)           COST
-----------------------------------------------------------------------------------------
Mid-Cap Growth           $    516,830     $    803,052    $    (286,222)    $  12,106,006
Growth                      1,334,927        1,972,479         (637,552)       30,723,021
Emerging Growth             1,459,507       12,692,005      (11,232,498)       83,007,885
Capital Growth              5,076,401       49,191,227      (44,114,826)      205,072,410
Small Company               4,024,267       18,618,467      (14,594,200)       64,333,799
Mid-Cap Value               1,332,021        4,396,783       (3,064,762)       28,891,749
International Equity          798,288        2,577,121       (1,778,833)       25,867,230
Small-Cap Value               742,276        2,882,303       (2,140,027)       24,711,341
S&P 500 Index               9,406,453       85,932,964      (76,526,511)      233,163,440
Value                       4,473,450       11,084,013       (6,610,563)       73,173,366
World Growth Stock         13,751,625       24,718,137      (10,966,512)      104,057,431
Balanced                    2,524,115        2,973,295         (449,180)       54,983,161
High Yield Bond               484,470        1,658,615       (1,174,145)       16,273,720
Money Market                    2,698              946            1,752        68,763,835

At December 31, 2002, the Emerging Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio and Balanced Portfolio had unrealized foreign currency gains of $1,631; $285; $9,618; $16,738 and $1,811; respectively. The High Yield Bond Portfolio had an unrealized foreign currency loss of $1,250.

At December 31, 2002, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                         TOTAL LOSS          EXPIRES       EXPIRES          EXPIRES        EXPIRES         EXPIRES
PORTFOLIO               CARRYFORWARD          2006          2007             2008           2009            2010
--------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth          $  6,369,803       $       -     $         -     $         -    $  2,334,008    $  4,035,795
Growth                    36,677,541               -               -               -      27,407,801       9,269,740
Emerging Growth           77,044,777               -               -               -      38,677,089      38,367,688
Capital Growth            42,990,524               -               -               -      21,930,852      21,059,672
Small Company             22,036,446               -       3,929,985       3,425,713       3,605,991      11,074,757
Mid-Cap Value                944,558               -               -               -         306,869         637,689
International Equity      19,805,539               -               -         782,842       9,447,776       9,574,921
Small-Cap Value              750,143               -               -               -               -         750,143
S&P 500 Index             14,569,369               -               -         539,615       5,102,716       8,927,038
Value                      5,175,842               -               -               -         961,263       4,214,579
World Growth Stock         6,218,661               -               -               -       1,749,879       4,468,782
Balanced                   8,110,047               -               -               -       3,482,471       4,627,576
High Yield Bond            3,900,640         128,147         261,114         231,394       1,575,068       1,704,917
Money Market                       -               -               -               -               -               -

The Money Market Portfolio utilized $120 of its capital loss carryovers during the year ended December 31, 2002.

In addition, during the period from November 1, 2002 through December 31, 2002, the Small Cap Value Portfolio incurred a capital loss of $63,361. This loss is treated for Federal income tax purposes as if they occurred on January 1, 2003. Accordingly, during 2002 this Portfolio may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

Purchases and sales of investment securities for the period ended December 31, 2002, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                              COST OF              PROCEEDS FROM
                             INVESTMENT             INVESTMENT
PORTFOLIO                SECURITIES PURCHASED     SECURITIES SOLD
-----------------------------------------------------------------
Mid-Cap Growth              $  34,012,182         $  27,887,533
Growth                        108,947,967           115,418,213
Emerging Growth               105,756,948           107,446,050
Capital Growth                104,904,218           114,871,354
Small Company                  36,357,931            40,142,642
Mid-Cap Value                  28,119,206            17,737,964
International Equity           39,869,773            39,207,942
Small-Cap Value                22,613,064            12,720,869
S&P 500 Index                  23,819,779             4,849,671
Value                          32,176,136            32,416,348
World Growth Stock             10,606,574            12,607,523
Balanced                       49,135,140            48,735,508
High Yield Bond                 9,524,422             8,119,306

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2002 and 2001 was as follows:

                              DISTRIBUTIONS PAID IN 2002     DISTRIBUTIONS PAID IN 2001
                             ----------------------------  -----------------------------
                              ORDINARY       LONG-TERM      ORDINARY        LONG-TERM
PORTFOLIO                     INCOME       CAPITAL GAINS     INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------
Mid-Cap Growth              $         -      $     -     $          -     $          -
Growth                                -            -                -        3,741,421
Emerging Growth                       -            -        3,647,206       28,906,857
Capital Growth                        -            -                -       22,081,290
Small Company                         -            -                -                -
Mid-Cap Value                         -            -                -                -
International Equity                  -            -                -                -
Small-Cap Value                  93,039        3,541          106,039                -
S&P 500 Index                 1,932,263            -        1,237,580                -
Value                           803,166            -          884,004           60,962
World Growth Stock            1,306,095            -        3,342,304       15,224,291
Balanced                      1,666,259            -        2,407,939        2,318,192
High Yield Bond                   6,894            -        1,485,069                -
Money Market                  1,777,741            -        1,744,812                -

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                          UNDISTRIBUTED       UNREALIZED
                         CAPITAL LOSS      UNDISTRIBUTED    LONG-TERM        APPRECIATION
PORTFOLIO                CARRYFORWARD     ORDINARY INCOME  CAPITAL GAIN     (DEPRECIATION)
------------------------------------------------------------------------------------------
Mid-Cap Growth          $  (6,369,803)      $         -       $    -        $    (286,222)
Growth                    (36,677,541)                -            -             (637,552)
Emerging Growth           (77,044,777)                -            -          (11,232,498)
Capital Growth            (42,990,524)                -            -          (44,114,826)
Small Company             (22,036,446)                -            -          (14,594,200)
Mid-Cap Value                (944,558)                -            -           (3,064,762)
International Equity      (19,805,539)          332,868            -           (1,778,833)
Small-Cap Value              (750,143)                -            -           (2,140,027)
S&P 500 Index             (14,569,369)        2,249,935            -          (76,526,511)
Value                      (5,175,842)          616,324            -           (6,610,563)
World Growth Stock         (6,218,661)        1,866,526            -          (10,966,512)
Balanced                   (8,110,047)        1,450,670            -             (449,180)
High Yield Bond            (3,900,640)        1,175,990            -           (1,174,145)
Money Market                        -           941,189            -                1,752

NOTE E--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Turner Investment Partners, Inc. to provide investment advisory services for the Mid-Cap Growth Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Wellington Management Company, LLP to provide investment advisory services for the Mid-Cap Value Portfolio; Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Dalton, Greiner, Hartman, Maher & Company to provide investment advisory services for the Small-Cap Value Portfolio; Barclays Global Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth Portfolio, the High Yield Bond Portfolio and the Money Market Portfolio; Janus Capital Management LLC to provide investment advisory services for the Balanced Portfolio and the Capital Growth Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                              FIRST $400      NEXT $400     OVER $500
PORTFOLIO                      MILLION         MILLION       MILLION
-------------------------------------------------------------------------
Mid-Cap Growth                  .90%            .90%          .90%
Growth                          .75%            .75%          .75%
Capital Growth*                 .85%            .80%          .75%
Mid-Cap Value                  1.05%           1.05%         1.05%
S&P 500 Index                   .24%            .24%          .24%
High Yield Bond                 .75%            .75%          .75%

                              FIRST $200      NEXT $1.10    OVER $1.30
PORTFOLIO                      MILLION         MILLION       MILLION
-------------------------------------------------------------------------
Emerging Growth                 .80%            .75%          .70%
Small Company                   .75%            .70%          .65%
International Equity           1.00%           1.00%         1.00%
Small-Cap Value                1.30%           1.30%         1.30%
Value                           .75%            .70%          .65%
World Growth Stock              .75%            .70%          .65%
Balanced                        .75%            .70%          .65%
Money Market                    .50%            .45%          .40%

EXPENSE REDUCTIONS: JPIA has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets.

Expenses incurred in excess of the expense cap and paid by JPIA will be carried over into future fiscal years and may be reimbursed during any fiscal year in which the Portfolio's total expense ration is below the expense cap. As of December 31, 2002, the cumulative potential reimbursement to JPIA is $287,621.

This Expense Reimbursement Plan may be terminated by JPIA at any time. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and JPIA shall cease.

* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio was reduced from 1.00% of the first $200 Million, 0.95% of the next $1.1 Billion, and 0.90% over $1.3 Billion of average daily net asssets.

NOTE F--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

MID-CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                              YEAR ENDED                   MAY 1, 2001(A) THROUGH
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             1,603,632    $  11,332,741        1,379,174    $  13,223,268
Shares issued as reinvestment
   of dividends
Shares redeemed                            (836,713)      (5,048,040)         (29,314)        (247,312)
                                      -------------    -------------    -------------    -------------
     Net increase                           766,919    $   6,284,701        1,349,860    $  12,975,956
                                      =============    =============    =============    =============

GROWTH PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               446,801    $   5,032,758        1,324,673    $  20,683,469
Shares issued as reinvestment
   of dividends                                                               266,055        3,741,421
Shares redeemed                            (979,910)     (10,457,029)      (1,563,392)     (23,746,233)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (533,109)   $  (5,424,271)          27,336    $     678,657
                                      =============    =============    =============    =============

EMERGING GROWTH PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               635,211    $   7,631,329        1,363,680    $  25,629,926
Shares issued as reinvestment
   of dividends                                                             1,953,386       32,554,063
Shares redeemed                          (1,234,315)     (13,445,824)        (975,641)     (17,462,825)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (599,104)   $  (5,814,495)       2,341,425    $  40,721,164
                                      =============    =============    =============    =============

CAPITAL GROWTH PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               575,271    $  10,352,505        1,030,079    $  27,731,185
Shares issued as reinvestment
   of dividends                                                               901,760       22,081,290
Shares redeemed                          (1,446,974)     (25,185,268)        (970,238)     (24,991,160)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (871,703)   $ (14,832,763)         961,601    $  24,821,315
                                      =============    =============    =============    =============

(A) Date of commencement of operations.

SMALL COMPANY PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               609,056    $   7,419,534        1,432,273    $  19,726,295
Shares issued as reinvestment
   of dividends
Shares redeemed                          (1,011,441)     (11,371,386)      (1,139,709)     (14,764,609)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (402,385)   $  (3,951,852)         292,564    $   4,961,686
                                      =============    =============    =============    =============

MID-CAP VALUE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                              YEAR ENDED                   MAY 1, 2001(A) THROUGH
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             2,440,321    $  23,754,882        2,090,074    $  20,251,337
Shares issued as reinvestment
   of dividends
Shares redeemed                          (1,428,560)     (13,367,690)         (27,151)        (245,817)
                                      -------------    -------------    -------------    -------------
     Net increase                         1,011,761    $  10,387,192        2,062,923    $  20,005,520
                                      =============    =============    =============    =============

INTERNATIONAL EQUITY PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               715,270    $   5,513,551        1,570,071    $  15,810,244
Shares issued as reinvestment
   of dividends
Shares redeemed                            (620,515)      (4,855,642)      (1,405,230)     (13,508,382)
                                      -------------    -------------    -------------    -------------
     Net increase                            94,755    $     657,909          164,841    $   2,301,862
                                      =============    =============    =============    =============

SMALL-CAP VALUE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                              YEAR ENDED                   MAY 1, 2001(A) THROUGH
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             2,118,708    $  22,916,820        1,844,116    $  19,410,099
Shares issued as reinvestment
   of dividends                              17,754          202,619
Shares redeemed                          (1,324,366)     (13,736,628)        (223,449)      (2,304,233)
                                      -------------    -------------    -------------    -------------
     Net increase                           812,096    $   9,382,811        1,620,667    $  17,105,866
                                      =============    =============    =============    =============

(A) Date of commencement of operations.

S&P 500 INDEX PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             7,034,401    $  48,900,285        5,875,167    $  49,200,564
Shares issued as reinvestment
   of dividends                             244,339        1,932,263          154,866        1,237,580
Shares redeemed                          (3,941,924)     (26,337,387)      (1,547,239)     (12,386,076)
                                      -------------    -------------    -------------    -------------
     Net increase                         3,336,816    $  24,495,161        4,482,794    $  38,052,068
                                      =============    =============    =============    =============

VALUE PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               550,614    $   9,799,053        1,674,148    $  32,768,319
Shares issued as reinvestment
   of dividends                              40,616          803,166           49,629          944,966
Shares redeemed                            (965,117)     (16,300,177)      (1,071,788)     (20,846,930)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (373,887)   $  (5,697,958)         651,989    $  12,866,355
                                      =============    =============    =============    =============

WORLD GROWTH STOCK PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                               404,718    $   7,865,972          265,490    $   5,829,469
Shares issued as reinvestment
   of dividends                              64,199        1,306,095          915,268       18,566,595
Shares redeemed                            (639,770)     (11,796,130)        (522,524)     (11,301,734)
                                      -------------    -------------    -------------    -------------
     Net increase (decrease)               (170,853)   $  (2,624,063)         658,234    $  13,094,330
                                      =============    =============    =============    =============

BALANCED PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             1,140,465    $  13,486,101        1,729,947    $  21,964,959
Shares issued as reinvestment
   of dividends                             137,255        1,666,259          387,405        4,726,131
Shares redeemed                          (1,062,270)     (12,374,191)      (1,219,969)     (15,302,702)
                                      -------------    -------------    -------------    -------------
     Net increase                           215,450    $   2,778,169          897,383    $  11,388,388
                                      =============    =============    =============    =============

HIGH YIELD BOND PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             1,902,646    $  13,713,325        2,994,944    $  24,196,433
Shares issued as reinvestment
   of dividends                             206,403        1,485,455          118,958          916,730
Shares redeemed                          (1,881,382)     (13,505,086)      (2,392,442)     (19,059,898)
                                      -------------    -------------    -------------    -------------
     Net increase                           227,667    $   1,693,694          721,460    $   6,053,265
                                      =============    =============    =============    =============

MONEY MARKET PORTFOLIO

                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                      ----------------------------------------------------------------
                                          SHARES          DOLLARS           SHARES          DOLLARS
                                      -------------    -------------    -------------    -------------
Shares issued                             7,199,235    $  77,720,691        9,616,251    $ 105,052,155
Shares issued as reinvestment
   of dividends                             166,052        1,777,741          162,718        1,744,812
Shares redeemed                          (6,514,960)     (70,476,314)      (6,573,969)     (71,520,874)
                                      -------------    -------------    -------------    -------------
     Net increase                           850,327    $   9,022,118        3,205,000    $  35,276,093
                                      =============    =============    =============    =============

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2002, the investment allocation by industry for the International Equity Portfolio was as follows:

                                   % OF
INDUSTRY                         NET ASSETS
-------------------------------------------
Banking                            15.60%
Oil & Gas - Integrated              9.78%
Pharmaceutical                      5.92%
Chemicals                           5.46%
Electronic Components               3.48%
Motor Vehicle Manufacturing         3.44%
Telecommunications - Wireless       3.42%
Retail Stores                       3.40%
Telecommunications-
   Equipment & Services             3.30%
Electronics - Semiconductors        2.83%
Manufacturing                       2.71%
Telecommunications - Wireline       2.60%
Office Equipment                    2.51%
Real Estate                         2.36%
Insurance                           2.35%
Financial Services                  2.08%
Computer Equipment & Services       2.01%
Other                              21.27%

At December 31, 2002, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

                                   % OF
INDUSTRY                         NET ASSETS
-------------------------------------------
Pharmaceutical                     8.16%
Oil & Gas - Integrated             7.18%
Telecommunications - Integrated    6.95%
Banking                            6.33%
Insurance                          6.02%
Financial Services                 5.21%
Retail Stores                      4.22%
Chemicals                          4.11%
Electronics                        3.72%
Utilities - Electric & Gas         3.60%
Food Products                      3.23%
Commercial Services                3.20%
Computer Equipment & Services      2.41%
Real Estate                        2.23%
Mining & Metals -
   Ferrous & Nonferrous            2.07%
Aerospace & Defense                2.00%
Other                             27.23%

NOTE H - GLOBAL HARD ASSETS DISSOLUTION

On April 2, 2002, the SEC issued its order approving the substitution of shares of the Global Hard Assets Portfolio with shares of the World Growth Stock Portfolio and the dissolution of the Global Hard Assets Portfolio. The total net assets of $4,632,957 of the Global Hard Assets Portfolio were substituted for 231,735 shares of the World Growth Stock Portfolio on April 12, 2002. Effective June 27, 2002, the JPVF Global Hard Assets Portfolio was dissolved.

NOTE I - MANAGEMENT OF THE FUND (UNAUDITED)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); the Fund's principal underwriter, Jefferson Pilot Securites Corp. ("JPSC"); and the Fund's distributor, Jefferson Pilot Variable Corp. ("JPVC").

NAME, AGE                                                LENGTH OF
AND ADDRESS                    POSITION(S)               SERVICE         PRINCIPAL OCCUPATIONS
------------------------       -------------------       ---------       ---------------------------------------------
Ronald Angarella (44)          President and             7 Years         Sr. Vice President, JP, JPF, JPLA; President
One Granite Place              Director                                  and Director, JPIA, JPSC, JPVC, and
Concord, NH 03301                                                        Hampshire Funding, Inc.; formerly Sr. Vice
                                                                         President and Director, Chubb Investment
                                                                         Funds, Inc.

Charles C. Cornelio (43)       Vice President            10 Years        Executive Vice President, JP, JPF, and JPLA;
One Granite Place              and General Counsel                       Vice President, Secretary and Director, JPSC;
Concord, NH 03301                                                        Vice President, Hampshire Funding, Inc.

Craig D. Moreshead (34)        Assistant Secretary       4 Years         Counsel for JPF; Assistant Secretary, JPIA;
One Granite Place                                                        formerly Compliance Manager of BancBoston
Concord, NH 03301                                                        Securities, Inc.

John A. Weston (43)            Treasurer                 10 Years        Vice President, JP, JPF and JPLA; Treasurer
One Granite Place                                                        and Chief Financial Officer, JPVC;
Concord, NH 03301                                                        Treasurer, JPIA, JPSC and Hampshire Funding,
                                                                         Inc.; formerly Treasurer of Chubb Investment
                                                                         Funds, Inc.

Alicia K. DuBois (43)          Assistant Treasurer       1 Year          Assistant Treasurer, JPIA; Senior Mutual
One Granite Place                                                        Fund Manager, JPF; formerly Mutual Fund
Concord, NH 03301                                                        Accounting Manager and Mutual Analyst, JPF

Michael D. Coughlin (60)       Director                  13 Years        Owner, Michael D. Coughlin Associates
215 Mountain Road                                                        (general management consulting); formerly
Concord, NH 03301                                                        President of Concord Litho Company, Inc.
                                                                         (printing company)

Elizabeth S. Hager (58)        Director                  13 Years        State Representative, State of New
5 Pleasant View Avenue                                                   Hampshire; Executive Director, United Way;
Concord, NH 03301                                                        Consultant, Fund Development; previously
                                                                         City Councilor, City of Concord , NH and
                                                                         Mayor, City of Concord, NH

Thomas D. Rath (57)            Director                  5 Years         Partner, Rath, Young, Pignatelli, P.A.;
One Capital Plaza                                                        President, PlayBall N.H.; formerly Vice
P.O. Box 1500                                                            Chairman, Primary Bank; Chairman, Horizon
Concord, NH 03302                                                        Bank

Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin and Ms. Hager are members of the Audit Committee, and Mr. Angarella and Ms. Hager are members of the Valuation Committee.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

                         REPORT OF INDEPENDENT AUDITORS

   TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
   JEFFERSON PILOT VARIABLE FUND, INC.

   We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Mid-Cap Growth, Growth, Emerging Growth, Capital Growth, Small Company, Mid-Cap Value, International Equity, Small-Cap Value, S&P 500 Index, Value, World Growth Stock, Balanced, High Yield Bond, and Money Market Portfolios) as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


   Boston, Massachusetts
   February 14, 2003